                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           ICG COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------
Notes:



Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                           ICG Communications, Inc.
                         -----------------------------
                   Notice of Annual Meeting of Stockholders

To the Stockholders of ICG Communications, Inc.:

     Notice is hereby given that the 2000 Annual Meeting of Stockholders (the "Meeting") of ICG COMMUNICATIONS, INC., a Delaware corporation (the "Company"), will be held on Wednesday, June 7, 2000, at 9:30 a.m., local time, at the Company's principal executive offices at 161 Inverness Drive West, Englewood, Colorado, to consider and act upon the following:

     1. The election of three directors to serve until the 2003 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

     2. The approval of the adoption by the Board of Directors of the Company's Year 2000 Executive Long-Term Incentive Plan (the "Option Plan");

     3. The approval of the Board of Directors' plan to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 100,000,000 to 200,000,000 and to increase the number of authorized shares of the Company's Preferred Stock from 1,000,000 to 2,000,000;

     4. The ratification of the appointment of KPMG LLP as independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 2000; and

     5. The transaction of such other business as may properly come before the Meeting and at any adjournments thereof.

     Only stockholders of record of the Company's Common Stock, par value $0.01 per share, and the Company's 8% Series A-1, A-2 and A-3 Convertible Preferred Stock, at the close of business on May 4, 2000, which has been fixed as the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.

     Stockholders are cordially invited to attend the Meeting in person.
Whether or not you plan to attend the Meeting, please sign and date the enclosed proxy card (the "Proxy") and mail it promptly in the enclosed envelope to ensure that your shares are represented at the Meeting. Stockholders who attend the Meeting may vote their shares personally, even though they have mailed in their Proxies.

                                    By Order of the Board of Directors

                                    /s/ J. Shelby Bryan
                                    J. Shelby Bryan
                                    Chairman and Chief Executive Officer

May 9, 2000

                                   IMPORTANT

THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A MAILING ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND NO POSTAGE IS REQUIRED IF IT IS MAILED WITHIN THE UNITED STATES.

                           ICG Communications, Inc.
                 ---------------------------------------------
                                Proxy Statement
                      2000 Annual Meeting of Stockholders
                                 June 7, 2000
                 ---------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of ICG Communications, Inc., a Delaware corporation ("ICG" or the "Company"), to be voted at the 2000 Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's principal executive offices, on June 7, 2000, at 9:30 a.m., local time, and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

     The principal executive offices of the Company are located at 161 Inverness Drive West, Englewood, Colorado 80112. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is May 9, 2000.

                      Voting Securities and Vote Required

     Stockholders of record as of the close of business on May 4, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. On the Record Date, there were 48,641,790 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), outstanding. On the Record Date, there were (i) 50,000 shares of the 8% Series A-1 Convertible Preferred Stock, (ii) 23,000 shares of 8% Series A-2
Convertible Preferred Stock and (iii) 2,000 shares of 8% Series A-3 Convertible Preferred Stock outstanding and eligible to vote (collectively, the "Series A Preferred Stock"). The holders of the Series A Preferred Stock outstanding on the Record Date are entitled to vote on all matters that the holders of the Company's Common Stock are entitled to vote upon. There were no other classes of voting securities of the Company outstanding on such date. Each holder of Common Stock is entitled to one vote for each share held by such holder. As of the Record Date, each holder of Series A Preferred Stock is entitled to 357.14 votes for each share of Series A Preferred Stock held by such holder, an amount equal to the number of shares of Common Stock issuable upon conversion of one share of Series A Preferred Stock. The presence, in person or by proxy, of the holders of one-third of the votes entitled to be cast at the Annual Meeting shall constitute a quorum. If a quorum is present, (i) a plurality of the votes cast by the holders of the Common Stock and Series A Preferred Stock, voting as a single class, in person or by proxy at the Meeting, is required for the election of directors, other than one director nominee who shall be elected by a plurality of the votes cast by holders of the Series A-1 Convertible Preferred Stock, voting as a separate class, (ii) the approval of holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock, voting as a single class, is required to amend the Certificate of Incorporation and (iii) the approval of holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock, voting as a single class, in person or by proxy at the Meeting, is required to approve any other matter presented at the Meeting.

     Under the rules promulgated by the Securities and Exchange Commission, boxes and a designated blank space are provided on the Proxy card for stockholders to mark, if they wish, to withhold authority to vote for one or more of the nominees for directors. Votes withheld in connection with the election of one or more of the nominees for director will be counted as votes cast against such individuals and will be counted toward the presence of a quorum for the transaction of business at the Meeting. If no direction is indicated, the Proxy will be voted for the election of the nominees for director. The form of Proxy does not provide for abstentions with respect to the election of directors; however, a stockholder present at the Meeting may abstain with respect to such election. The treatment of abstentions and broker "non-votes" with respect to the election of directors is consistent with applicable Delaware law and the Company's Bylaws. Abstentions and broker "non-votes" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. An abstention from a vote with respect to a proposal (other than for the election of directors) will have the same practical effect as a vote against such proposal. However, broker "non-votes" are not deemed to be "votes cast." As a result, broker "non-votes" are not included in the tabulation of the voting result on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

                               Voting of Proxies

     A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained herein. If no specification is indicated on the Proxy, the shares represented thereby will be voted (i) FOR the election of the three directors; (ii) FOR the approval of the adoption of the Company's Year 2000 Executive Long-Term Incentive Plan; (iii) FOR the approval of the Directors' plan to amend the Company's Certificate of Incorporation to increase the number of shares of the Company's Common Stock and Preferred Stock; (iv) FOR the ratification of the appointment of the Company's auditors; and (v) in accordance with the judgment of the person or persons voting the Proxies on any other matter that may be properly brought before the Meeting. Each such Proxy granted may be revoked at any time before it is voted by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                       DIRECTORS, NOMINEES AND OFFICERS

     Certain Beneficial Owners. To the best of the Company's knowledge, based on filings with the Securities and Exchange Commission, the following are the only persons who own beneficially five percent or more of the Company's voting securities outstanding, as of April 24, 2000.

                                                                   Percent of
                                                Series A            Series A                                  Percent of
                                               Preferred           Preferred           Common                   Common
Name and Address of Beneficial Owner            Stock(1)            Stock(2)           Stock(3)                 Stock(4)
------------------------------------           ----------          -----------         --------               -----------
Liberty Media Corporation..........              50,000               66.7%           24,528,810                 33.5%
  9197 South Peoria Street
  Englewood, Colorado 80112

Thomas O. Hicks(5).................              23,000               30.7%           11,280,954                 18.8%
  200 Crescent Court, Suite 1600
  Dallas, Texas 75201-6950

Capital Guardian Trust Company(6)..                   -                  -             3,763,710                  7.7%
  11100 Santa Monica Boulevard
  Los Angeles, CA 90025
-----------------------------------

     (1) The Series A Preferred Stock includes 8% Series A-1 Convertible Preferred Stock due 2015 (the "Series A-1 Preferred Stock"), 8% Series A-2 Convertible Preferred Stock due 2015 (the "Series A-2 Preferred Stock") and the 8% Series A-3 Convertible Preferred Stock due 2015 (the "Series A-3 Preferred Stock"). Except in relation to director appointment rights, the powers, preferences and relative, participating, optional and other special rights of the Series A-1 Preferred Stock, the Series A-2 Preferred Stock and the Series A-3 Preferred Stock are identical. The holder of Series A-1 Preferred Stock is entitled to elect two directors to the Company's Board. The holders of Series A-2 Preferred Stock are entitled to elect one director to the Company's Board. Liberty Media Corporation ("Liberty Media") is the beneficial owner of all Series A-1 Preferred Stock. All of the other beneficial owners of Series A Preferred Stock listed in the above table are beneficial owners of the Series A-2 Preferred Stock.

     (2) Based on 75,000 shares of Series A Preferred Stock outstanding as of April 24, 2000.

     (3) Amounts for Liberty Media and Thomas O. Hicks include shares of Common Stock issuable upon conversion of the Series A Preferred Stock and upon exercise of warrants. All amounts were reported by these holders on Schedules 13D on April 20, 2000.

     (4) Based on 48,632,769 shares of Common Stock issued and outstanding as of April 24, 2000, plus shares of Common Stock issuable to such beneficial owner upon conversion or exercise of Preferred Stock and warrants, as the case may be. All share percentages assume that each respective beneficial owner has converted its shares of Series A Preferred Stock, if any, into Common Stock at a conversion price of $28.00 per share and has exercised its warrants to purchase shares of Common Stock, if any.

     (5) Includes shares of Series A-1 Preferred Stock and warrants to purchase Common Stock exercisable by various entities controlled by Hicks, Muse, Tate & Furst, Inc. ("Hicks, Muse"). Mr. Hicks is the chief executive officer of Hicks, Muse and sole member and manager of Hicks, Muse (1999) Fund IV, LLC, which is the sole general partner of Hicks, Muse GP (1999) Partners IV, L.P., which is the sole general partner of HM4/GP (1999) Partners, L.P., which is the sole general partner of each of HMTF Equity Fund IV (1999), L.P. and HMTF Private Equity Fund IV (1999), L.P. HMTF Equity Fund IV (1999), L.P. is the sole member of HM4 ICG Qualified Fund, LLC, and HMTF Private Equity Fund IV (1999), L.P. is the sole member of HM4 ICG Private Fund, LLC. Hicks, Muse GP
          (1999) Partners IV, L.P. is also the sole general partner of each of HM 4-SBS (1999) Coinvestors, L.P. and HM 4-E.Q. (1999) Coinvestors, L.P. HM 4-SBS (1999) Coinvestors, L.P. is the sole member of HM 4-SBS ICG Coinvestors, LLC, and HM 4-E.Q. (1999) Coinvestors, L.P. is the sole member of HM 4-EQ ICG Coinvestors, LLC. Mr. Hicks is also the sole member of HM Fund IV Cayman LLC, which is the sole general partner of HM GP Partners IV Cayman, L.P., which is the sole general partner of HM Equity Fund IV/GP Partners (1999), C.V., which is the sole general partner of Hicks, Muse PG-IV (1999), C.V. Hicks, Muse PG-IV (1999), C.V. is the sole member of HM PG-IV ICG, LLC. Mr. Hicks is also the sole member of HMTF Bridge Partners, LLC, which is the sole general partner of HMTF Bridge Partners, L.P., which is the sole member of HMTF Bridge ICG, LLC. Mr. Hicks reported on Schedule 13D that, as of April 10, 2000, he has shared voting and dispositive power with respect to 11,280,954 shares of Common Stock; each of HMTF Bridge ICG, LLC and HMTF Bridge Partners, L.P. has shared voting and dispositive power with respect to 5,640,477 shares of Common Stock; each of Hicks, Muse (1999) Fund IV, LLC and Hicks, Muse GP (1999) Partners IV, L.P. has shared voting and dispositive power with respect to 5,367,267 shares of Common Stock; HM4/GP
     (1999) Partners, L.P. has shared voting and dispositive power with respect to 5,168,710 shares of Common Stock; each of HM4 ICG Qualified Fund, LLC and HMTF Equity Fund IV (1999), L.P. has shared voting and dispositive power with respect to 5,132,396 shares of Common Stock; each of HM PG-IV ICG, LLC, Hicks, Muse PG-IV (1999), C.V., HM Equity Fund IV/GP Partners
     (1999), C.V., HM GP Partners IV Cayman, L.P. and HM Fund IV Cayman LLC has shared voting and dispositive power with respect to 273,210 shares of Common Stock; each of HM 4-SBS ICG Coinvestors, LLC and HM 4-SBS (1999) Coinvestors, L.P. has shared voting and dispositive power with respect to 123,055 shares of Common Stock; each of HM 4-EQ ICG Coinvestors, LLC and HM 4-EQ (1999) ICG Coinvestors, L.P. has shared voting and dispositive power with respect to 75,502 shares of Common Stock; and each of HM4 ICG Private Fund, LLC and HMTF Private Equity Fund IV (1999), L.P. has shared voting and dispositive power with respect to 36,314 shares of Common Stock.

(6) Capital Guardian Trust Company ("CGTC"), a bank, reported on Schedule 13G that, as of December 31, 1999, it beneficially owns the shares of Common Stock reflected in this table. CGTC reported that it has sole voting power with respect to 2,986,800 of the shares.

     Ownership of Management. The following table sets forth, as of April 24, 2000, the number of shares of ICG voting securities owned by all executive officers, directors and nominees of ICG individually and as a group. The persons named in the table below have sole voting and investment power with respect to all of the shares of ICG voting securities owned by them, unless otherwise noted.

                                                                       Amount/Nature of
Name of Beneficial Owner                                             Beneficial Ownership              Percent(1)
------------------------                                             --------------------              ----------
J. Shelby Bryan                                                           2,236,678(2)                    4.4%
   Chairman of the Board of Directors and Chief Executive
   Officer

William J. Laggett.......................................                   137,797(3)                      *
   Vice Chairman of the Board of Directors

William S. Beans, Jr.....................................                    38,570(4)                      *
   President, Chief Operating Officer and Director

Harry R. Herbst..........................................                   133,202(5)                      *
   Executive Vice President and Chief Financial Officer

Pamela S. Jacobson.......................................                         0                         *
   Executive Vice President, Sales and Marketing

Michael D. Kallet........................................                   119,001(6)                      *
   Executive Vice President, Products and Technology
                                                                                                   (continued)


                                                                         Amount/Nature of
Name of Beneficial Owner                                               Beneficial Ownership       Percent(1)
------------------------                                               --------------------       ----------
Cindy Z. Schonhaut.......................................                    28,636(7)                *
   Executive Vice President, Government and
   External Affairs

H. Don Teague............................................                    76,035(8)                *
   Executive Vice President, General Counsel
   and Secretary

James R. Washington......................................                         0                   *
   Executive Vice President, Network Services

W. Terrell Wingfield, Jr.................................                     1,000(9)                *
   Executive Vice President, Corporate Development

Carla J. Wolin...........................................                     6,250(10)               *
   Executive Vice President, People Services

Thomas O. Hicks..........................................                11,280,954(11)             18.8%
   Director

Gary S. Howard...........................................                         0                   *
   Director

John U. Moorhead II......................................                    57,500(12)               *
   Director

Leontis Teryazos.........................................                   137,500(13)               *
   Director

Walter Threadgill........................................                    67,500(14)               *
   Director

Carl E. Vogel............................................                         0                   *
   Director

All current executive officers and directors as a group
   (17 persons)..........................................                14,317,623(15)             24.6%

---------------------------------------------------------

*    Less than one percent of the outstanding shares of Common Stock.

(1) Based on 48,632,769 issued and outstanding shares of Common Stock on April 24, 2000, plus shares of Common Stock that may be acquired by the person or group indicated pursuant to any options and warrants exercisable, or pursuant to the conversion of any outstanding shares of the Company's Preferred Stock, or pursuant to any shares vesting under the Company's 401(k) Plan, within 60 days.

(2) Includes 165,000 shares of ICG Common Stock held by Mr. Bryan, 21,678 shares of ICG Common Stock held by a 401(k) Plan in Mr. Bryan's name and 2,050,000 shares of ICG Common Stock that may be acquired pursuant to the exercise of outstanding stock options. This figure does not include 2,000 shares held in the name of Mr. Bryan's spouse for which Mr. Bryan specifically disclaims beneficial ownership.

(3) Includes 137,797 shares of ICG Common Stock that may be acquired by Mr. Laggett pursuant to the exercise of outstanding options.

(4) Includes 1,000 unrestricted shares owned by Mr. Beans, 60 shares of ICG Common Stock held by a 401(k) Plan in Mr. Beans' name and 613 shares held in ICG's Employee Stock Purchase Plan and 36,897 shares of ICG Common Stock that may be acquired by Mr. Beans pursuant to the exercise of outstanding stock options.

(5) Includes 3,518 unrestricted shares of ICG Common Stock held by Mr. Herbst in ICG's Employee Stock Purchase Plan and 129,684 shares of ICG Common Stock that may be acquired by Mr. Herbst pursuant to the exercise of outstanding stock options.

(6) Includes 937 shares of ICG Common Stock held by a 401(k) Plan in Mr. Kallet's name, 719 shares of ICG Common Stock held by Mr. Kallet in ICG's Employee Stock Purchase Plan and 117,345 shares of ICG Common Stock that may be acquired by Mr. Kallet pursuant to the exercise of outstanding stock options.

(7) Includes 1,261 shares of ICG Common Stock held by a 401(k) Plan in Ms. Schonhaut's name and 27,375 shares of ICG Common Stock that may be acquired by Ms. Schonhaut pursuant to the exercise of outstanding stock options.

(8) Includes 1,035 shares of ICG Common Stock held by a 401(k) Plan in Mr. Teague's name and 75,000 shares of ICG Common Stock that may be acquired by Mr. Teague pursuant to the exercise of outstanding options.

(9)  Represents 1,000 unrestricted shares owned by Mr. Wingfield.

(10) Includes 6,250 shares of ICG Common Stock that may be acquired by Ms. Wolin pursuant to the exercise of outstanding stock options.

(11) See Note 5 to "Certain Beneficial Owners."

(12) Includes 57,500 shares of ICG Common Stock that may be acquired by Mr. Moorhead pursuant to the exercise of outstanding options.

(13) Includes 137,500 shares of ICG Common Stock that may be acquired by Mr. Teryazos pursuant to the exercise of outstanding options.

(14) Includes 67,500 shares of ICG Common Stock that may be acquired by Mr. Threadgill pursuant to the exercise of outstanding options.

(15) Includes 167,000 shares of ICG Common Stock held directly by the officers and directors as a group, 24,971 shares of ICG Common Stock held by ICG's 401(k) Plan in the names of the individual officers and directors of the Company, 4,850 shares of ICG Common Stock held by ICG's Employee Stock Purchase Plan and 2,842,848 shares of ICG Common Stock that may be acquired pursuant to the exercise of outstanding stock options.

                                  PROPOSAL I

                             ELECTION OF DIRECTORS
                             ---------------------

     A total of three directors ("Class I Directors") are to be elected at the Meeting to serve until the 2003 Annual Meeting of Stockholders and until their successors have been elected and qualified or until their death, resignation or removal. The three Class I Directors whose terms expire at the Meeting and who are up for election are William S. Beans, Jr., John U. Moorhead II and Carl E. Vogel. The Board of Directors recommends the election as Directors of these nominees. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Board of Directors), Proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees selected by the Board of Directors. Assuming a quorum is present, a plurality of the votes of the shares present, in person or by proxy, at the Meeting is required to elect each of the nominees (other than the nominees of the holders of the Series A Preferred Stock) as a director in accordance with the Company's Bylaws.

     Holders of the Series A-1 Convertible Preferred Stock have designated Carl
E. Vogel to be elected to the Board of Directors. The holders of the Series A-1 Convertible Preferred Stock have the exclusive right to vote for the election of Mr. Vogel. As of the Record Date, Liberty Media Corporation ("Liberty Media") beneficially owned all the shares of Series A-1 Convertible Preferred Stock. Liberty Media has advised the Company that it intends to vote in favor of the election of Mr. Vogel. Accordingly, approval of this director nominee is assured.

     The terms of the three Class II Directors, Thomas O. Hicks, Leontis Teryazos and Walter Threadgill, expire at the 2001 Annual Meeting of Stockholders. The terms of the three Class III Directors, J. Shelby Bryan, William J. Laggett and Gary S. Howard, expire at the 2002 Annual Meeting of Stockholders.

     There were eleven meetings of the Board of Directors of the Company, nine meetings of the Stock Option Committee, ten meetings of the Compensation Committee and three meetings of the Audit Committee of the Board of Directors of the Company held during the fiscal year ended December 31, 1999. There were no meetings of the Executive Committee in 1999. With the exception of Messrs. Beans, Vogel, Hicks and Howard, who did not serve on the Board during 1999, all directors attended 75% or more of the meetings of the Board and the committees on which they served.

                  Class I Directors (to serve until the 2003
                        Annual Meeting of Stockholders)

Name                                 Age                   Title
----                                 ---                   -----
William S. Beans, Jr................  34   President, Chief Operating Officer
                                           and Director

John U. Moorhead II(1)(2)(3)........  47   Director

Carl E. Vogel.......................  42   Director

---------------------------------------------

(1)  Member of Audit Committee.
(2)  Member of Compensation Committee.
(3)  Member of Stock Option Committee.

     William S. Beans, Jr. has been a director since April 2000. Mr. Beans has served as President and Chief Operating Officer since January 2000 and, prior thereto, was Executive Vice President and President of Network Services from June 1999. Prior to joining the Company, Mr. Beans held several positions in Teleport Communications Group, Inc., a division of AT&T Local Services. He was National Vice President - Operations from November 1997 until June 1999, Vice President Customer Care/Customer Service from October 1995 to November 1997 and Vice President of Network Development from September 1993 to October 1995.

     John U. Moorhead II has been a Director since June 1998 and is a Managing Director of VM Equity Partners, a firm he co-founded in 1991. Prior to founding VM Equity Partners, Mr. Moorhead worked for eight years as a senior executive in investment banking, first at EF Hutton and then at Lehman Brothers where he was Senior Vice President and Director of the New Business Group of Lehman Brothers' investment banking division from 1987 to 1990. Mr. Moorhead serves on the Board of Directors of SEMX Inc., a NASDAQ National Market company which provides specialty materials and services to the microelectronic and semiconductor industries.

     Carl E. Vogel has been a Director since April 2000. Mr. Vogel has been Senior Vice President of Liberty Media since December 1999. Mr. Vogel previously served as Executive Vice President/Chief Operating Officer of Field Operations for AT&T Broadband from June 1999 until joining Liberty Media. He served as Chairman and Chief Executive Officer of PrimeStar, Inc. from June 1998 to June 1999. From October 1997 to June 1998, Mr. Vogel was Chief Executive Officer of Star Choice Communications. From March 1994 to March 1997, he served first as Executive Vice President and Chief Operating Officer and later as President of EchoStar Communications Corporation. Mr. Vogel serves on the Boards of Directors of Satellite Communications and Teligent, Inc.

OTHER DIRECTORS AND EXECUTIVE OFFICERS OF REGISTRANT

     Set forth below are the names, ages and positions of the other directors and executive officers of the Company:

Name                                                Age                  Position
----                                                ---                  --------
J. Shelby Bryan (2)(6)........................       54  Chairman of the Board of Directors and Chief
                                                         Executive Officer

William J. Laggett (2)(4)(5)(6)...............       70  Vice-Chairman of the Board of Directors

Harry R. Herbst...............................       48  Executive Vice President and Chief Financial
                                                         Officer

Pamela S. Jacobson............................       42  Executive Vice President, Sales and Marketing

Michael D. Kallet.............................       46  Executive Vice President, Products and Technology

Cindy Z. Schonhaut............................       45  Executive Vice President, Government and External Affairs

H. Don Teague.................................       57  Executive Vice President, General Counsel and
                                                         Secretary

James R. Washington...........................       47  Executive Vice President, Network Services


Name                                                Age       Position
----                                                ---       --------
W. Terrell Wingfield, Jr......................       47       Executive Vice President, Corporate
                                                              Development
Carla J. Wolin................................       50       Executive Vice President, People Services
Thomas O. Hicks(1)............................       54       Director
Gary S. Howard(2).............................       49       Director
Leontis Teryazos(1)(3)(4)(5)..................       57       Director
Walter Threadgill(1)(3)(4)(5).................       54       Director

----------------------------------------------

(1)  Term as Director expires at annual meeting of stockholders in 2001.
(2)  Term as Director expires at annual meeting of stockholders in 2002.
(3)  Member of Audit Committee.
(4)  Member of Compensation Committee.
(5)  Member of Stock Option Committee.
(6)  Member of Executive Committee.

     J. Shelby Bryan has been Chairman of the Board of Directors and Chief Executive Officer since June 1999. Prior thereto, he served as President, Chief Executive Officer and Director from May 1995. Mr. Bryan has over 20 years of experience in the telecommunications industry, primarily in the cellular business. He co-founded Millicom International Cellular S.A., a publicly owned corporation providing cellular service internationally, served as its President and Chief Executive Officer from 1985 to 1994 and served as a Director through May 1998.

     William J. Laggett has been Vice-Chairman of the Board of Directors since June 1999. Prior to such time, he was Chairman of the Board of Directors from June 1995 and a Director from January 1995. Mr. Laggett was the President of Centel Cellular Company from 1988 until his retirement in 1993. From 1970 to 1988, Mr. Laggett held a variety of management positions with Centel Corporation, including Group Vice President-Products Group, President-Centel Services, and Senior Vice President-Centel Corporation. Prior to joining Centel, Mr. Laggett worked for New York Telephone Company.

     Harry R. Herbst has been Executive Vice President since July 1998 and, in August 1998, he also became Chief Financial Officer. Mr. Herbst served as a Director from October 1995 until April 2000. From November 1995 through June 1998, he was Vice President of Finance and Strategic Planning of Gulf Canada Resources Ltd. He was Vice President and Treasurer of Gulf Canada Resources Ltd. from January to November 1995. Previously, Mr. Herbst was Vice President of Taxation for Torch Energy Advisors Inc. from 1991 to 1994, and Tax Manager for Apache Corp. from 1987 to 1990. Mr. Herbst is a certified public accountant, formerly with Coopers & Lybrand, now known as PricewaterhouseCoopers LLP.

     Pamela S. Jacobson joined the Company in March 2000 as the Executive Vice President for Sales and Marketing. Prior to joining the Company, Ms. Jacobson held several positions at GTE, including President of General Markets from 1998 to March 2000 and Vice President-Strategic and Technology Planning from 1996 to 1998.

     Michael D. Kallet has been Executive Vice President, Products and Technology since July 1999 and, prior thereto, was Senior Vice President of Products and Services from December 1995.

He has been General Manager and Chief Operations Officer of ICG NetAhead, Inc., a subsidiary of the Company, since February 1999. Prior to joining the Company, he held several positions in the technology industry, including positions at IBM, Computer Support Corporation, Walker Interactive and Software Publishing Corporation (Harvard Graphics).

     Cindy Z. Schonhaut has been Executive Vice President, Government and External Affairs since June 1999 and, prior thereto, was Executive Vice President, Government and Corporate Affairs from November 1998 and Vice President of Government and External Affairs from February 1996. Prior to joining the Company, she had more than 15 years of federal and state telecommunications regulatory experience, consisting of more than four years serving as Vice President, Government Affairs at MFS Communications Company and 11 years as an attorney with the Federal Communications Commission. Ms. Schonhaut currently serves as a member of the Boards of Directors of CompTel, the leading trade association representing competitive telecommunications interests, and the Association for Local Telecommunications Services.

     H. Don Teague has been Executive Vice President, General Counsel and Secretary since May 1997. Prior to this position, Mr. Teague was Senior Vice President, Administration and Legal with Falcon Seaboard Holdings, L.P. and its predecessors from April 1994 through April 1997. From 1974 to April 1994, Mr. Teague was a partner in the law firm of Vinson & Elkins LLP.

     James R. Washington joined the Company in January 2000 as Executive Vice President of Network Services. Prior to joining the Company, Mr. Washington was Vice President of Local Planning at AT&T Corp. from June 1998 to December 1999. From January 1993 to June 1998, Mr. Washington held several positions at Teleport Communications Group, Inc., including Regional Vice President and Vice President of Carrier Relations and Settlements. Mr. Washington also held executive positions at American Mobile Systems, PacTel Paging and MobileComm.

     W. Terrell Wingfield, Jr. joined the Company in March 2000 as the Executive Vice President for Corporate Development. Prior to joining the Company, Mr. Wingfield was Senior Vice President of Telephony Ventures for AT&T Broadband and Services. Mr. Wingfield was also Legal and Government Affairs Vice President for AT&T Corporation's Local Services Division from 1998 through 1999. From 1993 to 1998, Mr. Wingfield held several positions at Teleport Communications Group Inc., including Vice President and General Counsel, Regional Operations Vice President - Central Region, and Counsel - Affiliate Services. Previously, Mr. Wingfield held a variety of positions at Cox Communications.

     Carla J. Wolin joined the Company as Senior Vice President of Human Resources in April 1999 and became Executive Vice President, People Services on January 1, 2000. Prior to joining the Company, Ms. Wolin served as a Vice President of Operations and Administration for Fischer Imaging Corporation. Previously, Ms. Wolin held executive positions with Time-Warner, Aerospatiale Helicopter Corporation, United Technologies Corporation and Executive Jet Aviation.

     Thomas O. Hicks has been a director since April 2000. He has been Chairman of the Board and Chief Executive Officer of Hicks, Muse, Tate & Furst, Inc. since June 1989. From 1984 to May 1989, Mr. Hicks was Co-Chairman of the Board and Co-Chief Executive Officer of Hicks & Haas Incorporated, a Dallas-based private investment firm. Mr. Hicks has been Chairman of the Board of AMFM Inc. since September 1997 and was elected Chief Executive Officer in March 1999. He had been Chairman of the Board of Chancellor Broadcasting Company and Chancellor Radio Broadcasting Company prior to that time, since April 1996. Mr. Hicks has served as a director of AMFM Interactive Inc. since August 1999. Mr. Hicks serves as a director of LIN Holdings Corp., Sybron International Corporation, Inc., Cooperative Computing, Inc., International Home Foods, Inc., Triton Energy Limited,

D.A.C. Vision Inc., Olympus Real Estate Corporation, Viasystems Group, Inc., Home Interiors & Gifts, Inc., Teligent, Inc. and G.H. Mumm Perrier-Jouet.

     Gary S. Howard has been an Executive Vice President and Chief Operating Officer of Liberty Media since July 1998. He has been a member of the Board of Directors of Liberty Media since July 1998. Prior to joining Liberty Media, Mr. Howard was the President and Chief Executive Officer of TCI Ventures Group ("TCIVA"), the technology business development unit of Tele-Communications, Inc. from December 1997 to March 1999. Mr. Howard served as the Chairman and Chief Executive Officer of United Video Satellite Group (recently renamed TV Guide, Inc.) from June 1997 to March 1999. Mr. Howard remains on the Board of Directors of TV Guide, Inc. Mr. Howard served as Chief Executive Officer and President of TCI Satellite Entertainment, Inc. ("TSAT") from February 1995 to August 1997. Immediately prior to his position at TSAT, Mr. Howard was Senior Vice President in charge of Mergers and Acquisitions for TCI Communications, Inc. Mr. Howard originally joined TCI in 1991 through that Company's merger with United Artists Entertainment Company ("UAE"). At UAE, he was Senior Vice President-Acquisitions and Chief Administrative Officer, responsible for cable and theater acquisitions, corporate facilities, risk management, employee benefits and human resources. He also served UAE as Treasurer and Senior Vice President. Mr. Howard serves on the Boards of Directors of Liberty Media, PrimeStar, Inc., TVGuide/UVSG, TSAT and Teligent, Inc.

     Leontis Teryazos has been a Director since June 1995. Mr. Teryazos has been President of Letmic Management Inc., a financial advisory firm that specializes in working with telecommunications and media companies, since 1993. Mr. Teryazos also has headed Letmic Management Reg'd., a real estate development and management company, since 1985.

     Walter Threadgill has been a Director since December 1997 and is the Managing General Partner of Atlantic Coastal Ventures, L.P. Mr. Threadgill also serves on the Board of Directors of Ravisent Technologies, Inc. Previously, Mr. Threadgill was the President and Chief Executive Officer of Multimedia Broadcast Investment Corporation. He has held positions as Divisional Vice President of Fiduciary Trust Company in New York and as Senior Vice President and Chief Operating Officer of United National Bank in Washington, D.C. Mr. Threadgill chaired the Presidential Small Business Advisory Committee and served the National Association of Investment Companies as Director, Treasurer and Legislative Committee Chairman. Mr. Threadgill is a member of the Federal Communications Bar Association.

     There are no family relationships between any current director or officer or any other current director or officer.

Information Regarding Certain Directorships

     In connection with the private placement of the Series A Preferred Stock in April 2000, the Company granted certain stockholders the right to elect three directors to the Board of Directors. Liberty Media, the sole holder of the Series A-1 Convertible Preferred Stock through its affiliate, is entitled to elect one director or such greater number as is necessary to cause the total number of directors elected by the holders of the Series A-1 Convertible Preferred Stock to equal ten percent (10%) of the total number of members of the Company's Board of Directors so long as Liberty Media and its affiliates own any combination of shares of Common Stock and Series A-1 Convertible Preferred Stock representing at least 2,687,571 shares of Common Stock (on an as-converted basis, as adjusted for any stock dividends, splits and combinations and similar events affecting the Common Stock from time to time). In addition, Liberty Media is entitled to elect one additional director or such greater number as is necessary to cause the total number of additional directors elected by the holders of the Series A-1 Convertible Preferred Stock to equal ten percent (10%) of the total number of members of the Company's Board of Directors so long as Liberty Media and its affiliates own any combination of shares of Common Stock and Series A-1 Convertible Preferred Stock representing at least 8,928,571 shares of Common Stock (on an as-converted basis, as adjusted for any stock dividends, splits and combinations and similar events affecting the Common Stock from time to time). Liberty Media has designated two directors, the current maximum number to which it is entitled. Messrs. Howard and Vogel have been designated by Liberty Media. In electing these directors, the holders of the Series A-1 Convertible Preferred Stock vote separately as a class. Affiliates of Hicks, Muse, the sole holders of the Series A-2 Convertible Preferred Stock, are entitled to elect one director or such greater number as is necessary to cause the total number of directors elected by the holders of the Series A-2 Convertible Preferred Stock to equal 10% of the total number of members of the Company's Board of Directors so long as Hicks, Muse owns any combination of shares of Common Stock and Series A-2 Convertible Preferred Stock representing at least 4,107,143 shares of Common Stock (on an as-converted basis, as adjusted for any stock dividend, splits and similar events affecting the Common Stock from time to time). Hicks, Muse has designated one director, the current maximum number to which it is entitled. Mr. Hicks has been designated by Hicks, Muse. In electing this director, the holders of the Series A-2 Convertible Preferred Stock vote separately as a class.

DIRECTOR AND EXECUTIVE COMPENSATION

Director Compensation

     The Company compensates its non-employee directors for attendance at meetings of the Board of Directors or a committee of the Board of Directors as follows: $3,000 for attendance at a meeting in person plus reimbursement of expenses and $1,000 for participation in a telephonic meeting; provided that when meetings of the Board of Directors and/or one or more committees are held on the same day, the non-employee directors are entitled to be compensated only for one such meeting. In addition, the Vice-Chairman of the Board of Directors receives an annual fee of $80,000 payable in quarterly installments. On December 15, 1998, all non-employee directors of the Company were granted options for the 1999 fiscal year to purchase 20,000 shares of Common Stock under the 1998 Stock Option Plan, which vested as to 5,000 shares at the end of each fiscal quarter of 1999 commencing March 31, 1999. On June 9, 1999, all non-employee Directors of the Company were granted options to purchase 5,000 shares of ICG Common Stock under the Company's 1996 Stock Option Plan. On December 15, 1999, all non-employee Directors of the Company were granted options to purchase 20,000 shares of ICG Common Stock under the Company's 1998 Stock Option Plan.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee consists of four non-employee Directors:
William J. Laggett, Vice-Chairman of the Board of Directors, John U. Moorhead II, Walter Threadgill and Leontis Teryazos.

Board Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") evaluates compensation levels of senior management and evaluates the various factors affecting compensation of the Company's highest paid officers. The Compensation Committee believes that compensation to the Company's executive officers should be designed to encourage and reward management's efforts to further strengthen the Company's business and to create added value for stockholders. Such a compensation program helps to achieve the Company's business and financial objectives and also provides incentives needed to attract and retain well-qualified executives. The Company operates in a competitive marketplace and needs to attract and retain highly qualified senior management and executive personnel in order for the Company to achieve its goals of continued growth. The Compensation Committee attributes a substantial portion of the Company's overall performance, as well as the individual contributions of the executive officers, to the executive officers' compensation.

     The Company has employment agreements with all of its executive officers. See "Executive Employment Agreements" for descriptions of those agreements. All senior management, except for J. Shelby Bryan, Chairman of the Board of Directors and Chief Executive Officer, are compensated with a base salary and an incentive bonus. The base salaries are intended to compensate executives for their ongoing leadership skills and management responsibility. The incentive bonuses are dependent upon the Company's performance. For purposes of determining incentive bonuses, the Compensation Committee evaluates the accomplishment of goals set at the beginning of each fiscal year and compares the Company's performance in each year to those goals. As a result of the Company's performance during the year ended December 31, 1999, the Compensation Committee approved bonuses for the Named Officers of the Company. See "Summary Compensation Table" for the definition of Named Officers and the bonuses paid to them.

     In addition, on June 1, 1999 the Stock Option Committee awarded stock options to certain employees of the Company, including executive officers.
These grants were based on individual performance and responsibility and were related to the executive officers' performance during the year ended December 31, 1998 as well as an incentive for continued efforts and success. The Compensation Committee believes that stock options serve as important long-term incentives for executive officers by encouraging their continued employment and commitment to the Company's performance. The Compensation and Stock Option Committees do not consider the number of options currently held by all executive officers in determining individual grants because such consideration could create an incentive to exercise options and sell the underlying stock. See "Summary Compensation Table" for the stock options granted to the executive officers.

     The compensation of the Company's Chairman and Chief Executive Officer, J. Shelby Bryan, is set forth in his employment contract, as amended, and other agreements. Mr. Bryan's base salary is computed as: the sum of (i) one percent (1%) of the increase in revenues of the Company for such fiscal quarter over revenues of the Company for the immediately prior fiscal quarter and (ii) three percent (3%) of the increase in EBITDA (before non-recurring and non-cash charges) of the Company for such fiscal quarter over EBITDA of the Company for the immediately prior fiscal quarter. Such payments were previously calculated on a monthly basis prior to July 1, 1999. In addition, as further incentive to Mr. Bryan, the Company has entered into a Deferred Compensation Agreement with Mr. Bryan pursuant to which Mr. Bryan will receive ten annual installments of $500,000 each, commencing on the later of January 1, 2001 or the date of Mr. Bryan's retirement or termination (whether by resignation by Mr. Bryan or by discharge by the Company) from his position as Chief Executive Officer of the Company. Mr. Bryan was also granted, on March 10, 1999, an option to purchase 200,000 shares of ICG Common Stock at $18.8125 per share. See "Option/SAR Grants In Last Fiscal Year."

     Each of Messrs. Bryan, Herbst and Teague is a party to separate agreements with the Company that provide in the event any executive payments are of the type encompassed within Section 280G of the Internal Revenue Code (the "Code") and are subject to an excise tax, the Company will pay such executive a gross-up payment so that the net amount retained by Messrs. Bryan, Herbst, and Teague as the case may be, after deduction of the excise tax on the gross-up payment, as well as any other taxes due solely as a result of the gross-up payment, shall be equal to the full amount of the executive payments. These agreements survive the termination of employment and continue to be binding until all obligations under the agreements have been satisfied. The employment agreements of Ms. Jacobson and Messrs. Beans, Kallet, Washington and Wingfield each contain a provision that provides the Company shall be responsible for any gross-up payment required to off-set any excise taxes placed on the officers if any payments made to them are considered "parachute payments" within the meaning of Section 280G of the Code.

     The Compensation Committee has reviewed the compensation of the Company's executive officers and has concluded that their compensation was reasonable and appropriate in view of the Company's performance. The Compensation Committee continually evaluates the compensation of the Company's executive officers, including an assessment of compensation reports for comparable companies and for the telecommunications industry. The Compensation Committee believes that maintaining suitable executive compensation programs is necessary to support the future development of the Company and growth in stockholder value.

          William J. Laggett
          John U.  Moorhead II
          Leontis Teryazos
          Walter Threadgill
          (Members of the Compensation Committee)

Executive Compensation and Other Benefits

     The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries, to or on behalf of J. Shelby Bryan, the Company's Chairman and Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Officers") for the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997. The Company has not maintained any long-term incentive plans, and the Company has not granted stock appreciation rights.

                                                    Summary Compensation Table

                                                      Annual Compensation                          Long-term
                                                                                                 Compensation
                                     --------------------------------------------------------  -----------------
                                                                                                                            All
  Name and Principal            Fiscal                                       Other Annual            Securities          Other ($)
      Position                   Year     Salary ($)     Bonus ($)(1)        Compensation            Underlying        Compensation
                                                                                 ($)                  Options               ($)
------------------------------------------------------------------------------------------------------------------------------------
J. Shelby Bryan                  1999    1,500,000(2)            -             98,658(3)               200,000                 -
Chairman of the Board of         1998    1,435,191(2)            -            159,554(4)                     -                 -
  Directors and Chief
  Executive Officer              1997      473,065(2)            -             86,095(5)                     -                 -

John Kane                        1999      337,463       1,059,745              9,049(7)               150,000(6)              -
President and Chief              1998      157,236         101,916              4,200(8)               110,000                 -
  Operating Officer (6)          1997          -               -                    -                        -                 -

Douglas I. Falk                  1999      278,846         470,288            150,659(10)               30,000                 -
Executive Vice                   1998      192,231         234,885             20,182(11)               75,000(12)             -
  President(9)                   1997      160,000          57,360              8,400(8)                27,500(13)             -

Harry R. Herbst                  1999      325,000         188,000             40,341(14)               90,000                 -
Executive Vice                   1998      111,827         187,019             13,879(15)              150,000             6,500(16)
  President and                  1997            -               -                  -                        -                 -
  Chief Financial Officer

H. Don Teague                    1999      281,538         134,169            132,609(17)               60,000                 -
  Executive Vice                 1998      204,865         138,552             26,829(18)               50,000(12)             -
  President, General
  Counsel and Secretary          1997      121,250          64,065             51,387(19)               50,000(13)             -

--------------------------

(1) Consists of amounts earned and paid in the current year and earned in the current year but paid in the subsequent year.

(2) Consists of amounts earned pursuant to the compensation formula in Mr. Bryan's employment agreement, as adjusted for amounts earned in 1999.

(3) Consists of $13,997 for car allowance, $49,583 for housing expenses and Company contributions to 401(k) Defined Contribution Plan in the amount of $35,078.

(4) Consists of $24,430 for car allowance, $46,964 for housing expenses and Company contributions to 401(k) Defined Contribution Plan in the amount of $88,160.

(5) Consists of $40,777 for car allowance, $44,422 for housing expenses and Company contributions to 401(k) Defined Contribution Plan in the amount of $896.

(6) Mr. Kane resigned from the Company effective January 1, 2000. In connection with Mr. Kane's resignation, 82,500 of these options were canceled on February 13, 2000. See "Option/SAR Grants in Last Fiscal Year."

(7) Consists of $8,400 for car allowance and $649 for group term life insurance premiums.

(8)  Consists of amounts for car allowance.

(9)  Mr. Falk resigned from the Company effective January 17, 2000.

(10) Consists of payments for relocation expenses of $109,566, $14,160 for car allowance, Company contributions to 401(k) Defined Contribution Plan in the amount of $25,449, $933 for group term life insurance premiums and membership dues of $551.

(11) Consists of $12,479 for car allowance and Company contributions to 401(k) Defined Contribution Plan in the amount of $7,703.

(12) Includes options regranted as a result of the repricing of the Company's options on September 18, 1998. See "Ten-Year Option/SAR Repricings."

(13) Includes options regranted as a result of the repricing of the Company's options on April 16, 1997. See "Ten-Year Option/SAR Repricings."

(14) Consists of $8,400 for car allowance, Company contributions to 401(k) Defined Contribution Plan in the amount of $31,281 and $660 for group term life insurance premiums.
(15) Consists of $4,200 for car allowance and Company contributions to 401(k) Defined Contribution Plan in the amount of $9,679.
(16) Consists of payments to Mr. Herbst in his capacity as a non-employee director for attendance at meetings of the Board of Directors and committees of the Board of Directors. Mr. Herbst was a non-employee member of the Board of Directors until July 1, 1998, when he was hired as an Executive Vice President of the Company in addition to his duties as a Director. Mr. Herbst resigned as a Director in April 2000.
(17) Consists of payments for relocation expenses of $97,534, $8,400 for car allowance, Company contributions to 401(k) Defined Contribution Plan in the amount of $24,911, $1,498 for group term life insurance premiums and membership dues of $266.
(18) Consists of $8,400 for car allowance and Company contributions to 401(k) Defined Contribution Plan in the amount of $18,429.
(19) Consists of payments for relocation expenses of $42,522, car allowance of $5,918 and Company contributions to 401(k) Defined Contribution Plan in the amount of $2,947.

                     Option/SAR Grants in Last Fiscal Year

       The Company granted no stock appreciation rights during the year ended December 31, 1999 to the Named Officers or to other employees. The following table provides information on option grants during the year ended December 31, 1999 to the Named Officers:



                                    Individual grants                                                    Potential realizable value
                   -------------------------------------------------------                                       at assumed
                              Number of               Percent of total         Exercise                     annual rates of stock
                             securities               options granted             or                         price appreciation
                     underlying options granted    to employees in fiscal     base price     Expiration            for
Name                            (#)                         year                ($/Sh)          date           option term
                                                                                                         --------------------------
                                                                                                            5% ($)           10% ($)
------------------------------------------------------------------------------------------------------------------------------------
J. Shelby Bryan                 200,000                        7.2              18.8125        3/9/09       2,365,397      5,993,908

John Kane(1)                     90,000(1)                     3.2              17.8750        7/1/00          89,353        183,267
                                 60,000(2)                     2.2              20.6563        7/1/00          68,837        141,189

Douglas I. Falk(3)               30,000                        1.1              17.8750       7/17/00          29,784         61,089

Harry R. Herbst                  90,000                        3.2              17.8750       5/31/09       1,011,384      2,562,844

H. Don Teague                    60,000                        2.2              17.8750       5/31/09         674,256      1,708,563

---------------------------------------------

(1) In connection with Mr. Kane's resignation from the Company effective January 1, 2000, 22,500 of these options were canceled on February 13, 2000.
(2) In connection with Mr. Kane's resignation from the Company effective January 1, 2000, all of these options were canceled on February 13, 2000.
(3)  Mr. Falk resigned from the Company effective January 17, 2000.

               Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year End Option Values

     The following table provides information on options exercised during the year ended December 31, 1999 by the Named Officers and the value of such officers' unexercised options at December 31, 1999:

                                                                     Number of securities            Value of unexercised in-the-
                                                                    underlying unexercised                 money options at
                          Shares                                 options at fiscal year end (#)          fiscal year end ($)(1)
                        acquired on          Value             --------------------------------       -----------------------------
Name                    exercise (#)      Realized ($)         Exercisable        Unexercisable       Exercisable     Unexercisable
-----------------------------------------------------------------------------------------------------------------------------------
J. Shelby Bryan             -                  -                 1,750,000              100,000        17,634,375                 -

John Kane                   -                  -                    17,500              202,500            18,750           135,000

Douglas I. Falk             -                  -                    31,250               94,375           118,750           136,484

Harry R. Herbst             -                  -                   107,184              183,750           232,511           219,375

H. Don Teague               -                  -                    37,500              122,500           259,375           349,375

--------------------------------------

(1) Based on the closing price of a share of ICG Common Stock on the NASDAQ National Market of $18.75 on December 31, 1999.

                        Ten-Year Option/SAR Repricings

     The following provides information on the repricing of stock options of the Named Officers:

                                                                                                                      Length of
                                            Number of                                                                  original
                                           Securities       Market price of       Exercise price                      option term
                                           underlying      stock at time of         at time of                        remaining at
                                        Options repriced     repricing or          repricing or      New exercise     repricing or
                                           or amended         amendment             amendment            price           date of
Name                       Date               (#)                ($)                   ($)                ($)           amendment
----------------------------------------------------------------------------------------------------------------------------------
J. Shelby Bryan               -                    -                   -                     -                  -                -
Chairman of the Board
  of Directors and
  Chief Executive
  Officer

John Kane               9/18/98               20,000             16.8750               30.0000            16.8750(1)    116 months
President and Chief     9/18/98               20,000             16.8750               26.5625            16.8750(1)    113 months
  Operating Officer

Douglas I. Falk         9/18/98               30,000             16.8750               30.0000            16.8750(1)    116 months
Executive Vice          4/16/97               15,000             10.3750               20.2500            10.3750(2)    112 months
  President
                        4/16/97                7,500             10.3750               19.1250            10.3750(2)    114 months

                                                                     (Continued)


                                                                                                                      Length of
                                            Number of                                                                  original
                                           Securities       Market price of       Exercise price                      option term
                                           underlying      stock at time of         at time of                        remaining at
                                        Options repriced     repricing or          repricing or      New exercise     repricing or
                                           or amended         amendment             amendment            price           date of
Name                       Date               (#)                ($)                   ($)                ($)           amendment
----------------------------------------------------------------------------------------------------------------------------------
Harry R. Herbst         9/18/98                 100,000           16.8750             35.7500          16.8750(1)       117 months
Executive Vice
  President,
  Chief Financial
  Officer
  and Director

H. Don Teague           9/18/98                  40,000           16.8750             31.3750          16.8750(1)       115 months
Executive Vice
  President
  General Counsel and
  Secretary

----------------------

(1) Represents the closing price of a share of ICG Common Stock on the NASDAQ National Market on September 18, 1998.
(2) Represents the closing price of a share of ICG Common Stock on the NASDAQ National Market on April 16, 1997.

Executive Employment Agreements


     The Company and its subsidiaries have employment agreements with J. Shelby Bryan, William S. Beans, Jr., Harry R. Herbst, Pamela S. Jacobson, Michael D. Kallet, Cindy Z. Schonhaut, H. Don Teague, James, R. Washington, W. Terrell Wingfield Jr. and Carla J. Wolin. The Company has executed a general release, covenant not to sue and agreement with each of John Kane and Douglas I. Falk.

     The Company's amended employment agreement with Mr. Bryan provides for a term of two years which commenced June 1, 1999. The agreement automatically renews from month to month so that there are always two years remaining in the employment term, until either the Company or Mr. Bryan provides notice of its or his desire to terminate. In such case, the term ends upon the date indicated in the notice of termination. As compensation, the Company pays Mr. Bryan a quarterly salary equal to the sum of one percent (1%) of the quarterly increase in the Company's revenue and three percent (3%) of the quarterly increase in Earnings Before Interest, Income Taxes, Depreciation and Amortization ("EBITDA") (and certain non-recurring and non-cash charges). If Mr. Bryan's salary exceeds $1,500,000 in any fiscal year, the Company may elect to pay such excess in unregistered shares of ICG Common Stock. Mr. Bryan is entitled to benefits as are generally provided to the Company's executive officers, including options under stock option plans, a leased automobile, private club membership fees and reimbursement of reasonable out-of-pocket expenses incurred on behalf of the Company. The amended employment agreement also provides for the grant of up to 200,000 stock options to Mr. Bryan at an exercise price of $18.8125 per share, which is the closing price of a share of ICG Common Stock on the NASDAQ National Market on the date of grant. The employment agreement may be terminated by the Company with or without cause or after a disability continuing for a six-month consecutive period, or by Mr. Bryan for cause, including breach of the agreement or reduction in status or responsibilities, change of control or on 90 days' notice to the Company. If the employment agreement is terminated by the Company for any reason other than for cause, or by Mr. Bryan for good reason or due to a change of control, the Company is obligated to pay Mr. Bryan a lump sum of $2.5 million and to continue benefits for a period equal to the greater of the remainder of the employment term or 18 months. If Mr. Bryan resigns from the Company other than for good reason, Mr. Bryan will receive a lump-sum severance payment in an amount equal to Mr. Bryan's aggregate salary for the immediately preceding 12-month period, unless Mr. Bryan becomes employed by or obtains more than a five percent (5%) equity interest in a competitive local exchange carrier. If Mr. Bryan's employment is terminated in the case of disability or death, Mr. Bryan or his representatives or heirs will receive a lump-sum payment in an amount equal to Mr. Bryan's aggregate salary for the immediately preceding 12-month period and any salary for the then-current year prorated to the date of termination. After termination of the employment agreement, Mr. Bryan is subject to a confidentiality covenant and one-year non-solicitation and non-competition commitments.

     The Company's amended employment agreement with Mr. Beans provides for an initial three-year term which commenced December 22, 1999. Upon completion of one year of the initial term, the agreement automatically renews from month to month such that there are always two years remaining in the term until either the Company or Mr. Beans provides notice of its or his desire to terminate. In such case, the term ends upon the date indicated in the notice of termination. The agreement provides for an annual base salary and an incentive bonus determined by the Board of Directors or the Compensation Committee. Mr. Beans is also entitled to such other benefits as are generally provided to executive officers of the Company, including options under the Company's stock option plans, and reimbursement of reasonable out-of-pocket expenses incurred on behalf of the Company. He is also entitled to reimbursement of relocation expenses pursuant to a Company-wide plan, an after-tax moving allowance of the sum of $50,000, a $100,000 advance on his compensation, and a life insurance policy paid for by the Company in the amount of $1.5 million and a leased vehicle. The amended employment agreement also provides for the grant to Mr. Beans of an option to purchase 14,814 shares of Company Common Stock under the 1998 Stock Option Plan, a non-qualified option to purchase 135,186 shares of Company Common Stock, a share price appreciation vesting non-qualified stock option to purchase 260,000 shares of Company Common Stock, a share price appreciation vesting non-qualified stock option to purchase 240,000 shares of Company Common Stock under the 1998 Stock Option Plan and a non-qualified option to purchase 100,000 shares of Company Common Stock under the 1996 Stock Option Plan. The agreement may be terminated by the Company upon 30 days' written notice if Mr. Beans is unable to perform his duties for 140 days in any 180-day period due to illness or incapacity. The agreement may also be terminated by the Company or Mr. Beans upon 30 days' written notice in certain other circumstances. If the agreement is terminated due to the death of Mr. Beans, his estate will receive an amount equal to six months' salary and his unvested options will fully vest. Upon a change in control of the Company, Mr. Beans will receive an amount equal to his annual base salary, his targeted incentive bonus and the value of his other benefits and perquisites, and his unvested options will fully vest. If Mr. Beans is generally terminated without cause, terminated pursuant to a change in control transaction or if he resigns for good reason, he will receive an amount equal to two times his annual base salary, his targeted incentive bonus and the value of his other benefits and perquisites, and his unvested options will fully vest. Mr. Beans is also subject to a ten-year confidentiality covenant, a one-year non-competition commitment and a two-year non-solicitation agreement.

     The Company's amended employment agreement with Mr. Herbst provides for an initial three-year term which commenced May 19, 1999. Upon completion of one year of the initial term, the agreement automatically renews from month to month such that there are always two years remaining in the term until either the Company or Mr. Herbst provides notice of its or his desire to terminate. In such case, the term ends upon the date indicated in the notice of termination. The agreement provides for an annual base salary and an incentive bonus determined by the Board of Directors or the Compensation Committee. Mr. Herbst is also entitled to such other benefits as are generally provided to executive officers of the Company, including options under the Company's stock option plans, a car allowance and reimbursement of reasonable out-of-pocket expenses incurred on behalf of the Company. The agreement may be terminated by the Company upon 30 days' written notice if Mr. Herbst is unable to perform his duties for 140 days in any 180-day period due to illness or incapacity. The agreement may also be terminated by the Company or Mr. Herbst upon 30 days' written notice in certain other circumstances. If the agreement is terminated due to the death of Mr. Herbst, his estate will receive an amount equal to three months' salary. Upon a change in control of the Company, Mr. Herbst will receive an amount equal to his annual base salary, targeted incentive bonus and the value of his other benefits and perquisites, and his unvested options will fully vest. If Mr. Herbst is terminated pursuant to a change in control transaction or generally otherwise without cause, or if he resigns for good reason, he will receive an amount equal to three times his annual base salary, targeted incentive bonus and the value of his other benefits and perquisites, and his unvested options will fully vest. Mr. Herbst is also subject to a ten-year confidentiality covenant, a one-year non-competition commitment and a two-year non-solicitation agreement.

     The Company's employment agreement with Ms. Jacobson provides for an initial term of two years which commenced March 8, 2000. The agreement automatically renews from month to month so that there are always two years remaining in the term until either the Company or Ms. Jacobson provides notice of its or her desire to terminate. In such case, the term ends upon the date indicated in the notice of termination. The agreement provides for an annual base salary and an incentive bonus determined by the Board of Directors or the Compensation Committee. Ms. Jacobson is also entitled to benefits of such insurance plans, hospitalization plans, reimbursement of reasonable out-of-pocket business expenses, stock options and other perquisites as are generally provided to employees at her level. The agreement may be terminated by the Company upon 30 days' written notice if Ms. Jacobson is prevented from performing her duties by reason of illness or incapacity for 140 days in any 180-day period. The agreement may also be terminated by the Company or Ms. Jacobson upon 30 days' written notice in certain other circumstances. If the agreement is terminated due to the death of Ms. Jacobson, her estate will receive an amount equal to three months' salary. Upon the change in control of the Company, certain of Ms. Jacobson's unvested stock options shall fully vest. If Ms. Jacobson is terminated by the Company pursuant to a change in control transaction or generally without cause she shall receive an amount equal to two times her annual base salary and her targeted annual bonus, the annual value of her benefits and perquisites, and certain of her unvested stock options will fully vest. If Ms. Jacobson resigns for good reason, she will receive an amount equal to her annual base salary, her targeted annual bonus, the annual value of her benefits and perquisites, and certain of her unvested stock options will fully vest. Ms. Jacobson is also subject to a ten-year confidentiality covenant, a one-year non-competition commitment and a two-year non-solicitation agreement.

     The Company's employment agreement with Mr. Kallet provides for an initial term of two years which commenced July 1, 1999. Upon completion of one year of the initial term, the agreement automatically renews from month to month such that there is always one year remaining in the term until either the Company or Mr. Kallet provides notice of its or his desire to terminate. In such case, the term ends upon the date indicated in the notice of termination. The agreement provides for an annual base salary and an incentive bonus determined by the Board of Directors. Mr. Kallet is also entitled to such other benefits as are generally provided to executive officers of the Company, including options under the Company's stock option plans, a car allowance and reimbursement of reasonable out-of-pocket expenses incurred on behalf of the Company. The agreement may be terminated by the Company upon 30 days' written notice if Mr. Kallet is prevented from performing his duties by reason of illness or incapacity for 140 days in any 180-day period. The agreement may also be terminated by the Company or Mr. Kallet upon 30 days' written notice in certain other circumstances. If the agreement is terminated due to the death of Mr. Kallet, his estate will receive an amount equal to three months' salary. Upon a change in control of the Company, Mr. Kallet will receive an amount equal to his annual base salary, his targeted incentive bonus and the value of his other benefits and perquisites, and his unvested options shall fully vest. If Mr. Kallet is terminated by the Company without cause within one year of a change of control of the Company, by the Company pursuant to a change in control transaction or if he resigns for good reason, he will receive an amount equal to two times his annual base salary, his targeted incentive bonus and the value of his other benefits and perquisites, his targeted annual bonus, the annual value of his benefits and perquisites and his unvested options shall fully vest. If Mr. Kallet is terminated by the Company without cause and not involving a change in control transaction, he will receive an amount equal to his salary for the remaining term of the agreement, and certain of his unvested options shall fully vest. If Mr. Kallet resigns without good reason after February 17, 2000, he will receive six months' salary, bonus and health insurance benefits. Mr. Kallet is also subject to a ten-year confidentiality covenant, a one-year non-competition commitment and a two-year non-solicitation agreement.

     The Company's employment agreement with Ms. Schonhaut provides for an initial term of one year which commenced on February 1, 2000. The agreement automatically renews so that there is always one year remaining in the term until either the Company or Ms. Schonhaut provides notice of its or her desire to terminate. In such case, the term ends up on the date indicated in the notice of termination. The agreement provides for an annual base salary and an incentive bonus determined by the Board of Directors or the Compensation Committee. Ms. Schonhaut is also entitled to benefits of such insurance plans, hospitalization plans, reimbursement of reasonable out-of-pocket business expenses, stock options and other benefits as are generally provided to employees at her level. The agreement may be terminated by the Company upon 30 days' written notice if Ms. Schonhaut is prevented from performing her duties by reason of illness or incapacity for 140 days in any 180-day period. The agreement may also be terminated by the Company or Ms. Schonhaut upon 30 days' written notice in certain other circumstances. If the agreement is terminated due to the death of Ms. Schonhaut, her estate will receive an amount equal to three months' salary. If Ms. Schonhaut is terminated by the Company pursuant to a change of control transaction she will receive an amount equal to her annual base salary plus her targeted annual bonus. If Ms. Schonhaut is terminated by the Company generally without cause or if Ms. Schonhaut resigns for good reason, she will receive an amount equal to her annual base salary plus her targeted annual bonus and certain of her unvested stock options will fully vest. Ms. Schonhaut is also subject to a ten-year confidentiality covenant, a one-year non-competition commitment and a one-year non-solicitation agreement.

     The Company's amended employment agreement with Mr. Teague provides for an initial three-year term which commenced May 19, 1999. Upon completion of one year of the initial term, the agreement automatically renews from month to month such that there are always two years remaining in the term until either the Company or Mr. Teague provides notice of its or his desire to terminate. In such case, the term ends upon the date indicated in the notice of termination. The agreement provides for an annual base salary and an incentive bonus determined by the Board of Directors or the Compensation Committee. Mr. Teague is also entitled to such other benefits as are generally provided to executive officers of the Company, including options under the Company's stock option plans, a car allowance and reimbursement of reasonable out-of-pocket expenses incurred on behalf of the Company. The agreement may be terminated by the Company upon 30 days' written notice if Mr. Teague is unable to perform his duties for 140 days in any 180-day period due to illness or incapacity. The agreement may also be terminated by the Company or Mr. Teague upon 30 days' written notice in certain other circumstances. If the agreement is terminated due to the death of Mr. Teague, his estate will receive an amount equal to three months' salary. Upon a change in control of the Company, Mr. Teague will receive an amount equal to his annual base salary, targeted incentive bonus and the value of his other benefits and perquisites, and his unvested options will fully vest. If Mr. Teague is terminated by the Company pursuant to a change in control transaction or generally otherwise without cause, or if he resigns for good reason, he will receive an amount equal to three times his annual base salary, targeted incentive bonus and the value of his other benefits and perquisites, and his unvested options will fully vest. Mr. Teague is also subject to a ten-year confidentiality covenant, a one-year non-competition commitment and a two-year non-solicitation agreement.

     The Company's employment agreement with Mr. Washington provides for an initial term of two years which commenced January 7, 2000. The agreement automatically renews so that there are always two years remaining in the term until either the Company or Mr. Washington provides notice of its or his desire to terminate. In such case, the term ends upon the date indicated in the notice of termination. The agreement provides for an annual base salary and an incentive bonus determined by the Board of Directors or the Compensation Committee. Mr. Washington is also entitled to benefits of such insurance plans, hospitalization plans, reimbursement of reasonable out-of-pocket business expenses, stock options and other perquisites as are generally provided to employees at his level. The agreement may be terminated by the Company upon 30 days' written notice if Mr. Washington is prevented from performing his duties by reason of illness or incapacity for 140 days in any 180-day period. The agreement may also be terminated by the Company or Mr. Washington upon 30 days' written notice in certain other circumstances. If the agreement is terminated due to the death of Mr. Washington, his estate will receive an amount equal to three months' salary. If Mr. Washington is terminated by the Company pursuant to a change in control transaction or generally without cause, he will receive an amount equal to two times his annual base salary, his targeted annual bonus and the annual value of his benefits and perquisites, and certain of his unvested stock options will fully vest. If Mr. Washington resigns for good reason, he will receive an amount equal to his annual salary, his targeted annual bonus and the annual value of his benefits and perquisites, and certain of his unvested stock options will fully vest. Mr. Washington is also subject to a ten-year confidentiality covenant, a one-year non-competition commitment and a two-year non-solicitation agreement.

     The Company's employment agreement with Mr. Wingfield provides for an initial term of two years which commenced March 23, 2000. The agreement automatically renews so that there are always two years remaining in the term until either the Company or Mr. Wingfield provides notice of its or his desire to terminate. In such case, the term ends upon the date indicated in the notice of termination. The agreement provides for an annual base salary and an incentive bonus determined by the Board of Directors or the Compensation Committee. Mr. Wingfield is also entitled to benefits of such insurance plans, hospitalization plans, reimbursement of reasonable out-of-pocket business expenses, stock options and other perquisites as are generally provided to employees at his level. The agreement may be terminated by the Company upon 30 days' written notice in certain other circumstances. If the agreement is terminated due to the death of Mr. Wingfield, his estate will receive an amount equal to three months' salary. Upon the change of control of the Company, certain of Mr. Wingfield's stock options shall fully vest. If Mr. Wingfield is terminated pursuant to a change of control transaction or generally without cause, he will receive an amount equal to two times his annual base salary, his targeted annual bonus and the annual value of his benefits and perquisites, and certain of his unvested stock options will fully vest. If Mr. Wingfield resigns for good reason, he will receive an amount equal to his annual salary, his targeted annual bonus and the annual value of his benefits and perquisites, and certain of his stock options will fully vest. Mr. Wingfield is also subject to a ten-year confidentiality covenant, a one-year non-competition commitment and a two-year non-solicitation agreement.

     The Company's amended employment agreement with Ms. Wolin provides for an initial term of one year which commenced July 1, 1999. The agreement automatically renews so that there is always one year remaining in the term until either the Company or Ms. Wolin provides notice of its or her desire to terminate. In such case, the term ends upon the date indicated in the notice of termination. The agreement provides for an annual base salary and an incentive bonus determined by the Board of

Directors or the Compensation Committee. Ms. Wolin is also entitled to benefits of such insurance plans, hospitalization plans, reimbursement of reasonable out-of-pocket business expenses, stock options and other benefits and perquisites as are generally provided to employees at her level. The agreement may be terminated by the Company upon 30 days' written notice if Ms. Wolin is prevented from performing her duties by reason of illness or incapacity for 140 days in any 180-day period. The agreement may also be terminated by the Company or Ms. Wolin upon 30 days' written notice in certain other circumstances. If the agreement is terminated due to the death of Ms. Wolin, her estate will receive an amount equal to three months' salary. Upon a change of control of the Company, Ms. Wolin will receive an amount equal to one-half of the aggregate of her annual base salary and her targeted annual bonus, and her unvested options will fully vest. If Ms. Wolin is terminated generally without cause, she will receive an amount equal to her annual base salary that would have been paid during the remainder of the term of the agreement. If Ms. Wolin is terminated by the Company pursuant to a change in control transaction or if she resigns for good reason, she will receive an amount equal to her annual base salary and her targeted annual bonus, and certain of her unvested stock options will fully vest. Ms. Wolin is also subject to a ten-year confidentiality covenant, a one-year non-competition commitment and a one-year non-solicitation agreement.

     The Company's general release, covenant not to sue and agreement with John Kane provides for the termination of Mr. Kane's employment and the resignation from his positions with the Company as of January 1, 2000 under the terms of this agreement. Mr. Kane received approximately $1,931,000 in severance and bonus payments, and the Company canceled $280,000 of promissory notes which were executed by Mr. Kane during fiscal 1999. In addition, all of Mr. Kane's unvested options become fully vested and are exercisable through June 30, 2000. Mr. Kane is also subject to a ten-year confidentiality covenant, a one-year non-competition commitment and a two-year non-solicitation agreement. On January 19, 2000, the Company filed a complaint against Mr. Kane in Arapahoe County District Court. On February 13, 2000, the Company entered into an agreement (the "Settlement Agreement") with Mr. Kane whereby the Company waived any claims it may have had against Mr. Kane. The Settlement Agreement provides, among other things, as follows: (i) 82,500 of Mr. Kane's vested options to purchase 220,000 shares of ICG Stock are revoked by ICG and relinquished by Mr. Kane;
(ii) Mr. Kane's remaining options shall become fully vested and exercisable from February 14, 2000 through July 1, 2000; and (iii) upon violation of the terms of the Settlement Agreement by ICG, Mr. Kane is entitled to 150% of the-then net value of the stock underlying such options. The Settlement Agreement also contains a non-solicitation agreement.

     The Company's general release and covenant not to sue with Doug Falk provides for the termination of Mr. Falk's employment and his resignation from his positions with the Company as of January 17, 2000 under the terms of this agreement. Mr. Falk received $468,265.07 in severance and bonus payments. In addition, all of Mr. Falk's unvested options are fully vested and are exercisable through July 17, 2000. On January 17, 2001, the Company will make a determination as to whether Mr. Falk has fully complied with all of the terms and conditions of the general release covenant not to sue and agreement. If Mr. Falk has fully complied, the Company shall pay him the additional sum of $250,000. Mr. Falk is subject to a ten-year confidentiality covenant, a one-year non-competition commitment and a two-year non-solicitation agreement.

Comparison of Total Stockholder Return

       The following is a line-graph presentation comparing cumulative five-year shareholder returns on an indexed basis with the NASDAQ Composite Index and an index of peer companies selected by the Company ("Peer Group"). The graph below sets forth information on stockholder return for the period from September 30, 1994 through December 31, 1999. The total stockholder return assumes $100 invested at the beginning of the period in the Company's Common Stock, the NASDAQ Composite Index and the Company's designated Peer Group, as described below.

                                Sept. 30,   Sept. 30,   Sept. 30,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                                  1994        1995        1996        1996       1997       1998      1999
Company                            100          93         153         128        198        156       136
NASDAQ Composite Index (1)         100         137         161         169        205        287       532
Peer Group                         100         128         127         152        259        162       312

--------------------
(1) Common Shares of the Company's predecessor, IntelCom Group Inc. ("IntelCom"), traded on the American Stock Exchange ("AMEX") Emerging Company Marketplace until January 4, 1993, when IntelCom Common Shares began trading on the AMEX. As a result of the Company's reincorporation on August 2, 1996, IntelCom Common Shares ceased trading on the AMEX and ICG Common Stock commenced trading on the AMEX on August 5, 1996. On March 25, 1997, ICG Common Stock ceased trading on the AMEX and began trading on the NASDAQ National Market System. The NASDAQ Composite Index was used for the entire period shown.

(2) The industry peer group consists of competitive local exchange carriers with common stock registered under the Securities Exchange Act of 1934 (the "Exchange Act") and trading on a U.S. stock exchange, and includes:
     Intermedia Communications Inc.; MFS Communications Company, Inc. until the date of its purchase by MCI/WorldCom, Inc. on December 31, 1996; GST Telecommunications, Inc.; e.spire Communications, Inc. (formerly known as American Communications Services, Inc.), from the date its common stock began trading on the NASDAQ Small-Cap Market on March 3, 1995; Brooks Fiber Properties, Inc., from the date of the initial public offering of its common stock on May 3, 1996 until the date of its purchase by MCI/WorldCom on January 29, 1998; McLeod, Inc., from the date of the initial public offering of its common stock on June 11, 1996; and Teleport Communications Group, Inc., from the date of the initial public offering of its common stock on June 27, 1996 until the date of its purchase by AT&T Corp. on July 23, 1998.

Compliance With Section 16(a) of the Exchange Act

     The following table lists the current and former directors, officers and beneficial owners of more than 10% of the outstanding ICG Common Stock (each a "Reporting Person") that failed to file on a timely basis reports required by
Section 16(a) of the Exchange Act during the most recent fiscal year, the number of late reports, the number of transactions that were not reported on a timely basis and any known failure to file a required Form by each Reporting Person:

                                                            Transactions              Known Failures
Reporting Person                 Late Reports             Untimely Reported            To File Forms
----------------                 ------------             -----------------            -------------
William S. Beans, Jr.             1 (Form 3)                    None                       None
Michael D. Kallet                 1 (Form 3)                    None                       None
John Kane                         1 (Form 4)                    None                       None

     Except as set forth above, the Company believes that during the year ended December 31, 1999, its executive officers, directors and holders of more than 10% of the ICG Common Stock complied with all Section 16(a) filing requirements. In making these statements, ICG has relied upon a review of reports on Forms 3, 4 and 5 furnished to the Company during, or with respect to, its last fiscal year.


                                  PROPOSAL II

                      ADOPTION OF THE COMPANY'S YEAR 2000
                      -----------------------------------

                      EXECUTIVE LONG-TERM INCENTIVE PLAN
                      ----------------------------------

General.

     The Board of Directors of the Company has adopted, subject to stockholder approval, the ICG Communications, Inc. Year 2000 Executive Long-Term Incentive Plan (the "Option Plan"). The Option Plan was adopted primarily because the Company's existing stock option plans no longer have sufficient shares of Common Stock available thereunder for future grants of options.

     A summary of the principal features of the Option Plan is provided below, but this Summary is qualified in its entirety by reference to the full text of the Option Plan which was filed electronically with this Proxy Statement with the Securities and Exchange Commission. Such text is not included in the printed version of this Proxy Statement. Copies of the Option Plan may be obtained from the Company and will also be available for inspection at the Meeting.

Purpose and Effective Date.

     The purpose of the Option Plan is to attract and retain the services of participants whose judgment, interest and special efforts will contribute to the success of the Company and will enhance the value of the Company, to provide incentive compensation opportunities that are comparable to those of the Company's competitors, and to identify participants' personal interests to those of the Company's other stockholders. The Option Plan provides for the granting of stock options and other stock-based awards ("Awards"), as determined by a Committee appointed by the Board of Directors. The Option Plan will be effective, subject to stockholder approval at the Meeting, as of June 7, 2000 (the "Effective Date"). In the event that stockholder approval is not received, the Option Plan will not become effective.

Administration of the Plan.

     The Option Plan will be administered by a Committee appointed by the Board of Directors of the Company (the "Committee"). With respect to Award grants for which the exemption from Section 16(b) of the Exchange Act is desired, the Committee will be comprised solely of at least two Non-Employee Directors as defined in Rule l6b-3(b)(3) under the Exchange Act. It also is expected that the composition of the Committee will satisfy the requirements of U.S. Treasury Regulation Section 1.162-27(e)(3), or any successor provision, with respect to performance-based grants made to certain key executive officers. Compliance with this requirement is one of the factors necessary to enable the Company to avoid the income tax deduction limitation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), on annual compensation in excess of $1,000,000.

Shares Subject to the Option Plan.

     The Option Plan authorizes the grant of Awards relating to an aggregate of 2,000,000 shares of Common Stock. If any corporate transaction occurs which causes a change in the capitalization of the Company (such as a reorganization, recapitalization, stock split, stock dividend, or the like), the number and kind of shares of Common Stock available, and the number and kind and/or price of the shares of Common Stock subject to outstanding Awards granted under the Option Plan shall be adjusted appropriately and equitably to prevent dilution or enlargement of participants' rights. Shares underlying Awards will be counted against the 2,000,000 shares limitation and may be reused to the extent that an Award expires, is terminated unexercised or is forfeited, or shares of Common Stock are returned to the Company's treasury as a result of any form of "cashless" exercise of Options or tax withholding of shares permitted by the Committee under the Option Plan. On April 24, 2000, the last reported sale price of the Common Stock on the NASDAQ National Market was $24.56 per share.

Eligibility and Participation.

     Employees eligible to participate in the Option Plan include officers and employees of the Company, its parents and subsidiaries, including employees who are members of the Board. Directors who are not employees ("Director Participants") will be able to participate in the Option Plan as described below in the section captioned "Awards to Director Participants." All employees of the Company will be eligible to participate in the Option Plan, although the Option Plan will be used primarily to attract and retain senior management, including vice presidents, senior vice presidents and other executive officers and directors.

Amendment and Termination of the Option Plan.

     In no event may any Award under the Option Plan be granted after the tenth anniversary of the Option Plan's Effective Date. The Board of Directors may amend, suspend or terminate the Option Plan at any time; provided that no amendment may alter or impair any outstanding Award without the consent of the participant.

Awards Under the Option Plan.

     Awards for Employees. The Committee may grant to employees incentive stock options ("ISOs"), non-qualified stock options ("NSOs"), stock appreciation rights ("SARs"), restricted stock, stock units, restricted stock units, performance shares, or a combination thereof under the Option Plan. The exercise price for each grant of NSOs or SARs intended to satisfy the "performance-based" exception to the deduction limitation under Code Section 162(m) or any ISO granted under the Option Plan shall be at least equal to 100% of the fair market value of the Common Stock on the date the NSO, SAR, or ISO is granted. ISOs, NSOs, and SARs shall expire at such times as the Committee determines at the time of grant; provided, however, that no such Award shall be exercisable later than the tenth anniversary of its grant.

     The exercise price for ISOs, NSOs, and SARs is payable by cashier's check or certified check, by tendering shares of Common Stock having a fair market value equal to the exercise price, by share withholding, by any form of "cashless" exercise or a combination of the foregoing.

     In addition to ISOs, NSOs and SARs, the Option Plan permits the grant of restricted stock (the grant of shares of Common Stock subject to transfer and forfeiture restrictions), stock units (the grant of future rights to shares of Common Stock), restricted stock units (the grant of future rights to shares of Common Stock subject to transfer and forfeiture provisions), and performance shares (the grant of shares of Common Stock contingent upon the achievement of certain performance goals).

     Awards granted under the Option Plan shall be exercisable or payable at such times and subject to such restrictions and conditions as the Committee shall approve.

     Awards may be transferred only under the laws of descent and distribution and, during his or her lifetime, shall be exercisable only by the participant or his or her legal representative.

     With respect to ISOs, the fair market value (determined at the date of grant of the ISO) of shares of Common Stock subject to ISOs which are exercisable for the first time by any one employee in any calendar year, shall not exceed $100,000.

     Awards to Director Participants. The Option Plan provides that as of December 15, 2000, and as of December 15, 2001, each person who is not an employee of the Company and who is serving as a Director on such date shall automatically be granted NSOs to purchase 20,000 shares of Common Stock (the "Formula Options"); provided, however, that each Director who receives formula grant options under the Company's 1998 Stock Option Plan, as amended (the "1998 Plan"), will not be eligible to receive grants of Formula Options under this provision covering the same periods. Each Formula Option will have an exercise price equivalent to the fair market value of the Common Stock on the date such Option is granted. Each Formula Option granted will vest and become exercisable as to 5,000 shares of Common Stock on the March 31 of the year following the fiscal year during which the date of grant occurs and on the last day of each succeeding fiscal quarter thereafter, but only if the Director has served in such capacity for more than 50% of the business days contained in each such quarter.

     In addition to the Formula Options, the Committee has the discretionary authority to grant Awards to one or more Directors from time to time, upon such terms, conditions and exercise prices as the Committee determines.

Grant Information.

     Except in the case of Formula Options granted to Director Participants, it is not possible at this time to determine the Awards that will be granted in the future to employees and Directors pursuant to the Option Plan.

Federal Income Tax Consequences of Awards Under the Option Plan.

     The Company has been advised by its counsel that under currently applicable provisions of the Code, the following federal income tax consequences may be expected by a participant (including a Director Participant) and by the Company in respect of the grant and exercise of Awards under the Option Plan:

     Non-Qualified Stock Options (NSOs). The grant of an NSO will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares of Common Stock acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

     The exercise of an NSO through the delivery of previously acquired shares of Common Stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange that are in excess of the number given up will be taxed to the participant at the time of the exercise as ordinary income. The excess shares will have a new holding period for capital gains purposes and a basis equal to the value of such shares determined at the time of exercise.

     Incentive Stock Options (ISOs). The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a parent or subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code). If the participant does not sell or otherwise dispose of the Common Stock within two years from the date of the grant of the ISO or within one year after the transfer of such Common Stock to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and the Company will not be entitled to any deduction for Federal income tax purposes. If the foregoing holding period requirements are not met, the participant generally will realize ordinary income, and a corresponding deduction will be allowed to the Company, at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. The excess of the fair market value of the shares at the time of the exercise of an ISO over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the ISO is exercised. For purposes of determining the participant's alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the ISO exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

     The exercise of an ISO through the exchange of previously acquired Common Stock will generally be treated in the same manner as such an exchange would be treated in connection with the exercise of an NSO; that is, as a non-taxable, like-kind exchange as to the number of shares given up and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up. However, such holding period will not be credited for purposes of the one-year holding period required for the new shares to receive ISO treatment. Shares received in excess of the number of shares given up will have a new holding period and will have a basis of zero or, if any cash was paid as part of the exercise price, the excess shares received will have a basis equal to the amount of the cash.

     If the exercise price of an ISO is paid with shares of Common Stock of the Company acquired through a prior exercise of an ISO, gain will be realized on the shares given up (and will be taxed as ordinary income) if those shares have not been held for the minimum ISO holding period (two years from the date of grant and one year from the date of transfer), but the exchange will not affect the tax treatment, as described in the immediately preceding paragraph, of the shares received.

     Stock Appreciation Rights (SARs). The grant of an SAR will not result in taxable income to the participant. Upon exercise of an SAR, the amount of cash or the fair market value of shares received will be taxable to the participant as ordinary income, and a corresponding deduction will be allowed to the Company. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

     Performance Shares. A participant who has been granted performance shares will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. The participant will have compensation income at the time of distribution of the shares of Common Stock equal to the then fair market value of the distributed performance shares, and the Company will have a corresponding deduction.

     Restricted Stock and Other Stock Awards. A participant who has been granted a restricted stock Award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a "substantial risk of forfeiture" for Federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder during the restriction period will also be compensation income to the participant and deductible as such by the Company.

     A participant may elect pursuant to Code Section 83(b) to have the income recognized and measured at the date of grant of restricted stock and to have the applicable capital gain holding period commence as of that date, as described below.

     A participant who has been granted a stock Award that is not subject to a substantial risk of forfeiture for Federal income tax purposes (i.e., bonus stock) will realize ordinary income in an amount equal to the fair market value of the shares at such time, and the Company will be entitled to a corresponding deduction.

     Section 83(b) Election. If a participant is granted shares of Stock that are subject to a substantial risk of forfeiture, recognition of income may be accelerated to the date of grant if the participant files an election under Code
Section 83(b). Such an election must be filed with the IRS not later than 30 days after the date the property was transferred (i.e., the date of grant), and may be filed prior to the date of transfer. A copy of the election should be filed with the Company. If such an election is properly filed in a timely manner: (i) the Company will be entitled to a deduction at the time of grant and in an amount equal to the fair market value of the shares at the time of grant (determined without regard to forfeiture restrictions and other non-permanent restrictions), (ii) dividends paid to such holder during the restriction period will be taxable as dividends to such holder and not deductible by the Company, and (iii) there will be no further tax consequences when the restrictions lapse. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of grant. If a participant who has made such an election subsequently forfeits the shares, the participant will not be entitled to any deduction or loss. The Company, however, will be required to include as ordinary income the lesser of the fair market value of the forfeited shares or the amount of the deduction originally claimed with respect to the shares.

     Withholding of Taxes. Pursuant to the Option Plan, the Company may deduct, from any payment or distribution of shares under the Option Plan, the amount of any tax required by law to be withheld with respect to such payment, or may require the participant to pay such amount to the Company prior to, and as a condition of, making such payment or distribution. Subject to rules and limitations established by the Committee, a participant may elect to satisfy the withholding required, in whole or in part, either by having the Company withhold shares of Common Stock from any payment under the Option Plan or by the participant delivering shares of Common Stock to the Company. Any election must be made in writing on or before the date when the amount of taxes to be withheld is determined. The portion of the withholding that is so satisfied will be determined using the fair market value of the Common Stock on the date when the amount of taxes to be withheld is determined.

     The use of shares of Common Stock to satisfy any withholding requirement will be treated, for Federal income tax purposes, as a sale of such shares for an amount equal to the fair market value of the stock on the date when the amount of taxes to be withheld is determined. If previously-owned shares of Common Stock are delivered by a participant to satisfy a withholding requirement, the disposition of such shares would result in the recognition of gain or loss by the participant for tax purposes, depending on whether the basis in the delivered shares is less than or greater than the fair market value of the shares at the time of disposition.

     Change In Control. Any acceleration of the vesting or payment of Awards under the Option Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Internal Revenue Code, which may subject the participant to a 20% excise tax and which may not be deductible by the Company.

     Tax Advice. The preceding discussion is based on Federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the Federal income tax aspects of the plan. A participant may also be subject to state and local taxes in connection with the grant of Awards under the plan. The Company will encourage participants to consult with their individual tax advisors to determine the applicability of the tax rules to the Awards granted to them in their personal circumstances.

     The approval of the adoption by the Board of Directors of the Option Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock voting at the Meeting or at any adjournment or adjournments thereof.

     The Board of Directors recommends a vote "FOR" Proposal II.

                                 PROPOSAL III

        ADOPTION OF THE COMPANY'S PLAN TO INCREASE THE NUMBER OF SHARES
        ---------------------------------------------------------------

     The Board of Directors has adopted, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation to increase the authorized shares of the Company's Common Stock from one hundred million (100,000,000) to two hundred million (200,000,000) shares and to increase the number of the Company's authorized Preferred Stock from one million (1,000,000) to two million (2,000,000).

     On April 24, 2000, there were 48,632,769 shares of Common Stock and 87,650 shares of Preferred Stock outstanding. The Company has reserved (i) 26,785,715 shares of Common Stock for issuance upon the conversion of the Series A Preferred Stock issued in a private placement in April 2000, (ii) 10,000,000 shares of Common Stock for issuance upon the exercise of warrants issued in connection with the private placement of Series A Preferred Stock, and (iii) an aggregate of approximately 8,000,000 shares of Common Stock for issuance upon the exercise of options and rights granted under the Company's employee stock purchase plans. As the conversion price of the Series A Preferred Stock and the exercise price of the warrants are adjusted in accordance with the terms of the documents governing the Series A Preferred Stock and the warrants, the Company will be required to reserve additional shares of Common Stock. In addition, in February 2000, the Company and Teligent, Inc. ("Teligent") agreed to a Common Stock share exchange whereby the Company will issue 2,996,076 shares of Common Stock to a wholly-owned subsidiary of Teligent, and Teligent will issue 1,000,000 shares of its Common Stock to a wholly-owned subsidiary of the Company.

     On April 24, 2000, the Company had 96,414,560 authorized and reserved shares of Common Stock and 87,650 authorized and reserved shares of Preferred Stock. Thus, as of such date, the Company had 3,585,440 authorized but unreserved shares of Common Stock and 912,350 authorized but unreserved shares of Preferred Stock. If the proposal to change the Company's authorized Common Stock is approved by the stockholders, the Company will have 103,585,440 shares of Common Stock authorized but unreserved and 1,912,350 shares of Preferred Stock authorized but unreserved.

     Although the Company has no current definitive plans to issue any shares to be authorized under this proposal, the increase in capital stock will provide the Company's Board of Directors with additional flexibility to use its capital stock for business and financial purposes in the future, including possible financing and acquisition transactions, employee benefit plan issuances and general corporate purposes. The Board of Directors believes it is beneficial to the Company to have the additional shares available for such purposes without delay or the necessity of a special stockholders' meeting.

     If the proposed amendment is adopted by the stockholders, the additional shares will be available for issuance from time to time without further action by the stockholders (unless required by applicable law, regulatory agencies or by the rules of any stock exchange or automated quotation system on which the Company's securities may then be listed or quoted). While the increase in authorized capital stock will not change substantially the rights of holders of the Company's Common Stock or Preferred Stock, issuance of shares in future transactions may have a dilutive effect. The Board of Directors could use the additional shares of capital stock to discourage an attempt to change control of the Company. However, the Board has no present intention of issuing any shares of capital stock for such purposes and this proposal is not being recommended in response to any specific effort to obtain control of the Company of which the Company is aware.

     If this amendment is adopted, it will become effective upon the filing of a certificate of amendment to the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware.

     The Board of Directors recommends a vote "FOR" Proposal III.

                                  PROPOSAL IV

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
              ---------------------------------------------------

     The Board of Directors of the Company has appointed the firm of KPMG LLP as independent auditors of the Company to audit and report on its consolidated financial statements for the fiscal year ended December 31, 2000 and has determined that it would be desirable to request that the stockholders of the Company ratify this appointment.

     Representatives of KPMG LLP are expected to attend the Meeting and will be available to respond to appropriate questions. These representatives will also be given an opportunity to make a statement at the Meeting if they so desire.

     The Board of Directors recommends a vote "FOR" Proposal IV.

                          ANNUAL REPORT AND APPENDIX

     All stockholders of record as of May 4, 2000 are being sent concurrently with this Proxy Statement a copy of the Company's 1999 Summary Annual Report. The 1999 Summary Annual Report is not incorporated by reference into this Proxy Statement and is not to be deemed a part hereof. The Company's consolidated financial statements for the fiscal years ended December 31, 1997, 1998 and 1999, as well as additional information required to be provided to stockholders pursuant to Rule l4a-3(b) under the Exchange Act, are included in the Appendix to this Proxy Statement.

                             STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the Company's 2001 Annual Meeting of Stockholders and seeks to have the proposal included in the Company's Proxy Statement relating to that meeting, pursuant to Rule l4a-8 of the Exchange Act, the proposal must be received by the Company no later than the close of business on January 9, 2001. If a stockholder wishes to present a matter at the

2001 Annual Meeting of Stockholders that is outside of the processes of Rule l4a-8, the Company must receive notice of such a matter on or before April 9, 2001. After that date, the proposal will be considered untimely and the Company's proxies will have discretionary voting authority with respect to such matter. Any proposals, as well as any related questions, should be directed to the Secretary of the Company.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be brought before the Meeting. However, if any other matters not mentioned in the Proxy Statement are properly brought before the Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote Proxies given in said form, or otherwise act, in respect of such matters in accordance with their best judgment.

     The Company will bear all of the costs and expenses in connection with the solicitation of Proxies with respect to the matters described herein. In addition to solicitation of Proxies by use of mails, directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of Proxies by telephone, telegram or personal interview. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request instructions for voting the Proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

     It is important that Proxies be returned promptly. Stockholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if the Proxy is mailed in the enclosed envelope in the United States.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ Don Teague
                              H. DON TEAGUE
                              Secretary

                                   APPENDIX

                               TABLE OF CONTENTS
                               -----------------

Selected Financial Data.....................................................  A-2
Management's Discussion and Analysis of Financial Condition and Results of
   Operations...............................................................  A-5
Independent Auditors' Report - Report of KPMG LLC...........................  A-22
Independent Auditors' Report - Report of Ernst & Young LLP..................  A-23
Consolidated Balance Sheets, December 31, 1998 and 1999.....................  A-24
Consolidated Statements of Operations, Fiscal Years Ended December 31,
   1997, 1998 and 1999......................................................  A-26
Consolidated Statements of Stockholders' Equity (Deficit),
   Fiscal Year Ended December 31, 1997, 1998 and 1999.......................  A-28
Consolidated Statements of Cash Flows, Fiscal Years Ended
   December 31, 1997, 1998 and 1999.........................................  A-29
Notes to Consolidated Financial Statements, December 31, 1998 and 1999......  A-32
Market for the Company's Common Equity and Related Stockholder Matters......  A-79

                            SELECTED FINANCIAL DATA
                            -----------------------

     The selected financial data for the fiscal years ended September 30, 1995 and 1996, the three months ended December 31, 1996 and the years ended December 31, 1997, 1998 and 1999 has been derived from the audited consolidated financial statements of the Company. The information set forth below should be read in conjunction with the Company's audited consolidated financial statements and the notes thereto included elsewhere in this Annual Report. The Company's development and expansion activities, including acquisitions, during the periods shown below materially affect the comparability of this data from one period to another. The Company's consolidated financial statements reflect the operations of Zycom, NETCOM, Network Services and Satellite Services as discontinued for all periods presented. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

                                                                Three Months
                                    Fiscal Years Ended              Ended
                                      September 30,              December 31,              Years Ended December 31,
                               -------------------------     -----------------    -----------------------------------------
                                    1995          1996              1996              1997          1998           1999
                               -----------     ---------     -----------------    ----------     -----------     ----------
                                                         (in thousands, except per share amounts)
Statement of Operations Data:
Revenue (1)                      $  30,906        72,731                27,307       149,358        303,317        479,226
Operating costs and expenses:
 Operating costs                    20,924        65,436                27,018       147,338        187,260        238,927
 Selling, general and
  administrative expenses           32,671        45,150                16,895       121,884        158,153        239,756

 Depreciation and amortization      10,399        24,041                 8,266        49,836         91,927        174,239
 Provision for impairment of
  long-lived assets                  2,000         9,800                     -         5,169              -         31,815

 Restructuring costs                     -             -                     -             -          1,786              -
 Other, net                            241         1,030                  (805)          292          4,877            387
                               -----------     ---------     -----------------    ----------     -----------     ----------

   Total operating costs and
    expenses                        66,235       145,457                51,374       324,519        444,003        685,124


   Operating loss                  (35,329)      (72,726)              (24,067)     (175,161)      (140,686)      (205,898)

Interest expense                   (23,190)      (85,299)              (24,441)     (117,521)      (170,015)      (212,420)
Other income, net                    3,398        14,182                 5,885        21,404         27,283         13,778
                               -----------     ---------     -----------------    ----------     -----------     ----------
Loss from continuing
 operations before income
 taxes, preferred dividends,
 share of losses,
 extraordinary gain and            (55,121)     (143,843)              (42,623)     (271,278)      (283,418)      (404,540)
 cumulative effect of change
 in accounting
Income tax benefit (expense)             -         5,305                    (1)            -            (90)           (25)
Accretion and preferred
 dividends on preferred
 securities of subsidiaries,
 net of minority interest in        (1,764)      (27,598)               (5,529)      (39,019)       (55,183)       (61,897)
 share of losses
Share of losses of joint              (741)       (1,814)                    -             -              -              -
 venture
                               -----------     ---------     -----------------    ----------     -----------     ----------
Loss from continuing
 operations before
 extraordinary gain and            (57,626)     (167,950)              (48,153)     (310,297)      (338,691)      (466,462)
 cumulative effect of change
 in accounting
Net (loss) income from
 discontinued operations           (33,086)      (56,969)              (13,161)      (50,438)       (79,354)        36,789
Extraordinary gain on sales of
 operations of NETCOM                    -             -                     -             -              -        195,511

Cumulative effect of change in
accounting(1)                            -        (3,453)                    -             -              -              -
                               -----------     ---------     -----------------    ----------     -----------     ----------
 Net loss                        $ (90,712)     (228,372)              (61,314)     (360,735)      (418,045)      (234,162)
                               ===========     =========     =================    ==========     ===========     ==========
Loss per share from continuing
 operations  basic and diluted      $(1.87)        (4.55)                (1.15)        (7.30)         (7.49)         (9.90)
Net loss per sharebasic and
 diluted                            $(2.94)        (6.19)                (1.47)        (8.49)         (9.25)         (4.97)
                               ===========     =========     =================    ==========     ===========     ==========
Weighted average number of
 shares outstanding  basic and
 diluted(2)                         30,808        36,875                41,760        42,508         45,194         47,116
                               ===========     =========     =================    ==========     ===========     ==========

                                                                Three Months
                                    Fiscal Years Ended             Ended
                                      September 30,             December 31,                Years Ended December 31,
                                -------------------------   ------------------    ----------------------------------------
                                    1995          1996              1996              1997          1998           1999
                                ----------     ----------   ------------------    ----------    -----------    -----------
                                                         (in thousands, except per share amounts)
Other Data:
Net cash (used) provided by
 operating activities            $ (41,947)      (29,375)                  200      (106,761)      (100,060)        21,083

Net cash used by investing         (65,772)     (137,148)              (79,621)     (422,585)      (343,561)      (186,971)
 activities
Net cash provided (used) by
 financing activities              377,772       365,272                (1,741)      308,804        525,601         67,018

EBITDA(3)                          (24,930)      (48,685)              (15,801)     (125,325)       (48,759)       (31,659)
EBITDA (before non-recurring
 and non-cash charges)(3)          (22,689)      (37,855)              (16,606)     (119,864)       (42,096)           543

Capital expenditures of
 continuing operations(4)           82,623       162,510                67,515       261,318        356,036        735,233

Capital expenditures of
 discontinued operations(4)         49,714        68,789                11,336        25,533         38,891         12,264


Balance Sheet Data:
Cash, cash equivalents and
 short-term investments          $ 268,688       458,640               392,921       232,855        262,307        125,507
 available for sale

Net current assets
 (liabilities) of discontinued     135,419        62,173                68,950        58,586             66           (529)
 operations(5)

Working capital (deficit)          381,006       499,810               415,247       263,674        294,934        (67,761)
Property and equipment, net        169,907       308,615               374,924       603,988        908,058      1,525,680
Net non-current assets of
 discontinued operations(5)        108,604       149,378               154,481       128,206        102,774              -

Total assets                       737,099     1,066,224             1,071,699     1,205,331      1,589,647      2,020,621
Current portion of long-term
 debt and capital lease             17,509         7,661                24,877         7,096          4,892          8,886
 obligations

Long-term debt and capital
 lease obligations, less           397,168       739,308               761,135       957,508      1,661,944      1,969,249
 current portion

Redeemable preferred
 securities of    subsidiaries      24,336       153,318               159,120       420,171        466,352        519,323

Common stock and additional
 paid-in capital                   420,516       504,851               508,182       534,290        577,940        599,760

Accumulated deficit               (152,487)     (380,859)             (430,682)     (791,417)    (1,209,462)    (1,443,624)
Stockholders' equity (deficit)     268,001       125,203                78,711      (256,983)      (631,177)      (843,864)
-------------------------------

(1) During the fiscal year ended September 30, 1996, the Company changed its method of accounting for long-term telecom services contracts to recognize revenue as services are provided. Other than the cumulative effect of adopting this new method of accounting, the effect of this change in accounting for the periods presented was not significant.
(2) Weighted average number of shares outstanding for the fiscal year ended September 30, 1995 represents Holdings-Canada common shares outstanding. Weighted average number of shares outstanding for the fiscal year ended September 30, 1996, the three months ended December 31, 1996, and the years ended December 31, 1997 and 1998 represents Holdings-Canada common shares outstanding for the period from October 1, 1995 through August 2, 1996, and represents ICG Common Stock and HoldingsCanada Class A Shares (not owned by the Company) outstanding for the periods from August 5, 1996 through December 31, 1998. During the year ended December 31, 1998, all of the remaining Class A Shares outstanding held by third parties were exchanged into shares of ICG Common Stock and, accordingly, weighted average number of shares outstanding for the year ended December 31, 1999 represents ICG Common Stock only.
(3) EBITDA consists of loss from continuing operations before interest, income taxes, depreciation and amortization, other expense, net and accretion and preferred dividends on preferred securities of subsidiaries, net of minority interest in share of losses, or, operating loss plus depreciation and amortization. EBITDA (before non-recurring and non-cash charges) represents EBITDA before certain nonrecurring charges such as the provision for impairment of long-lived assets, restructuring costs and other, net operating costs and expenses, including deferred compensation and net loss
     (gain) on disposal of long-lived assets. EBITDA and EBITDA (before non-recurring and non-cash charges) are provided because they are measures commonly used in the telecommunications industry. EBITDA and EBITDA (before non-recurring and non-cash charges) are presented to enhance an understanding of the Company's operating results and are not intended to represent cash flows or results of operations in accordance with generally accepted accounting principles ("GAAP") for the periods indicated. EBITDA and EBITDA (before non-recurring and non-cash charges) are not measurements under GAAP and are not necessarily comparable with similarly titled measures of other companies. Net cash flows from operating, investing and financing activities as determined using GAAP are also presented in Other Data.
(4) Capital expenditures includes assets acquired under capital leases and through the issuance of debt or warrants and excludes payments for construction of the Company's corporate headquarters and corporate headquarters assets acquired through the issuance of long-term debt. Capital expenditures of discontinued operations include the capital expenditures of Zycom, NETCOM, Network Services and Satellite Services combined for all periods presented.
(5) Net non-current assets of discontinued operations and net current assets (liabilities) of discontinued operations represents the assets and liabilities of Zycom, NETCOM, Network Services and Satellite Services combined for periods presented prior to the respective dates of each sale.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                    ---------------------------------------
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS
                 ---------------------------------------------

     The following discussion includes certain forward-looking statements which are affected by important factors including, but not limited to, the ability of the Company to obtain adequate financing to fund expansion, the dependence on increased traffic on the Company's facilities, the successful implementation of the Company's strategy of offering an integrated telecommunications package of local, long distance, data and enhanced telephony and network services, the continued development of the Company's network infrastructure and actions of competitors and regulatory authorities that could cause actual results to differ materially from the forward-looking statements. The results for the years ended December 31, 1997, 1998 and 1999 have been derived from the Company's audited consolidated financial statements included elsewhere herein. The Company's consolidated financial statements reflect the operations of Zycom, NETCOM, Network Services and Satellite Services as discontinued for all periods presented. All dollar amounts are in U.S. dollars.

Company Overview

     ICG Communications, Inc. ("ICG" or "the Company") is a facilities-based communications provider and, based on revenue and customer lines in service, one of the largest competitive communications companies in the United States. The Company primarily offers voice and data services directly to small- to medium-sized business customers and offers network facilities and data management to ISP customers. In addition, the Company offers special access and switched access services to long-distance companies and other customers.

     The Company began marketing and selling local dial-tone services in major metropolitan areas in early 1997 subsequent to passage of the Telecommunications Act, which permitted competitive interstate and intrastate telephone services including local dial tone. In 1999, the Company offered competitive telephone services in five regions within the United States. In early 1998, the Company acquired NETCOM On-Line Communication Services, Inc. ("NETCOM"), which provided the Company with a Tier 1 national data network that enabled the Company to launch its business of providing network infrastructure to ISPs. By year-end 1999, the company had 730,975 customer lines and data access ports in service, over 12,000 business customers and approximately 500 ISP customers.

     As of December 31, 1999, the Company had 496,530 data access ports in service for its ISP customers. The Company provides data access and transport services to ISPs that in many cases rely on the Company to provide network ownership and management. The Company's current product offerings to the ISP market include dial-up products such as primary rate interface ("PRI"), remote access service ("RAS") and Internet remote access service ("IRAS"), as well as broadband access services including T-1 and T-3 connections and DSL.

     As of December 31, 1999, the Company had 234,445 business customer lines in service. Voice and data communication services offered to business customers include local, long distance and enhanced telephony services through its Internet protocol, circuit switch and regional fiber optic networks. In regional markets, the Company is a cost-efficient alternative to the area's incumbent local telephone company for businesses.

     The Company provides interexchange services to long-distance carriers and other customers including "special access" services that connect end-users to long-distance carrier's facilities, connect a long-distance carrier's facilities to the local telephone company central office and connect facilities of the same or different long-distance carrier.

     In 1999, the Company realized significant growth as demonstrated by a 58% increase in revenue over 1998 and a more than doubling of the number of lines in service compared to December 31, 1998. In connection with its high level of growth, the Company took steps to streamline its business and focus on its core operations.

     To better focus its efforts on its core business operations, the Company disposed of certain assets which management believes do not complement its overall business strategy. During the year ended December 31, 1999, the Company sold non-core assets and related securities for net cash proceeds of approximately $405 million, including the sale of the Company's retail ISP customer business and its Network Services and Satellite Services divisions (see "Discontinued Operations and Divestitures," note 3). The Company also centralized its provisioning process with two new provisioning centers that replaced 30 regional centers and added new, comprehensive operating support systems ("OSS") from Telcordia for provisioning service and from Saville for improved customer billing.

     The Company owns and operates a Tier 1 nationwide data network, which at December 31, 1999, included public and private peering locations, 227 POPs, 31 voice switches, 16 frame relay switches and high-performance routers connecting a backbone of 24 ATM switches and 18,000 miles of leased long-haul fiber lines. In addition, at year-end the Company had 4,596 miles of local fiber and connections to 8,078 buildings.

     The Company's business continues to grow as a result of increased Internet demand, new technologies and increased market share for customers traditionally served by incumbent telephone companies. The Company's business plan calls for accelerated network expansion in 2000 into 22 new major metropolitan areas by year-end. The Company will also invest in developing and delivering new products and services to complete its portfolio of offerings to each market segment.

     In conjunction with the increase in its service offerings, the Company has and will continue to need to spend significant amounts on equipment, sales, marketing, customer service, engineering and support personnel prior to the generation of corresponding revenue. EBITDA losses, EBITDA (before non-recurring and non-cash charges) losses and operating and net losses have generally increased immediately preceding and during periods of relatively rapid network expansion and development of new services. Since the quarter ended June 30, 1996, EBITDA losses (before non-recurring and non-cash charges) have improved for each consecutive quarter, through and including the quarter ended June 30, 1999 for which the Company reported positive EBITDA (before non-recurring and non-cash charges) of $15.2 million. Due to the Company's decision to suspend the revenue recognition for certain elements of transport and termination services provided to ILECs and a nonrecurring provision for certain of the Company's accounts receivable (see "Liquidity and Capital Resources - Transport and Termination Charges"), the Company's EBITDA (before non-recurring and non-cash charges) for the quarter ended September 30, 1999 was a loss of $45.7 million. For the quarter ended December 31, 1999, the Company's EBITDA (before non-recurring and non-cash charges) improved to $23.1 million.
Operating costs and operating loss in the fourth quarter were lower and therefore EBITDA and EBITDA (before non-recurring and non-cash charges) were higher due to an in-depth management review of network costs that was conducted during the fourth quarter of 1999 following the centralization of network functions. The analysis identified $9.5 million in costs from the first nine months of 1999 related to capital activities under the existing Company capitalization policy.

Results of Operations

     The following table provides certain statement of operations data and certain other financial data for the Company for the periods indicated. The table also presents revenue, operating costs and expenses, operating loss, EBITDA and EBITDA (before non-recurring and non-cash charges) as a percentage of the Company's revenue.

                                                                                 Years Ended December 31,
                                                    -------------------------------------------------------------------------------
                                                                1997                        1998                       1999
                                                    -------------------------------------------------------------------------------
                                                        $            %              $           %              $              %
                                                    ----------   ----------    ----------   ----------     ----------    ----------
                                                                                (Dollars in thousands)
Statement of Operations Data:
Revenue                                               149,358        100         303,317        100          479,226          100
Operating costs                                       147,338         99         187,260         62          238,927           50
Selling, general and administrative                   121,884         82         158,153         52          239,756           50
Depreciation and amortization                          49,836         33          91,927         30          174,239           36
Provision for impairment of long-lived assets           5,169          3               -          -           31,815            7
Restructuring costs                                         -          -           1,786          -                -            -
Other, net                                                292          -           4,877          2              387            -
                                                    ----------   ----------    ----------   ----------     ----------    ----------
     Operating loss                                  (175,161)      (117)       (140,686)       (46)        (205,898)         (43)

Other Data:
Net cash (used) provided by operating activities     (106,761)                  (100,060)                     21,083
Net cash used by investing activities                (422,585)                  (343,561)                   (186,971)
Net cash provided by financing activities             308,804                    525,601                      67,018
EBITDA(1)                                            (125,325)       (84)        (48,759)       (16)         (31,659)          (7)
EBITDA (before non-recurring and non-cash
  charges)(1)                                        (119,864)       (80)        (42,096)       (14)             543            -
Capital expenditures of continuing operations(2)      261,318                    356,036                     735,233
Capital expenditures of discontinued operations(2)     25,533                     38,891                      12,264

----------------------------------------------------

(1) See note 3 under "Selected Financial Data" for the definitions of EBITDA and EBITDA (before non-recurring and non-cash charges).
(2) See note 4 under "Selected Financial Data" for the definitions of capital expenditures of continuing operations and capital expenditures of discontinued operations.

Year Ended December 31, 1999 Compared to Year Ended December 31, 1998


     Revenue. Revenue increased $175.9 million, or 58%, from $303.3 million for the year ended December 31, 1998 to $479.2 million for the year ended December 31, 1999. Local services revenue increased from $159.2 million, for the year ended December 31, 1998 to $299.9 million, for the year ended December 31, 1999 increasing from 52% to 63% of total revenue respectively. The increase in local services revenue is primarily due to an increase in the number of customer lines in service from 354,482 lines at December 31, 1998 to 730,975 lines at December 31, 1999. In addition, local access revenue includes revenue of approximately $58.3 million and $124.1 million for the years ended December 31, 1998 and 1999, respectively, for reciprocal compensation relating to the transport and termination of local traffic pursuant to various interconnection agreements.
The Company ceased recording revenue for tandem and transport reciprocal compensation effective June 30, 1999. These agreements are currently under renegotiation or are subject to renegotiation over the next several months. While management believes that these agreements will be replaced by agreements offering the Company some form of compensation for traffic, the renegotiated agreements may reflect rates for reciprocal compensation, which are lower than the rates under the current contracts. (See "Liquidity - Transport and Termination Charges.") Special access revenue increased from $74.5 million, or 25% of revenue, for the year ended December 31, 1998 to $113.9 million, or 24% of revenue, for the year ended December 31, 1999, due to increased sales and $18.1 million of revenue recognized during the year ended December 31, 1999 under the Company's fiber optic lease agreement with a major interexchange carrier. The Company expects to record a minimum of approximately

$11.0 million in additional revenue under this agreement during the first half of 2000. Switched access (terminating long distance) revenue decreased to $46.7 million for the year ended December 31, 1999, compared to $49.0 million for the year ended December 31, 1998. The Company has raised prices on its wholesale switched services product in order to improve margins. Revenue from long distance services was $20.6 million and $18.7 million for years ended December 31, 1998 and 1999, respectively. The Company's long distance revenue for the year ended December 31, 1999 was impacted by planned attrition of resale access lines which had high long distance service penetration rates. Revenue from data services did not generate a material portion of total revenue during either period.

     Operating costs. Operating costs, which consist solely of operating costs from telecommunications services, increased $51.6 million, or 28%, from $187.3 million for the year ended December 31, 1998 to $238.9 million for the year ended December 31, 1999. Operating costs decreased as a percentage of revenue from 62% for the year ended December 31, 1998 to 50% for the year ended December 31, 1999. Operating costs consist of payments to ILECs for the use of network facilities to support local, special and switched access services, network operating costs, right of way fees and other costs. The increase in operating costs in absolute dollars is attributable to the increase in volume of local and special access services and the increase in network operating costs which include engineering and operations personnel dedicated to the provision of local exchange services. The Company expects the ratio of operating costs to revenue will continue to improve as the Company provides a greater volume of higher margin services, principally RAS and local exchange services, carries more traffic on its own facilities rather than the ILEC facilities and obtains the right to use unbundled ILEC facilities on satisfactory terms, any or all of which may not occur.

     Selling, general and administrative expenses. Total selling, general and administrative ("SG&A") expenses increased $81.6 million, or 52%, from $158.2 million for the year ended December 31, 1998 to $239.8 million for the year ended December 31, 1999. Total SG&A expenses decreased as a percentage of revenue from 52% for the year ended December 31, 1998 to 50% for the year ended December 31, 1999. SG&A expenses related to the Company's communication services ("Telecom Services") increased from $137.3 million, or 45% of revenue, for the year ended December 31, 1998 to $210.5 million, or 44% of revenue, for the year ended December 31, 1999. The increase in absolute dollars is principally due to a provision of approximately $45 million recorded during the year ended December 31, 1999 for accounts receivable related to certain elements of transport and termination services provided to ILECs recorded in periods prior to June 30, 1999, which the Company believes may be uncollectible. (See "Liquidity Transport and Termination Charges.") As the Company benefits from the revenue generated by newly developed services requiring substantial administrative and marketing expense prior to initial service offerings, principally local exchange services, Telecom Services has experienced declining SG&A expenses as a percentage of revenue, which more than offset the effect of the provision for accounts receivable recorded during the year ended December 31, 1999. From time to time, the Company will experience increases in SG&A expenses as the Company prepares for offerings of newly developed services, such as RAS. Corporate Services SG&A expenses increased $8.4 million, from $20.9 million for the year ended December 31, 1998 to $29.3 million for the year ended December 31, 1999, primarily due to an increase in the number of employees necessary to support the Company's expanding operations.

     Depreciation and amortization. Depreciation and amortization increased $82.3 million, or 90%, for the year ended December 31, 1999, compared to the year ended December 31, 1998, primarily due to increased investment in depreciable assets resulting from the continued expansion of the Company's networks and services as well as a reduction in the overall weighted-average useful life of depreciable assets outstanding. In addition, amortization increased due to goodwill recorded in conjunction with the acquisition of CSW/ICG ChoiceCom, L.P. ("ChoiceCom") completed on December 31, 1998. The Company expects that depreciation and amortization will continue to increase as the Company continues to invest in the expansion and upgrade of its regional fiber and nationwide data networks.

     Provision for impairment of long-lived assets. For the year ended December 31, 1999, provision for impairment of long-lived assets of $31.8 million relates to the impairment of software and other capitalized costs associated with Telecom Services' billing and provisioning system projects under development. The provision for impairment of long-lived assets was based on management's decision to abandon the billing and provisioning systems under development and to select new vendors for these systems, which vendors are expected to provide the Company with billing and provisioning solutions with improved functionality and earlier delivery dates at lower costs than what was proposed by the former vendors. Provision for impairment of long-lived assets was recorded based on management's estimate of the net realizable value of the Company's assets at December 31, 1999.

     Restructuring costs. For the year ended December 31, 1998, restructuring costs of $1.8 million include $0.3 million in costs, primarily severance costs, related to the facility closure of a subsidiary of NikoNet, Inc. ("NikoNet") and $1.5 million related to the combined restructuring of Telecom Services and Corporate Services, designed to support the Company's increased strategic focus on its ISP customer base, as well as to improve the efficiency of operations and general and administrative support functions. Restructuring costs under this plan include severance and other employee benefit costs.

     Other, net. Other, net operating costs and expenses decreased from $4.9 million for the year ended December 31, 1998 to $0.4 million for the year ended December 31, 1999. Other, net operating costs and expenses for the year ended December 31, 1999 consists of deferred compensation expense of $1.3 million related to the Company's deferred compensation arrangement with its chief executive officer, offset by a net gain on disposal of miscellaneous long-lived assets of $0.9 million. Other, net operating costs and expenses for the year ended December 31, 1998 relates to the write-off of certain installation costs of disconnected special access customers of $0.5 million, the write-off of certain costs associated with an abandoned operating support system project of $0.8 million and general disposal of furniture, fixtures and office equipment of $3.6 million.

     Interest expense. Interest expense increased $42.4 million, from $170.0 million for the year ended December 31, 1998 to $212.4 million for the year ended December 31, 1999, which includes $197.2 million of non-cash interest.
The Company's interest expense increased, and will continue to increase, because the principal amount of its indebtedness increases until the Company's fixed rate senior indebtedness begins to pay interest in cash, beginning in 2001. Additionally, interest expense increased due to the increase in long-term debt associated with the Company's purchase of the corporate headquarters, effective January 1, 1999, and the senior secured financing facility completed in August 1999.

     Other income, net, including realized gains and losses on marketable trading securities. Other income, net decreased $13.5 million from $27.3 million to $13.8 million from the year ended December 31, 1998 to the year ended December 31, 1999, respectively. The decrease is primarily due to a decrease in interest income of $12.1 million from $28.4 million for the year ended December 31, 1998 to $16.3 million for the year ended December 31, 1999. The decrease is attributable to the decrease in cash, cash equivalents and short-term investments as the Company funds operating losses and continues to invest available cash balances in telecommunications equipment and other assets. Additionally, other income, net decreased due to an increase in other expenses of $1.4 million from $1.1 million net expense for the year ended December 31, 1998 to $2.5 million net expense for the year ended December 31, 1999. Other expenses primarily consist of litigation settlement costs offset by a gain on the sale of the common stock of MindSpring for the year ended December 31, 1999. For the year ended December 31, 1998, other expenses primarily consist of litigation settlement costs.

     Accretion and preferred dividends on preferred securities of subsidiaries, net of minority interest in share of losses. Accretion and preferred dividends on preferred securities of subsidiaries, net of minority interest in share of losses increased $6.7 million, from $55.2 million for the year ended December 31, 1998 to $61.9 million for the year ended December 31, 1999. The increase is due primarily to the periodic payment of dividends on the 14% Exchangeable Preferred Stock Mandatorily Redeemable 2008 (the "14% Preferred Stock") and the 14 1/4% Exchangeable Preferred Stock Mandatorily Redeemable 2009 (the "14 1/4% Preferred Stock") in additional shares of 14% Preferred Stock and 14 1/4% Preferred Stock. Accretion and preferred dividends on preferred securities of subsidiaries, net of minority interest in share of losses recorded during the year ended December 31, 1999 includes the accretion of issuance costs of $1.3 million and the accrual of the preferred securities dividends of $60.6 million associated with the 6 3/4% Exchangeable Limited Liability Company Preferred Securities Mandatorily Redeemable 2009 (the "6 3/4% Preferred Securities"), the 14% Preferred Stock and the 14 1/4% Preferred Stock.

     Loss from continuing operations. Loss from continuing operations increased $127.8 million, or 38%, from $338.7 million for the year ended December 31, 1998 to $466.5 million for the year ended December 31, 1999 due to the increases in operating costs, SG&A expenses, depreciation and amortization, provision for impairment of long-lived assets and interest expense, and a decrease in interest income, offset by an increase in revenue, as noted above.

     Net (loss) income from discontinued operations. Net (loss) income from discontinued operations improved to $116.2 million from a $79.4 million net loss for the year ended December 31, 1998 to $36.8 million net income for the year ended December 31, 1999. Net loss from discontinued operations for the year ended December 31, 1998 consists of the combined net losses of Zycom, NETCOM, Network Services and Satellite Services. Net income from discontinued operations for the year ended December 31, 1999 consists of the combined net losses of Network Services and net income of Satellite Services. Zycom terminated its normal operations on October 22, 1998 and, accordingly, the Company reported no loss from discontinued operations of Zycom for the year ended December 31, 1999. Since the Company expected to report a gain on the disposition of NETCOM, the Company deferred the net losses from operations of NETCOM from November 3, 1998 (the date on which the Company's board of directors adopted the formal plan to dispose of the operations of NETCOM) through the dates of the sales and, accordingly, the Company reported no loss from discontinued operations of NETCOM prior to or subsequent to the dates of the sales for the year ended December 31, 1999. Additionally, net income from discontinued operations for the year ended December 31, 1999 includes the gain on the sale of Satellite Services of $48.7 million, offset by the loss on the sale of Network Services of $10.9 million. Net loss from discontinued operations for the year ended December 31, 1998 includes an estimated loss on the disposal of Zycom of $1.8 million.

     Extraordinary gain on sales of operations of NETCOM. The Company reported an extraordinary gain on the sales of operations of NETCOM during the year ended December 31, 1999 of $195.5 million, net of income taxes of $2.0 million. Offsetting the gain on the sales is approximately $16.6 million of net losses of operations of NETCOM from November 3, 1998 through the dates of the sales and $34.7 million of deferred sales proceeds from the sale of certain of the domestic operating assets and liabilities of NETCOM to MindSpring. The deferred proceeds were recognized on a periodic basis over the term of the Company's network capacity agreement with MindSpring.

Year Ended December 31, 1998 Compared to Year Ended December 31, 1997

     Revenue. Revenue increased $153.9 million, or 103%, from $149.4 million for the year ended December 31, 1997 to $303.3 million for the year ended December 31, 1998. Local services revenue increased from $21.3 million, or 14% of revenue, for the year ended December 31, 1997 to $159.2 million, or 52% of revenue, for the year ended December 31, 1998, primarily due to an increase in local access lines from 141,035 lines in service at December 31, 1997 to 354,482 lines in service at December 31, 1998. In addition, local access revenue includes revenue of approximately $4.9 million and $58.3 million for the years ended December 31, 1997 and 1998, respectively, for reciprocal compensation relating to the transport and termination of local traffic from customers of ILECs pursuant to various interconnection agreements. Special access revenue increased from $55.4 million, or 37% of revenue, for the year ended December 31, 1997 to $74.5 million, or 25% of revenue, for the year ended December 31, 1998. Switched access (terminating long distance) revenue decreased to $49.0 million for the year ended December 31, 1998, compared to $72.7 million for the year ended December 31, 1997. The Company raised prices on its wholesale switched services product in order to improve margins. Revenue from long distance services was $20.6 million for the year ended

December 31, 1998, compared to no reported revenue for the year ended December 31, 1997. Revenue from data services did not generate a material portion of total revenue during either period.

     Operating costs. Operating costs, which consist solely of operating costs from Telecom Services, increased $40.0 million, from $147.3 million for the year ended December 31, 1997 to $187.3 million, for the year ended December 31, 1998. Additionally, operating costs decreased as a percentage of revenue from 99% for the year ended December 31, 1997 to 62% for the year ended December 31, 1998. The increase in operating costs in absolute dollars is attributable to the increase in volume of local and special access services and the increase in network operating costs which include engineering and operations personnel dedicated to the development and provision of local exchange services. The decrease in operating costs as a percentage of revenue is due primarily to a greater volume of higher margin services, principally local exchange services.

     Selling, general and administrative expenses. Total SG&A expenses increased $36.3 million, or 30%, from $121.9 million for the year ended December 31, 1997 to $158.2 million for the year ended December 31, 1998, and decreased as a percentage of revenue from 82% for the year ended December 31, 1997 to 52% for the year ended December 31, 1998. Telecom Services SG&A expenses increased from $94.1 million, or 63% of revenue, for the year ended December 31, 1997 to $137.2 million, or 45% of revenue, for the year ended December 31, 1998. The increase in absolute dollars is principally due to the continued rapid expansion of the Company's Telecom Services networks and related significant additions to the Company's management information systems, customer service, marketing and sales staffs dedicated to the expansion of the Company's networks and implementation of the Company's expanded services strategy, primarily the development of local and long distance telephone services. As the Company benefits from the revenue generated by newly developed services requiring substantial administrative and marketing expense prior to initial service offerings, principally local exchange services, Telecom Services has experienced declining SG&A expenses as a percentage of revenue. Corporate Services SG&A expenses decreased $6.9 million, from $27.8 million for the year ended December 31, 1997 to $20.9 million for the year ended December 31, 1998, primarily due to a change in the allocation of payroll costs associated with the Company's information technology and human resources personnel, which costs were allocated to Corporate Services for the year ended December 31, 1997 and to Telecom Services for the year ended December 31, 1998.

     Depreciation and amortization. Depreciation and amortization increased $42.1 million, or 84%, for the year ended December 31, 1998, compared to the year ended December 31, 1997, primarily due to increased investment in depreciable assets resulting from the continued expansion of the Company's networks and services. Additionally, the Company experienced increased amortization arising from goodwill recorded in conjunction with the purchases of NikoNet and DataChoice Network Services, L.L.C. ("DataChoice") in July 1998 as well as the full year impact of goodwill amortization from the purchase of Communications Buying Group, Inc. in October 1997.

     Provision for impairment of long-lived assets. For the year ended December 31, 1997, provision for impairment of long-lived assets relates to the write-down of the Company's investment in StarCom International Optics Corporation, Inc. of $5.2 million. Provision for impairment of long-lived assets was recorded based on management's estimate of the net realizable value of the Company's assets at December 31, 1997.

     Restructuring costs. For the year ended December 31, 1998, restructuring costs of $1.8 million include $0.3 million in costs, primarily severance costs, related to the facility closure of a subsidiary of NikoNet and $1.5 million related to the combined restructuring of Telecom Services and Corporate Services, designed to support the Company's increased strategic focus on its ISP customer base, as well as to improve the efficiency of operations and general and administrative support functions. Restructuring costs under this plan include severance and other employee benefit costs.

     Other, net. Other, net operating costs and expenses increased from $0.3 million for the year ended December 31, 1997 to $4.9 million for the year ended December 31, 1998. Other, net operating costs and expenses for the year ended

December 31, 1998 relates to the write-off of certain installation costs of disconnected special access customers ($0.5 million), the write-off of certain costs associated with an abandoned operating support system project ($0.8 million) and general disposal of furniture, fixtures and office equipment ($3.6 million). Other, net operating costs and expenses for the year ended December 31, 1997 primarily relates to losses recorded on the disposal of the Company's investment in its Melbourne network.

     Interest expense. Interest expense increased $52.5 million, from $117.5 million for the year ended December 31, 1997 to $170.0 million for the year ended December 31, 1998, which includes $162.7 million of non-cash interest. This increase was primarily attributable to an increase in long-term debt, primarily the 10% Senior Discount Notes due 2008 (the "10% Notes") and the 9 7/8% Senior Discount Notes due 2008 (the "9 7/8% Notes") issued in February 1998 and April 1998, respectively. In addition, the Company's interest expense increased because the principal amount of its indebtedness increases until the Company's fixed rate senior indebtedness begins to pay interest in cash, beginning in 2001.

     Other income, net. Other income, net increased from $21.4 million net income for the year ended December 31, 1997 to $27.3 million net income for the year ended December 31, 1998. The increase is primarily due to an increase in interest income of $6.5 million, from $21.9 million for the year ended December 31, 1997 to $28.4 million for the year ended December 31, 1998. The increase is attributable to the increase in cash and invested cash balances from the proceeds from the issuances of the 10% Notes and the 9 7/8% Notes in February 1998 and April 1998, respectively. Additionally, for the year ended December 31, 1998, other income, net consists of litigation settlement costs. For the year ended December 31, 1997, other income, net consists of litigation settlement costs and the loss on disposal of non-operating assets.

     Accretion and preferred dividends on preferred securities of subsidiaries, net of minority interest in share of losses. Accretion and preferred dividends on preferred securities of subsidiaries, net of minority interest in share of losses increased $16.2 million, from $39.0 million for the year ended December 31, 1997 to $55.2 million for the year ended December 31, 1998. The increase is due primarily to the issuances of the 6 3/4% Preferred Securities in September and October 1997. Accretion and preferred dividends on preferred securities of subsidiaries, net of minority interest in share of losses recorded during the year ended December 31, 1998 consists of the accretion of issuance costs of $1.3 million and the accrual of the preferred securities dividends of $53.9 million associated with the 6 3/4% Preferred Securities, the 14% Preferred Stock and the 14 1/4% Preferred Stock.

     Loss from continuing operations. Loss from continuing operations increased $28.4 million, or 9%, from $310.3 million for the year ended December 31, 1997 to $338.7 million for the year ended December 31, 1998 due to the increases in operating costs, SG&A expenses, depreciation and amortization, interest expense and accretion and preferred dividends on preferred securities of subsidiaries, net of minority interest in share of losses, offset by an increase in revenue, as noted above.

     Net (loss) income from discontinued operations. Net (loss) income from discontinued operations increased $29.0 million, or 58%, from a $50.4 million net loss for the year ended December 31, 1997 to a $79.4 million net loss for the year ended December 31, 1998. Net loss from discontinued operations for the years ended December 31, 1997 and 1998 consists of the combined net losses of Zycom, NETCOM, Network Services and Satellite Services. Since the Company expected to report a gain on the disposition of NETCOM, the Company deferred the net losses from operations of NETCOM from November 3, 1998 (the date on which the Company's board of directors adopted the formal plan to dispose of the operations of NETCOM) through the dates of the sales. Net loss from discontinued operations for the year ended December 31, 1998 includes an estimated loss on the disposal of Zycom of $1.8 million.

Quarterly Results

     The following table presents selected unaudited operating results for three-month quarterly periods during the years ended December 31, 1998 and 1999. The Company believes that all necessary adjustments have been included in the amounts stated below to present fairly the quarterly results when read in conjunction with the Company's consolidated financial statements and related footnotes included elsewhere in this Annual Report. Results of operations for any particular quarter are not necessarily indicative of results of operations for a full year or predictive of future periods. The Company's development and expansion activities, including acquisitions, during the periods shown below materially affect the comparability of this data from one period to another.

     Operating costs and net loss in the fourth quarter were lower, and EBITDA and EBITDA (before non-recurring and non-cash charges) were higher due to an in-depth management review of network costs that was conducted during the fourth quarter of 1999 following the centralization of network functions. The analysis identified approximately $9.5 million in costs from the first nine months of 1999 that related to capital activities under the existing Company capitalization policy. Of the $9.5 million adjustment booked in the fourth quarter, approximately $5.0 million related to expenses which should have been capitalized in the second quarter and $4.5 million which should have been capitalized in the third quarter.

                                                         Three Months Ended                       Three Months Ended
                                         --------------------------------------------   -------------------------------------------
                                         Mar. 31,    June 30,   Sept. 30,    Dec. 31,    Mar. 31,   June 30,   Sept. 30,   Dec. 31,
                                           1998       1998        1998         1999        1999      1999        1999        1999
                                         ---------   --------   ---------   ---------   ---------  ---------   ---------   --------
                                                      (Dollars in thousands except per share and statistical data amounts)
Statement of Operations Data:
Revenue                                  $  58,487     64,215      82,567      98,048     104,331    117,654     115,166    142,075
Operating loss                             (36,064)   (35,509)    (27,778)    (41,335)    (27,568)   (59,160)    (91,381)   (27,789)
Loss from continuing operations            (78,475)   (82,416)    (79,928)    (97,872)    (86,206)  (123,759)   (156,527)   (99,970)
Net (loss) income from discontinued
  operations                               (23,280)   (18,420)    (16,736)    (20,918)       (111)    (8,651)        748     44,803
Net loss                                 $(101,755)  (100,836)    (96,664)   (118,790)    106,712   (132,410)   (155,779)   (52,685)
                                         =========   ========    ========   =========   =========  =========   =========   ========
Loss per share from continuing
  operations - basic and diluted         $   (1.77)     (1.84)      (1.75)      (2.13)      (1.85)     (2.63)      (3.31)     (2.10)
                                         =========   ========    ========   =========   =========  =========   =========   ========
Weighted average number of shares
  outstanding - basic and diluted           44,311     44,865      45,588      46,010      46,538     46,988      47,320     47,618
                                         =========   ========    ========   =========   =========  =========   =========   ========
Other Data:
Net cash used (provided) by
   operating activities                  $  (5,285)   (25,568)    (14,075)    (55,132)    (47,906)    25,910     (22,911)    65,990

Net cash provided (used) by
  investing activities                      36,846    (67,411)   (148,579)   (164,417)    133,100    (82,206)   (130,758)  (107,107)

Net cash provided (used) by
  financing   activities                   294,816    238,725      (7,353)       (587)       (456)    (4,390)     73,848     (1,984)

EBITDA(1)                                  (23,058)   (16,920)     (5,063)     (3,718)      8,807    (14,477)    (46,302)    20,313
EBITDA (before non-recurring and
  non-cash charges)(1)                     (22,553)   (16,927)     (5,063)      2,447       7,874     15,221     (45,676)    23,124

Capital expenditures of continuing          65,419     84,625     103,444     102,548     102,912    133,025     138,387    360,909
  operations(2)
Capital expenditures of
  discontinued operations(2)                6,840      11,237       8,685      12,129       2,805      3,354       4,970      1,135

                                                         Three Months Ended                       Three Months Ended
                                         --------------------------------------------   -------------------------------------------
                                         Mar. 31,    June 30,   Sept. 30,    Dec. 31,    Mar. 31,   June 30,   Sept. 30,   Dec. 31,
                                           1998       1998        1998         1999        1999      1999        1999        1999
                                         ---------   --------   ---------   ---------   ---------  ---------  ----------   --------
                                                      (Dollars in thousands except per share and statistical data amounts)

Statistical Data(3):
Full time employees                          3,050      3,089       3,251       3,415       2,665      2,753       3,054      2,853
Telecom services:
  Access lines in service(4)               186,156    237,458     290,983     354,482     418,610    494,405     584,827    730,975
  Buildings connected:
    On-net                                     637        665         684         777         789        874         939        963
    Hybrid (5)                               3,294      3,733       4,217       4,620       5,337      5,915       6,476      7,115
                                         ---------   --------   ---------   ---------   ---------  ---------  ----------   --------
       Total buildings connected             3,931      4,398       4,901       5,397       6,126      6,789       7,415      8,078
  Operational switches:
    Circuit                                     20         20          21          29          29         29          29         31
    ATM                                          -          -           -           -           -          -           -         24
    Frame relay                                 15         15          15          16          17         16          16         16
                                         ---------   --------   ---------   ---------   ---------  ---------  ----------   --------
       Total operational switches               35         35          36          45          46         45          45         71
  Regional fiber route miles (6) :
    Operational                              3,194      3,812       3,995       4,255       4,351      4,406       4,449      4,596
    Under construction                           -          -           -           -           -          -           -        531
  Regional fiber strand miles (7) :
    Operational                            118,074    124,642     127,756     134,152     155,788    164,416     167,067    174,644
    Under construction                           -          -           -           -           -          -           -     18,564
  Long-haul broadband fiber route                -          -           -           -           -          -           -     18,000
    miles
  Collocations with ILECs                       35         45          47          59         111        126         139        147

-----------------------------------

(1) See note 3 under "Selected Financial Data" for the definitions of EBITDA and EBITDA (before non-recurring and non-cash charges).
(2) See note 4 under "Selected Financial Data" for the definitions of capital expenditures of continuing operations and capital expenditures of discontinued operations.
(3) Amounts presented are for three-month periods ended, or as of the end of the period presented.
(4) Access lines in service at December 31, 1999 includes 666,227 lines which are provisioned through the Company's switch and 64,748 lines which are provisioned through resale and other agreements with various local exchange carriers. Resale lines typically generate lower margins and are used primarily to obtain customers. Although the Company plans to migrate lines from resale to higher margin on-switch lines, there is no assurance that it will be successful in executing this strategy.
(5) Hybrid buildings connected represent buildings connected to the Company's network via another carrier's facilities.
(6) Regional fiber route miles refers to the number of miles of regional fiber optic cable, including leased fiber. As of December 31, 1999, the Company had 4,596 regional fiber route miles, of which 48 regional fiber route miles were leased under operating leases. Regional fiber route miles under construction represents fiber under construction which is expected to be operational within six months.
(7) Regional fiber strand miles refers to the number of regional fiber route miles, including leased fiber, along a telecommunications path multiplied by the number of fiber strands along that path. As of December 31, 1999, the Company had 174,644 regional fiber strand miles, of which 856 regional fiber strand miles were leased under operating leases. Regional fiber strand miles under construction represents fiber under construction which is expected to be operational within six months.

Net Operating Loss Carryforwards


     As of December 31, 1999, the Company had federal and foreign net operating loss carryforwards ("NOLs") of approximately $662.7 million, which expire in varying amounts through December 31, 2019. However, due to the provisions of
Section 382 and certain other provisions of the Internal Revenue Code and Treasury Regulations (the "Code"), the utilization of a portion of the NOLs may be limited. In addition, the Company is also subject to certain state income tax laws which may also limit the utilization of NOLs for state income tax purposes.

Liquidity and Capital Resources

     The Company's growth to date has been funded through a combination of equity, debt and lease financing and non-core asset sales. The Company has also incurred losses from continuing operations since inception and, as of December 31, 1999, had a working capital deficit of $67.8 million. As of December 31, 1999, the Company had approximately $125.5 million of cash and short term investments, $17.7 million of investments in U.S. Treasury securities with maturities in excess of one year and approximately $120.0 million of credit available under the Senior Facility. At year end 1999, the Company's capital requirements under its year 2000 business plan well exceeded its liquidity and capital resources indicating that additional financing will be required to meet its financial objectives.

     The Company has entered into several financing agreements during the first quarter of 2000 to provide additional capital to support the Company's earnings deficit and planned capital expansion, including:

     (i) The Company signed a definitive agreement with affiliates of Liberty Media Corporation, Hicks, Muse, Tate & Furst, Inc. and Gleacher Capital Partners to sell 75,000 shares of Series A Convertible Preferred Stock and warrants for estimated proceeds to the Company of approximately $750 million, (before estimated expenses and fees of $45.0 million).

     (ii) The Company signed letters of intent with two major vendors, Lucent Technologies, Inc. and Cisco Systems, Inc., to provide financing for the acquisition of equipment. When completed, it is anticipated that these financing agreements together will provide the Company with $355.0 million of capital which will be used to support continued growth, and an additional $75.0 million may also be provided if and when the Company raises additional equity. The Company anticipates that these transactions will close during the second quarter of 2000.

     (iii) The Company closed an IRU agreement with Qwest whereby the Company will provide designated portions of the Company's local fiber network over an initial 6-year term for approximately $126.0 million. The $126.0 million is expected to be paid to the Company in installments during the first six months of 2000.

     Management believes that the preferred stock purchase and warrant agreement discussed in (i) above, as well as the letters of intent for the $430.0 million in debt and capital lease financing discussed in (ii) above, will provide the financing necessary for the Company's 2000 business plan and into the year 2001.

     Importantly, should the Company be unable to complete the above vendor-financing arrangements discussed in (ii) above, management may be required to obtain alternative sources of financing or curtail or otherwise significantly modify its business plan for the year 2000. Such modifications would likely result in a significant reduction in planned capital expenditures, which could be material and affect its ability to expand its network facilities within the time frame originally planned. Network expansion is a key component of achieving the Company's targeted future growth. While the Company believes that it could obtain requisite additional financing, there can be no assurance that such financing would be available on a timely basis or on acceptable terms.

Net Cash (Used) Provided By Operating Activities

     The Company's operating activities used $106.8 million, $100.1 million, and provided $21.1 million for years ended December 31, 1997, 1998 and 1999, respectively. Net cash used by operating activities is primarily due to losses from continuing operations and increases in receivables, which are partially offset by changes in other working capital items and non-cash expenses, such as depreciation and amortization, deferred interest expense, accretion and preferred dividends on subsidiary preferred securities.

Net Cash Used By Investing Activities

     Investing activities used $422.6 million, $343.6 million and $187.0 million for the years ended December 31, 1997, 1998 and 1999, respectively. Net cash used by investing activities includes cash expended for the acquisition of property, equipment and other assets of $261.3 million, $355.3 million and $591.5 million for the years ended December 31, 1997, 1998 and 1999, respectively. Additionally, net cash used by investing activities of continuing operations includes payments for construction of corporate headquarters of $29.4 million, $4.9 million and $3.3 million for the years ended December 31, 1997, 1998 and 1999, respectively. The Company used $45.9 million for the year ended December 31, 1997 to acquire CBG and $67.8 million for the year ended December 31, 1998 for the acquisitions of ChoiceCom, NikoNet and DataChoice combined. During the year ended December 31, 1998, the Company also used $9.1 million to purchase the minority interest of two of the Company's subsidiaries. Offsetting the expenditures for investing activities for the year ended December 31, 1998 are the proceeds from the sale of the Company's corporate headquarters of $30.3 million and the sale of the short-term investments of $60.3 million. During the year ended December 31, 1999, the Company also used $28.9 million for the purchase of long-term investments and $6.1 million to purchase the minority interest of two of the Company's subsidiaries. Offsetting the expenditures of investing activities for the year ended December 31, 1999 are the net proceeds from the sales of NETCOM, Network Services and Satellite Services combined of $404.9 million, including $30.0 million in proceeds from the sale of common stock of MindSpring, which the Company received as partial consideration for the sale of the domestic operations of NETCOM, and proceeds from the sales of short-term investments available for sale of $29.8 million. The Company will continue to use cash in 2000 and subsequent periods for the construction of new networks, the expansion of existing networks and potentially, for acquisitions. The Company acquired assets under capital leases of $0.8 million and $143.7 million for the years ended December 31, 1998 and 1999, respectively.

Net Cash Provided By Financing Activities

     Financing activities provided $308.8 million, $525.6 million and $67.0 million for the years ended December 31, 1997, 1998 and 1999, respectively. Net cash provided by financing activities for these periods includes cash received in connection with the private placement of the 11 5/8% Senior Discount Notes due 2007 (the "11 5/8% Notes") and the 14% Preferred Stock in March 1997, the 6 3/4% Preferred Securities in September and October 1997, the 10% Notes and the 9 7/8% Notes in February 1998 and April 1998, respectively, and the Senior Facility completed in August 1999. Historically, the funds to finance the Company's business acquisitions, capital expenditures, working capital requirements and operating losses have been obtained through public and private offerings of the Company and Holdings-Canada common shares, convertible subordinated notes, convertible preferred shares of Holdings-Canada, capital lease financings and various working capital sources, including credit facilities, in addition to the private placement of the securities previously mentioned and other securities offerings. Net cash provided by financing activities for the years ended December 31, 1997, 1998 and 1999 also include proceeds from the issuance of common stock in conjunction with the exercise of options and warrants and the Company's employee stock purchase plan, offset by principal payments on long-term debt and capital leases and payments of preferred dividends on preferred securities of subsidiaries.

     On August 12, 1999, ICG Equipment and NetAhead entered into a $200.0 million senior secured financing facility ("Senior Facility") consisting of a $75.0 million term loan, a $100.0 million term loan and a $25.0 million revolving line of credit. During the year ended December 31, 1999, the Company borrowed approximately $80.0 million under the loans at interest rates ranging from LIBOR plus 3.125% to 3.5% or 9.35% to 9.67% at December 31, 1999.
Quarterly repayments on the debt commence at various dates beginning September 30, 1999 with remaining outstanding balances maturing on June 30, 2005 for the $100.0 million term loan and the $25.0 million line of credit and March 31, 2006 for the $75.0 million term loan.

     As of December 31, 1999 the Company had an aggregate accreted value of approximately $1.8 billion outstanding under the 13 1/2% Senior Discount Notes due 2005 (the "13 1/2% Notes"), the 12 1/2% Notes due 2006 (the "12 1/2%
Notes"), the 11 5/8% Notes, the 10% Notes, and the 9 7/8% Notes. The 13 1/2% Notes require payments of interest to be made in cash commencing March 15, 2001 and mature on September 15, 2005. The 12 1/2% Notes require payments of interest to be made in cash commencing November 1, 2001 and mature on May 1, 2006. The 11 5/8% Notes require payments of interest to be made in cash commencing September 15, 2002 and mature on March 15, 2007. The

10% Notes require payments of interest in cash commencing August 15, 2003 and mature February 15, 2008. The 9 7/8% Notes require payments of interest in cash commencing November 1, 2003 and mature May 1, 2008. With respect to fixed rate senior indebtedness outstanding on December 31, 1999, the Company has cash interest payment obligations of approximately $113.3 million in 2001, $158.0 million in 2002, $212.6 million in 2003 and $257.2 million in 2004.

     As of December 31, 1999, an aggregate amount of $519.3 million was outstanding under the 6 3/4% Preferred Securities, the 14% Preferred Stock and the 14 1/4% Preferred Stock. The 6 3/4% Preferred Securities require payments of dividends to be made in cash through November 15, 2000. In addition, the 14% Preferred Stock and the 14 1/4% Preferred Stock require payments of dividends to be made in cash commencing June 15, 2002 and August 1, 2001, respectively. With respect to preferred securities currently outstanding, the Company has cash dividend obligations of approximately $8.9 million in 2000, for which the Company has restricted cash balances of $8.7 million available for such dividend payments, $10.7 million in 2001 and $35.4 million in 2002 and each year thereafter through 2007.

Capital Expenditures

     The Company's capital expenditures of continuing operations (including assets acquired under capital leases and excluding payments for construction of the Company's corporate headquarters) were $261.3 million, $356.0 million and $735.2 million for the years ended December 31, 1997, 1998 and 1999, respectively. The Company anticipates that the expansion of existing networks construction of new networks and further development of the Company's products and services as currently planned will require capital expenditures of approximately $1.0 billion for the year ended December 31, 2000. In the event that the Company's efforts to acquire new customers and deploy new services are more successful than planned, the Company may be required to expend capital resources earlier in the year than expected to accommodate customer demands.

     In the first quarter of 2000, the Company entered into letters of intent with its two biggest vendors, Lucent Technologies, Inc. and Cisco Systems, Inc. The Company believes that these financing agreements will better enable the Company to fund its scheduled network expansion through the purchase of Lucent and Cisco equipment. The Lucent credit agreement provides the Company with up to $250.0 million of capital which can be drawn down during the year following the closing date to purchase network equipment. The Company is currently committed to purchase a minimum of $175.0 million of equipment under this facility. The Lucent financing provides for a five-year repayment schedule and requires quarterly principal repayments beginning in March 2001. The Cisco credit facility provides for up to $180.0 million of capital lease financing with a three-year repayment term. The Company anticipates that these transactions will close during the second quarter of 2000. There is no assurance, however, that these transactions will close during the second quarter, or at all.

     To facilitate the expansion of its services and networks, the Company has entered into other equipment purchase agreements with various vendors under which the Company has committed to purchase a substantial amount of equipment and other assets, including a full range of switching systems, fiber optic cable, network electronics, software and services. If the Company fails to meet the minimum purchase level in any given year, the vendor may discontinue certain discounts, allowances and incentives otherwise provided to the Company.
Further, the Company's ability to make capital expenditures to meet its business plan will depend on numerous factors, including certain factors beyond the Company's control. These factors include, but are not limited to, economic conditions, competition, regulatory developments and the availability of equity, debt and lease financing.

Other Cash Commitments and Capital Requirements

     The Company's operations have required and will continue to require significant capital expenditures for development, construction, expansion and acquisition of telecommunications assets. Significant amounts of capital are required to be invested before revenue is generated, which results in initial negative cash flows. In addition to the Company's planned capital expenditures, it has other cash commitments as described in the footnotes to the Company's audited consolidated financial statements for the year ended December 31, 1999 included elsewhere herein.

     In view of the continuing development of the Company's products and services, the expansion of existing networks and the construction, leasing and licensing of new networks, the Company will require significant additional amounts of cash in the future from outside sources. Changes in the Company's business plan may require additional sources of cash which may be obtained through public and private equity and debt financings, credit facilities and other financing arrangements. In the past, the Company has been able to secure sufficient amounts of financing to meet its capital needs. There can be no assurance, however, that additional financing will be available to the Company or, if available, that it can be obtained on terms acceptable to the Company.

     The failure to obtain sufficient amounts of financing could result in the delay or abandonment of some or all of the Company's development and expansion plans, which could have a material adverse effect on the Company's business. In addition, the inability to fund operating deficits with the proceeds of financings until the Company establishes a sufficient revenue-generating customer base could have a material adverse effect on the Company's liquidity.

Transport and Termination Charges

     The Company has recorded revenue of approximately $4.9 million, $58.3 million and $124.1 million for the years ended December 31, 1997, 1998 and 1999, respectively, for reciprocal compensation relating to the transport and termination of local traffic to ISPs from customers of ILECs pursuant to various interconnection agreements. During this period, some of the ILECs have not paid all of the bills they have received from the Company and have disputed these charges based on the belief that such calls are not local traffic as defined by the various agreements and not subject to payment of transport and termination
charges under state and federal laws and public policies.   In addition, some
ILECs, while paying a portion of reciprocal compensation due to ICG for ISP-bound traffic, have disputed other portions of the charges. However, the Company has resolved certain of these disputes with some of the ILECs.

     The resolution of these disputes have been, and will continue to be, based on rulings by state public utility commissions and/or by the Federal Communications Commission ("FCC"), or through negotiations between the parties. To date, there have been favorable final rulings from 31 state public utility commissions that ISP traffic is subject to the payment of reciprocal compensation under current interconnection agreements. Many of these state commission decisions have been appealed by the ILECs. To date, five federal court decisions, including two federal circuit court of appeals decisions have been issued upholding state commission decisions ordering the payment of reciprocal compensation for ISP traffic. On February 25, 1999, the FCC issued a decision that ISP-bound traffic is largely jurisdictionally interstate traffic. The decision relies on the long-standing federal policy that ISP traffic, although jurisdictionally interstate, is treated as though it is local traffic for pricing purposes. The decision also emphasizes that because there currently are no federal rules governing intercarrier compensation for ISP traffic, the determination as to whether such traffic is subject to reciprocal compensation under the terms of interconnection agreements is properly made by the state commissions and that carriers are bound by their interconnection agreements and state commission decisions regarding the payment of reciprocal compensation for ISP traffic. The FCC has initiated a rulemaking proceeding regarding the adoption of prospective federal rules for intercarrier compensation for ISP traffic. In its notice of rulemaking, the FCC expresses its preference that compensation rates for this traffic continue to be set by negotiations between carriers, with disputes resolved by arbitrations conducted by state commissions, pursuant to the Telecommunications Act. Since the issuance of the FCC's decision on February 25, 1999, 19 state utility commissions, have either ruled or reaffirmed that ISP traffic is subject to reciprocal compensation under current interconnection agreements, and two state commissions have declined to apply reciprocal compensation for ISP traffic under current interconnection agreements. Additionally, 11 state commissions have awarded reciprocal compensation for ISP traffic in arbitration proceedings involving new agreements. One state has declined to order reciprocal compensation in an arbitration proceeding, and two states have declined to decide the issue in the arbitration until after the FCC and/or the state commission reaches a decision in pending proceedings on prospective compensation.

     On March 24, 2000, the United States Court of Appeals for the District of Columbia Circuit vacated and remanded the FCC's February 25, 1999 decision. The Company does not believe that the Circuit Court's decision will adversely affect the state decisions noted above with respect to reciprocal compensation. The decision does, however, create some uncertainty and there can be no assurance that future FCC or state rulings will be favorable to the Company.

     The Company has aggressively participated in a number of regulatory proceedings that address the obligation of the ILECs to pay the Company reciprocal compensation for ISP-bound traffic under the Company's interconnection agreements. These proceedings include complaint proceedings brought by the Company against individual ILECs for failure to pay reciprocal compensation under the terms of a current interconnection agreement; generic state commission proceedings concerning the obligations of ILECs to pay reciprocal compensation to CLECs, and arbitration proceedings before state commissions addressing the payment of reciprocal compensation on a prospective basis under the new interconnection agreements.

     In 1999, the state utility commission in Colorado issued a final decision granting a complaint filed by the Company against US West Communications, Inc. ("US West") and ruled that the Company is entitled to be paid reciprocal compensation for ISP-bound traffic under the terms of the Company's interconnection agreement in effect at the time of the complaint proceeding. Additionally, in June 1999, the Alabama Public Service Commission ruled that the Company is entitled to be treated the same as other CLECs for which the Alabama commission had previously ordered the payment of reciprocal compensation for ISP traffic by BellSouth Corporation ("BellSouth"). The ILECs filed for judicial review in federal district court of each of these favorable commission rulings; the appeals are pending. Also in 1999, the California PUC issued a decision affirming a previously issued decision that held that reciprocal compensation must be paid by Pacific Bell and GTE-California for the termination of ISP traffic by CLECs under existing interconnection agreements. The ILECs also have appealed the California PUC decision, and the appeal is pending.

     Subsequent to the issuance of the favorable rulings by the Colorado, Alabama and California state commissions, the Company has received payments from US West, Pacific Bell and GTE-California for amounts owed for reciprocal compensation. Pursuant to an earlier decision by the Ohio Commission, Ameritech has been paying ICG reciprocal compensation for ISP traffic under its original interconnection agreement which expired on February 15, 2000. Through December 31, 1999, the Company has received $65.8 million from Ameritech, $7.7 million from Pacific Bell and $11.7 million from GTE-California in reciprocal compensation payments. Additionally, in January and February 2000 the Company received additional payments from Pacific Bell of $16.8 million, a portion of which represents amounts previously placed in an escrow account by Pacific Bell calculated as being owed to the Company for reciprocal compensation for ISP-bound traffic. Also in January 2000, US West released to the Company $10.1 million in reciprocal compensation payments that had been in an escrow account.

     Additionally, through December 31, 1999, Southwestern Bell Telephone Company ("SWBT") has remitted payment to the Company of $3.9 million for reciprocal compensation owed to the Company for traffic from SWBT customers in Texas to ISPs served by the Company. On December 29, 1999, SWBT initiated commercial arbitration to determine whether the terms of the Company's current interconnection agreement with SWBT require that the rates that the Company has been billing SWBT for reciprocal compensation be reduced to rates established by the Texas PUC in a

1998 consolidated arbitration with SWBT involving AT&T Corporation, MCI Communications Corporation and other parties. Due to subsequent procedural developments, this issue will be decided by the Texas PUC, rather than in commercial arbitration, after the parties have completed dispute resolution in accordance with the terms of the interconnection agreement.

     On September 16, 1999, the CPUC rendered a decision against MFS/Worldcom, a CLEC ("MFS"), in an arbitration between Pacific Bell and MFS. The California PUC ruled that MFS should not be permitted to charge reciprocal compensation rates for the tandem switching and common transport rate elements. Although the California PUC's ruling did not involve the Company, the Company made a decision effective for the three months beginning on September 30, 1999 and thereafter to suspend the revenue recognition for the tandem switching and common transport rate elements for services provided in California and in all other states where the Company operates and such rate elements are included in the Company's interconnection agreement with the ILEC. Additionally, the Company recorded a provision of $45.2 million during the three months September 30, 1999 for accounts receivable related to these elements recognized in periods through June 30, 1999, which the Company believes may be uncollectible. The Company continues to bill Pacific Bell, SWBT and GTE for the tandem switching and common transport rate elements, and will pursue collection of its accounts receivable, despite any provision. On February 4, 2000, the California PUC initiated a new proceeding to examine, on a prospective basis, compensation for ISP-bound traffic, including the tandem and transport rate elements issue.

     The Company has also recorded revenue of approximately $19.1 million and $18.4 million for the years ended December 31, 1998 and 1999, respectively, related to other transport and termination charges to the ILECs, pursuant to the Company's interconnection agreements with these ILECs. Included in the Company's trade receivables at December 31, 1998 and 1999 are $72.8 million and $76.3 million, respectively, for all receivables related to reciprocal compensation and other transport and termination charges. The receivables balance at December 31, 1998 and 1999 is net of an allowance of $5.6 million and $58.2 million, respectively, for disputed amounts and tandem switching and common transport rate elements.

     As the Company's interconnection agreements expire or are extended, rates for transport and termination charges are being and will continue to be renegotiated and/or arbitrated. Rates for transport and termination also may be impacted by ongoing state and federal regulatory proceedings addressing intercarrier compensation for Internet traffic on a prospective basis. In addition to the FCC's pending rulemaking proceeding and the District of Columbia Court of Appeals recent remand, of the states in which the Company currently operates, the Ohio, Texas and California commissions currently are conducting proceedings on prospective compensation.

     The Company has negotiated and/or arbitrated new or extended interconnection agreements with BellSouth, Ameritech, GTE-California and Pacific Bell. The Company has completed arbitration proceedings with BellSouth before the state commissions in Alabama, North Carolina, Georgia, Kentucky, Florida and Tennessee and with Ameritech before the Ohio commission. Final decisions issued by the Alabama, North Carolina, Kentucky and Georgia commissions awarded the Company reciprocal compensation for ISP traffic in new agreements to be executed by the parties, including the tandem and transport rate element. The arbitration decisions of the Florida and Ohio commissions declined to rule on the merits of whether the Company should be paid reciprocal compensation for ISP traffic. The Florida decision ruled that the compensation provisions of the parties' current interconnection agreement would continue to apply, subject to true up, until the completion of the FCC's rulemaking on future compensation. The Ohio commission deferred ruling on the merits until completion of the Ohio commission's generic proceeding on prospective compensation, and ordered that in the interim period until completion of the generic proceeding, bill and keep procedures should be followed, subject to true up once the commission proceeding is concluded. Arbitration proceedings with US West before the Colorado commission and with SWBT before the Texas commission are pending. The Company has negotiated an extension of its current agreement with GTE-California until August 2000 that provides that reciprocal compensation will be paid for ISP traffic, at rates that are lower than the rates that previously applied under the agreement, and the Company has adopted the MFS WorldCom/Pacific Bell interconnection agreement, effective as of March 12, 2000, which agreement also provides for the payment of the end office rate element of reciprocal compensation for ISP traffic, with the tandem and transport rate elements issue subject to further litigation.

     Subsequent to completion of the arbitration proceedings with BellSouth, the Company signed a three-year agreement with BellSouth that, among other issues, addresses the payment of reciprocal compensation for Internet traffic.
BellSouth agreed to pay past monies due to the Company for reciprocal compensation for the period beginning when ISP traffic was first received by the Company from BellSouth and ending December 31, 1999, and the parties also agreed to the payment of reciprocal compensation for Internet and voice traffic for the period from January 1, 2000 through December 31, 2002 at per-minute rates that gradually reduce over the three year period. The agreement is applicable to all nine states in the BellSouth operating territory.

     While the Company intends to pursue the collection of all receivables related to transport and termination charges as of December 31, 1999 and believes that future revenue from transport and termination charges recognized under the Company's interconnection agreements will be realized, there can be no assurance that future regulatory and judicial rulings will be favorable to the Company, or that different pricing plans for transport and termination charges between carriers will not be adopted when the Company's interconnection agreements continue to be renegotiated or arbitrated, or as a result of FCC or state commission proceedings on future compensation methods. In fact, the Company believes that different pricing plans will continue to be considered and adopted, and although the Company expects that revenue from transport and termination charges likely will decrease as a percentage of total revenue from local services in subsequent periods, the Company's local termination services still will be required by the ILECs and must be provided under the Telecommunications Act, and likely will result in increasing volume in minutes due to the growth of the Internet and related services markets. The Company expects to negotiate and/or arbitrate reasonable compensation and collection terms for local termination services, although there is no assurance that such compensation will remain consistent with current levels. Additionally, the Company expects to supplement its current operations with revenue, and ultimately EBITDA, from new services offerings such as RAS, Internet RAS and DSL, however, the Company may or may not be successful in its efforts to deploy such services profitably.

New Accounting Pronouncement

     In June 1999, the Financial Accounting Standards Board (the "FASB") issued FASB Interpretation No. 43, Real Estate Sales, an interpretation of FASB Statement No. 66 ("FIN 43"). FIN 43 establishes standards for recognition of profit on all real estate sales transactions without regard to the nature of the seller's business. Specifically, FIN 43 expands the concept of real estate to include "integral equipment," which is defined in FIN 43 as "any physical structure or equipment attached to the real estate that cannot be removed and used separately without incurring significant costs." The provisions of FIN 43 are effective for all sales of real estate with property improvements or integral equipment entered into after June 30, 1999.

     The Company believes FIN 43 limits the application of sale-type lease accounting to grants of indefeasible rights of use ("IRUs") of constructed dark fiber in exchange for cash unless the Company transfers ownership of the underlying assets to the lessee as, under this interpretation, dark fiber is considered integral equipment and accordingly title must transfer to a lessee in order for a lease transaction to be accounted for as a sales-type lease. In the event that sales-type lease accounting is not applicable to portions or all of an IRU, the Company will apply operating lease accounting and recognize revenue and operating costs ratable over the term of the agreement. Since the Company's IRUs which were accounted for as sales-type leases and excluded ownership transfer terms for underlying assets deemed to be integral equipment do not represent a significant portion of the Company's historical revenue or operating costs, the Company does not expect the adoption of FIN 43 to have a material impact on the Company's financial operations or results of operations in the future.

               Independent Auditors' Report - Report of KPMG LLP



The Board of Directors and Stockholders
ICG Communications, Inc.:


We have audited the accompanying consolidated balance sheets of ICG Communications, Inc. and subsidiaries (the "Company") as of December 31, 1998 and 1999 and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for each of the years in the three-year period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We did not audit the consolidated financial statements of NETCOM On-Line Communication Services, Inc. ("NETCOM"), a discontinued wholly owned subsidiary of the Company, for the year ended December 31, 1997, whose loss from operations constitutes 83.8 percent of the consolidated loss from discontinued operations in 1997. Those consolidated financial statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for NETCOM in 1997, is based solely on the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of the other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ICG Communications, Inc. and subsidiaries as of December 31, 1998 and 1999, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.



                                         KPMG LLP


Denver, Colorado
February 16, 2000

               Report of Ernst & Young LLP, Independent Auditors



The Board of Directors and Stockholders
NETCOM On-Line Communication Services, Inc.


We have audited the consolidated statements of operations, stockholders' equity and cash flows of NETCOM On-Line Communication Services, Inc. for the year ended December 31, 1997 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated results of operations and cash flows of NETCOM On-Line Communication Services, Inc. for the year December 31, 1997, in conformity with accounting principles generally accepted in the United States.



                                         Ernst & Young LLP


San Jose, California
February 13, 1998

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Consolidated Balance Sheets
December 31, 1998 and 1999
________________________________________________________________________________


                                                                           December 31,
                                                          -------------------------------------------
Assets                                                             1998                    1999
------                                                    --------------------    -------------------
                                                                         (in thousands)
Current assets:
  Cash and cash equivalents                                  $         210,307                103,288
  Short-term investments available for sale (note 5)                    52,000                 22,219
  Receivables:
    Trade, net of allowance of $14.4 million and $78.7
     million at December 31, 1998 and 1999, respectively
     (note 14)                                                         113,030                167,273
    Other                                                                  529                  1,458
                                                          --------------------    -------------------
                                                                       113,559                168,731
                                                          --------------------    -------------------
  Prepaid expenses, deposits and inventory                              11,530                 11,388
  Net current assets of discontinued operations (note 3)                    66                      -
                                                          --------------------    -------------------
    Total current assets                                               387,462                305,626
                                                          --------------------    -------------------
Property and equipment (notes 6, 9, 10, 14 and 16)                   1,064,112              1,805,378
  Less accumulated depreciation                                       (156,054)              (279,698)
                                                          --------------------    -------------------
    Net property and equipment                                         908,058              1,525,680
                                                          --------------------    -------------------
Restricted cash (note 11)                                               16,912                 12,537
Investments (note 7)                                                         -                 28,939
Other assets:
  Goodwill, net of accumulated amortization of $12.4
    million and $31.7 million at December 31, 1998 and
    1999, respectively (note 4)                                        110,513                 95,187
  Deferred financing costs, net of accumulated
   amortization of $9.6 million and $14.4 million at
   December 31, 1998 and 1999, respectively (note 10)                   35,958                 35,884
  Transmission and other licenses                                        5,646                      -
  Other, net (note 8)                                                   22,324                 16,768
                                                          --------------------    -------------------
                                                                       174,441                147,839
                                                          --------------------    -------------------
Net non-current assets of discontinued operations (note 3)             102,774                      -
                                                          --------------------    -------------------
       Total assets (note 15)                                $       1,589,647              2,020,621
                                                          ====================    ===================
                                                                                           (Continued)



ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Consolidated Balance Sheets, Continued
________________________________________________________________________________



                                                                                   December 31,
                                                                 ----------------------------------------------
Liabilities and Stockholders' Deficit                                      1998                     1999
-------------------------------------                            ----------------------    --------------------
                                                                                  (in thousands)
Current liabilities:
  Accounts payable                                                   $           30,424                 112,291
  Payable pursuant to IRU agreement (note 9)                                          -                 135,322
  Accrued liabilities                                                            51,565                  85,709
  Deferred revenue (note 14)                                                      5,647                  25,175
  Deferred gain on sale (note 3)                                                      -                   5,475
  Current portion of capital lease obligations (notes 9 and 14)                   4,846                   8,090
  Current portion of long-term debt (note 10)                                        46                     796
  Current liabilities of discontinued operations (note 3)                             -                     529
                                                                 ----------------------    --------------------
       Total current liabilities                                                 92,528                 373,387
                                                                 ----------------------    --------------------
Capital lease obligations, less current portion (notes 9 and 14)                 62,946                  63,348
Long-term debt, net of discount, less current portion (note 10)               1,598,998               1,905,901
Other long-term liabilities                                                           -                   2,526
                                                                 ----------------------    --------------------
        Total liabilities                                                     1,754,472               2,345,162
                                                                 ----------------------    --------------------
Redeemable preferred stock of subsidiary ($346.2 million and
  $397.9 million liquidation value at December 31, 1998
  and 1999, respectively) (note 11)                                             338,310                 390,895

Company-obligated mandatorily redeemable preferred securities of subsidiary limited liability company which holds solely
  Company preferred stock ($133.4 million liquidation value at
  December 31, 1998 and 1999) (note 11)                                         128,042                 128,428

Stockholders' deficit (note 12):
  Common stock, $.01 par value, 100,000,000 shares authorized;
   46,360,185 and 47,761,337 shares issued and outstanding at
   December 31, 1998 and 1999, respectively (notes 1 and 12)                        464                     478
  Additional paid-in capital                                                    577,940                 599,282
  Accumulated deficit                                                        (1,209,462)             (1,443,624)
  Accumulated other comprehensive loss                                             (119)                      -
                                                                 ----------------------    --------------------
       Total stockholders' deficit                                             (631,177)               (843,864)
                                                                 ----------------------    --------------------
Commitments and contingencies (notes 7, 9, 10, 11 and 14)
       Total liabilities and stockholders' deficit                   $        1,589,647               2,020,621
                                                                 ======================    ====================

          See accompanying notes to consolidated financial statements.

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Consolidated Statements of Operations
Years Ended December 31, 1997, 1998 and 1999
________________________________________________________________________________


                                                                       Years ended December 31,
                                              ------------------------------------------------------------------------
                                                       1997                     1998                      1999
                                              -------------------      -------------------      ----------------------
                                                                (in thousands, except per share data)

Revenue (notes 2, 14 and 15)                            $ 149,358                  303,317                     479,226

Operating costs and expenses:
  Operating costs                                         147,338                  187,260                     238,927
  Selling, general and administrative expenses            121,884                  158,153                     239,756
  Depreciation and amortization (notes 6 and
   15)                                                     49,836                   91,927                     174,239
  Provision for impairment of long-lived
   assets (note 15 and 16)                                  5,169                        -                      31,815

  Restructuring costs (note 17)                                 -                    1,786                           -
  Other, net                                                  292                    4,877                         387
                                              -------------------      -------------------      ----------------------
     Total operating costs and expenses                   324,519                  444,003                     685,124
                                              -------------------      -------------------      ----------------------

     Operating loss                                      (175,161)                (140,686)                   (205,898)

Other (expense) income:
  Interest expense (notes 10 and 15)                     (117,521)                (170,015)                   (212,420)
  Interest income                                          21,828                   28,401                      16,300
  Other expense, net, including realized
   gains and losses on marketable trading
   securities (note 7)                                       (424)                  (1,118)                     (2,522)
                                              -------------------      -------------------      ----------------------
                                                          (96,117)                (142,732)                   (198,642)
                                              -------------------      -------------------      ----------------------
Loss from continuing operations before income
 taxes, preferred dividends and extraordinary
 gain                                                    (271,278)                (283,418)                   (404,540)

Income tax expense (notes 15 and 18)                            -                      (90)                        (25)
Accretion and preferred dividends on
 preferred securities of subsidiaries, net of
 minority interest in share of losses (note
 11)                                                      (39,019)                 (55,183)                    (61,897)
                                              -------------------      -------------------      ----------------------
Loss from continuing operations before
 extraordinary gain                                     $(310,297)                (338,691)                   (466,462)
                                              -------------------      -------------------      ----------------------
                                                                                                            (Continued)

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Consolidated Statements of Operations, Continued
________________________________________________________________________________

                                                                       Years ended December 31,
                                              ------------------------------------------------------------------------
                                                     1997                      1998                       1999
                                              -------------------      -------------------      ----------------------
                                                                (in thousands, except per share data)
Discontinued operations (notes 1 and 3):
  Loss from discontinued operations           $           (50,438)                 (77,577)                     (1,036)
  (Loss) gain on disposal of discontinued
   operations, net of income taxes of $4.7
   million in 1999                                              -                   (1,777)                     37,825
                                              -------------------      -------------------      ----------------------
                                                          (50,438)                 (79,354)                     36,789
                                              -------------------      -------------------      ----------------------

     Net loss before extraordinary gain                  (360,735)                (418,045)                   (429,673)
                                              -------------------      -------------------      ----------------------

Extraordinary gain on sales of operations of
  NETCOM, net of income taxes of $2.0 million
  (notes 3 and 15)                                              -                        -                     195,511
                                              -------------------      -------------------      ----------------------

     Net loss                                 $          (360,735)                (418,045)                   (234,162)
                                              ===================      ===================      ======================

Other comprehensive loss:
  Foreign currency translation adjustment                    (527)                    (263)                          -
  Unrealized loss on short-term investments
   available for sale                                        (540)                       -                           -
                                              -------------------      -------------------      ----------------------
       Other comprehensive loss                            (1,067)                    (263)                          -
                                              -------------------      -------------------      ----------------------

       Comprehensive loss                     $          (361,802)                (418,308)                   (234,162)
                                              ===================      ===================      ======================

Net loss per share - basic and diluted:
  Loss from continuing operations             $             (7.30)                   (7.49)                      (9.90)
  (Loss) income from discontinued operations                (1.19)                   (1.76)                       0.78
  Extraordinary gain on sales of operations
   of NETCOM                                                    -                        -                        4.15
                                              -------------------      -------------------      ----------------------
       Net loss per share - basic and diluted $             (8.49)                   (9.25)                      (4.97)
                                              ===================      ===================      ======================

Weighted average number of shares outstanding
 - basic and diluted                                       42,508                   45,194                      47,116
                                              ===================      ===================      ======================

          See accompanying notes to consolidated financial statements.

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Consolidated Statements of Stockholders' Equity (Deficit)
Years Ended December 31, 1997, 1998 and 1999
________________________________________________________________________________

                                                                                                                  Additional
                                                                                          Common stock             paid-in
                                                                                      Shares        Amount         capital
                                                                                   ------------  ------------   -------------
                                                                                               (in thousands)
Balances at January 1, 1997                                                           41,930       $ 8,189         499,993
 Shares issued for cash in connection with the exercise of options and
  warrants (note 12)                                                                     938             5           4,111
 Shares issued in connection with business combination (note 4)                          687             7          15,953
 Shares issued for cash in connection with employee stock purchase plan
  (note 12)                                                                              240             2           3,020
 Shares issued as contribution to 401(k) plan (note 19)                                  179             2           3,008
 Exchange of ICG Holdings (Canada), Inc. common shares for ICG common stock                -        (7,456)          7,456
 Reversal of unrealized gains on short-term investments available for sale                 -             -               -
 Cumulative foreign currency translation adjustment                                        -             -               -
 Net loss                                                                                  -             -               -
                                                                                   ------------  ------------   -------------
Balances at December 31, 1997                                                         43,974           749         533,541
 Shares issued for cash by subsidiary, net of selling costs                              127             1           3,384
 Shares issued for cash in connection with the exercise of options and
  warrants (note 12)                                                                   1,519            15          19,268
 Shares issued in connection with business combinations (note 4)                         502             5          15,527
 Shares issued for cash in connection with the employee stock purchase plan
  (note 12)                                                                              111             1           2,249
 Shares issued as contribution to 401(k) plan (note 19)                                  127             2           3,662
 Exchange of ICG Holdings (Canada), Inc. common shares for ICG common stock                -          (309)            309
 Cumulative foreign currency translation adjustment                                        -             -               -
 Net loss                                                                                  -             -               -
                                                                                   ------------  ------------   -------------
Balances at December 31, 1998                                                         46,360           464         577,940
 Shares issued for cash in connection with the exercise of options and
  warrants (note 12)                                                                     935             9          12,524
 Shares issued for cash in connection with the employee stock purchase plan
  (note 12)                                                                              206             2           3,359
 Shares issued as contribution to 401 (k) plan (note 19)                                 260             3           5,457
 Shares issued upon conversion of long-term debt                                           -             -               2
 Reversal of cumulative foreign currency translation adjustment                            -             -               -
 Net loss                                                                                  -             -               -
                                                                                   ------------  ------------   -------------
Balances at December 31, 1999                                                         47,761       $   478         599,282
                                                                                   ============  ============   =============

                                                                                                  Accumulated
                                                                                                     other           Total
                                                                                   Accumulated   comprehensive    stockholders'
                                                                                     deficit     income (loss)  equity (deficit)
                                                                                  -----------    -------------  ----------------
                                                                                                 (in thousands)
Balances at January 1, 1997                                                         (430,682)        1,211             78,711
 Shares issued for cash in connection with the exercise of options and
  warrants (note 12)                                                                       -             -              4,116
 Shares issued in connection with business combination (note 4)                            -             -             15,960
 Shares issued for cash in connection with employee stock purchase plan
  (note 12)                                                                                -             -              3,022
 Shares issued as contribution to 401(k) plan (note 19)                                    -             -              3,010
 Exchange of ICG Holdings (Canada), Inc. common shares for ICG common stock                -             -                  -
 Reversal of unrealized gains on short-term investments available for sale                 -          (540)              (540)
 Cumulative foreign currency translation adjustment                                        -          (527)              (527)
 Net loss                                                                           (360,735)            -           (360,735)
                                                                                  -----------    -------------  ----------------
Balances at December 31, 1997                                                       (791,417)          144           (256,983)
 Shares issued for cash by subsidiary, net of selling costs                                -             -              3,385
 Shares issued for cash in connection with the exercise of options and
  warrants (note 12)                                                                       -             -             19,283
 Shares issued in connection with business combinations (note 4)                           -             -             15,532
 Shares issued for cash in connection with the employee stock purchase plan
  (note 12)                                                                                -             -              2,250
 Shares issued as contribution to 401(k) plan (note 19)                                    -             -              3,664
 Exchange of ICG Holdings (Canada), Inc. common shares for ICG common stock                -             -                  -
 Cumulative foreign currency translation adjustment                                        -          (263)              (263)
 Net loss                                                                           (418,045)            -           (418,045)
                                                                                  -----------    -------------  ----------------
Balances at December 31, 1998                                                     (1,209,462)         (119)          (631,177)
 Shares issued for cash in connection with the exercise of options and
  warrants (note 12)                                                                       -             -             12,533
 Shares issued for cash in connection with the employee stock purchase plan
  (note 12)                                                                                -             -              3,361
 Shares issued as contribution to 401 (k) plan (note 19)                                   -             -              5,460
 Shares issued upon conversion of long-term debt                                           -             -                  2
 Reversal of cumulative foreign currency translation adjustment                            -           119                119
 Net loss                                                                           (234,162)            -           (234,162)
                                                                                  -----------    -------------  ----------------
Balances at December 31, 1999                                                     (1,443,624)            -           (843,864)
                                                                                  ===========    =============  ================

    See accompanying notes to consolidated financial statements.

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Consolidated Statements of Cash Flows
Years Ended December 31, 1997, 1998 and 1999
________________________________________________________________________________



                                                                             Years ended December 31,
                                                          -----------------------------------------------------------
                                                                 1997                 1998                  1999
                                                          ----------------     ----------------     -----------------
                                                                                 (in thousands)
Cash flows from operating activities:
  Net loss                                                       $(360,735)            (418,045)             (234,162)
  Net loss (income) from discontinued operations                    50,438               79,354               (36,789)
  Extraordinary gain on sales of discontinued operations                 -                    -              (195,511)
  Adjustments to reconcile net loss to net cash (used)
   provided by operating activities:
     Recognition of deferred gain                                        -                    -               (29,250)
     Accretion and preferred dividends on preferred
      securities of subsidiaries, net of minority
      interest in share of losses                                   37,904               55,183                61,897
     Depreciation and amortization                                  49,836               91,927               174,239
     Provision for impairment of long-lived assets                   5,169                    -                31,815
     Deferred compensation                                               -                    -                 1,293
     Net loss (gain) on disposal of long-lived assets                  292                4,877                  (906)
     Provision for uncollectible accounts                            3,573               11,238                60,019
     Interest expense deferred and included in long-term
      debt, net of amounts capitalized on assets under
      construction                                                 102,947              152,601               186,080
     Interest expense deferred and included in capital
      lease obligations                                              6,345                5,637                 5,294
     Amortization of deferred advertising costs included
      in selling, general and administrative expenses                    -                1,795                     -
     Amortization of deferred financing costs included in
      interest expense                                               2,514                4,478                 4,860
     Write-off of non-operating assets                                 200                    -                     -
     Contribution to 401(k) plan through issuance of
      common stock                                                   3,010                3,664                 5,460
     Change in operating assets and liabilities,
      excluding the effects of business combinations,
      dispositions and non-cash transactions:
       Receivables                                                 (24,257)             (88,962)             (120,857)
       Prepaid expenses, deposits and inventory                     (5,426)              (1,566)                3,474
       Deferred advertising costs                                        -               (1,795)                    -
       Accounts payable and accrued and other liabilities           20,846               (2,288)               83,406
       Deferred revenue                                                583                1,842                20,721
                                                          ----------------     ----------------     -----------------
         Net cash (used) provided by operating activities        $(106,761)            (100,060)               21,083
                                                          ----------------     ----------------     -----------------
                                                                                                        (Continued)

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Consolidated Statements of Cash Flows, Continued
________________________________________________________________________________


                                                                             Years ended December 31,
                                                          -----------------------------------------------------------
                                                                 1997                 1998                  1999
                                                          ----------------     ----------------     -----------------
                                                                                 (in thousands)
Cash flows from investing activities:
  Proceeds from sales of discontinued operations, net of
   selling costs and cash included in sales                 $            -                    -               374,897
  Payments for business acquisitions, net of cash acquired         (45,861)             (67,841)                    -
  Acquisition of property, equipment and other assets             (261,318)            (355,261)             (591,518)
  Payments for construction of corporate headquarters              (29,432)              (4,944)               (3,300)
  Purchase of corporate headquarters                                     -                    -                  (528)
  Proceeds from disposition of property, equipment and
   other assets                                                     14,574                  168                 4,300
  Proceeds from sale of corporate headquarters, net of
   selling and other costs                                               -               30,283                     -
  (Purchase) sale of short-term investments available for          (65,580)              60,281                29,781
   sale
  Proceeds from sale of marketable securities, net of
   realized gain                                                         -                    -                30,000
  (Increase) decrease in restricted cash                           (25,416)               7,737                 4,375
  Increase in long-term notes receivable from affiliate
   and others                                                       (9,552)              (4,880)                    -
  Purchase of investments                                                -                    -               (28,939)
  Purchase of minority interest in subsidiaries                          -               (9,104)               (6,039)
                                                          ----------------     ----------------     -----------------
     Net cash used by investing activities                        (422,585)            (343,561)             (186,971)
                                                          ----------------     ----------------     -----------------
Cash flows from financing activities:
  Proceeds from issuance of common stock:
   Sale by subsidiary                                                    -                3,385                     -
   Business combination                                             15,960                    -                     -
   Exercise of options and warrants                                  4,116               19,283                12,533
   Employee stock purchase plan                                      1,319                2,250                 3,361
  Proceeds from issuance of redeemable preferred
   securities of subsidiary, net of issuance costs                 223,628                    -                     -
  Proceeds from issuance of long-term debt                          99,908              550,574                80,000
  Deferred long-term debt issuance costs                            (3,554)             (17,591)               (4,785)
  Principal payments on capital lease obligations                  (29,735)             (16,509)              (14,662)
  Principal payments on long-term debt                              (1,598)              (6,864)                 (502)
  Payments of preferred dividends                                   (1,240)              (8,927)               (8,927)
                                                          ----------------     ----------------     -----------------
     Net cash provided by financing activities                     308,804              525,601                67,018
                                                          ----------------     ----------------     -----------------
     Net (decrease) increase in cash and cash equivalents         (220,542)              81,980               (98,870)
     Net cash (used) provided by discontinued operations           (19,204)               7,753                (8,149)
Cash and cash equivalents, beginning of year                       360,320              120,574               210,307
Cash and cash equivalents, end of year                           $ 120,574              210,307               103,288
                                                          ================     ================     =================
                                                                                                        (Continued)

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Consolidated Statements of Cash Flows, Continued
________________________________________________________________________________


                                                                            Years ended December 31,
                                                          -----------------------------------------------------------
                                                                1997                 1998                  1999
                                                          ----------------     ----------------     -----------------
                                                                                 (in thousands)
Supplemental disclosure of cash flows information of
 continuing operations:
     Cash paid for interest                                 $        5,715                7,299                15,216
                                                          ================     ================     =================
     Cash paid for income taxes                             $            -                   90                 2,848
                                                          ================     ================     =================

Supplemental schedule of non-cash investing and
 financing activities of continuing operations:
     Common stock issued in connection with business
      combinations (note 4)                                 $            -               15,532                     -
     Acquisition of corporate headquarters assets through
      the issuance of long-term debt and conversion of
      security deposit (note 10)                            $            -                    -                33,077
                                                          ================     ================     =================
     Assets acquired pursuant to IRU agreement                           -                    -               135,322
     Assets acquired under capital leases                                -                  775                 8,393
                                                          ----------------     ----------------     -----------------
      Total (notes 9 and 14)                                $            -                  775               143,715
                                                          ================     ================     =================

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------

(1)  Organization and Nature of Business

     ICG Communications, Inc., a Delaware corporation ("ICG"), was incorporated on April 11, 1996 and is the publicly-traded U.S. parent company of ICG Funding, LLC, a special purpose Delaware limited liability company and wholly owned subsidiary of ICG ("ICG Funding"), ICG Holdings (Canada) Co., a Nova Scotia unlimited liability company ("Holdings-Canada"), ICG Holdings, Inc., a Colorado corporation ("Holdings"), and ICG Services, Inc., a Delaware corporation ("ICG Services") and their subsidiaries. ICG and its subsidiaries are collectively referred to as the "Company."

     The Company's principal business activity is telecommunications services ("Telecom Services"). Telecom Services consists primarily of the Company's competitive local exchange carrier operations which provide local, long distance, data and enhanced telephony services to business end-users and Internet service providers ("ISPs"). Additionally, beginning in February 1999, the Company began providing wholesale network services over its nationwide data network to ISPs and other telecommunications providers. Through October 22, 1999, the Company provided Network Services which consisted of information technology services and selected networking products, focusing on network design, installation, maintenance and support for a variety of end-users, including Fortune 1000 firms and other large businesses and telecommunications companies. Through November 30, 1999, the Company also provided Satellite Services which consisted of satellite voice, data and video services provided to major cruise ship lines, the U.S. Navy, the offshore oil and gas industry and integrated communications providers. The Company's consolidated financial statements reflect the operations and net assets of Network Services and Satellite Services as discontinued for all periods presented.

     On January 21, 1998, ICG completed a merger with NETCOM On-Line Communication Services, Inc. ("NETCOM"). The Company issued approximately
     10.2 million shares of ICG Common Stock in connection with the merger, valued at approximately $284.9 million on the date of the merger. The business combination was accounted for as a pooling of interests. Effective November 3, 1998, the Company's board of directors adopted the formal plan to dispose of the operations of NETCOM and, accordingly, the Company's consolidated financial statements reflect the operations and net assets of NETCOM as discontinued for all periods presented.

     In conjunction with the sales, the legal name of the NETCOM subsidiary was changed to ICG NetAhead, Inc. ("NetAhead") (see note 3).

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(2)  Summary of Significant Accounting Policies

     (a)  Basis of Presentation

          The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries and give retroactive effect to the merger of ICG and NETCOM on January 21, 1998, which was accounted for as a pooling of interests, and include the accounts of NETCOM and its subsidiaries as of the end of and for the periods presented. Additionally, the accompanying consolidated financial statements reflect the operations of NETCOM, Network Services, Satellite Services and Zycom Corporation ("Zycom") as discontinued for all periods presented.

          All significant intercompany accounts and transactions have been eliminated in consolidation.

     (b)  Cash Equivalents

          The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

     (c)  Inventory

          Inventory, consisting of equipment to be utilized in the installation of telecommunications systems, services and networks for customers, is recorded at the lower of cost or market.

     (d)  Investments

          The Company's short-term investment objectives are safety, liquidity and yield, in that order. The Company invests primarily in high-grade, short-term investments which consist of money market instruments, commercial paper, certificates of deposit, government obligations and corporate bonds, all of which are considered to be available for sale. Realized gains and losses and declines in value judged to be other than temporary are included in the statement of operations.

          Investments in partnership interests and in common or preferred stock for which there is no public trading market and which represent less than a 20% equity interest in the investee company are accounted for using the cost method, unless the Company exercises significant influence and/or control over the operations of the investee company, in which case the equity method of accounting is used.

     (e)  Property and Equipment

          Property and equipment are stated at cost. Costs of construction are capitalized, including interest costs related to construction. Equipment held under capital leases is stated at the lower of the fair value of the asset or the net present value of the minimum

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(2)  Summary of Significant Accounting Policies (continued)

          lease payments at the inception of the lease. For equipment held under capital leases, depreciation is provided using the straight-line method over the estimated useful lives of the assets owned, or the related lease term, whichever is shorter.

          Estimated useful lives of major categories of property and equipment are as follows:

              Furniture, fixtures and office equipment        3 to 7 years
              Machinery and equipment                         3 to 8 years
              Fiber optic equipment                                8 years
              Switch equipment                                    10 years
              Fiber optic network                                 20 years
              Buildings and improvements                        31.5 years

     (f)  Capitalized Labor Costs

          Also included in property and equipment are capitalized labor and other costs associated with network development, service installation and internal-use software development.

          The Company capitalizes costs of direct labor and other employee benefits associated with the development, installation and expansion of the Company's networks. Depreciation begins in the period the network is substantially complete and available for use and is recorded on a straight-line basis over the estimated useful life of the equipment or network, ranging from eight to 20 years.

          The Company capitalizes costs of direct labor and other employee benefits associated with installing and provisioning local access lines for new customers and providing new services to existing customers, since these costs are directly associated with multi-period, contractual, revenue-producing activities. Direct labor costs are capitalized only when directly related to the provisioning of customer services with multi-period contracts. Capitalization begins upon the acceptance of the customer order and continues until the installation is complete and the service is operational. Capitalized service installation costs are depreciated on a straight-line basis over two years, the estimated average customer contract term.

          The Company capitalizes costs of direct labor and other employee benefits associated with the development of internal-use computer software in accordance with Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. Internal-use software costs are depreciated over the estimated useful life of the software, typically two to five years, beginning in the period when the software is substantially complete and ready for use.

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(2)  Summary of Significant Accounting Policies (continued)

     (g)  Other Assets

          Amounts related to the acquisition of transmission and other licenses are recorded at cost and amortized over 20 years using the straight-line method. Goodwill resulting from the application of the purchase method of accounting for business combinations is amortized over a maximum of 20 years using the straight-line method.

          Rights of way, minutes of use, and non-compete agreements are recorded at cost, and amortized using the straight-line method over the terms of the agreements, ranging from two to twelve years.

          Amortization of deferred financing costs is provided over the life of the related financing agreement, the maximum term of which is ten years, and is included in interest expense.

     (h)  Impairment of Long-Lived Assets

          The Company provides for the impairment of long-lived assets, including goodwill, pursuant to Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of ("SFAS 121"), which requires that long-lived assets and certain identifiable intangibles held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. An impairment loss is recognized when estimated undiscounted future cash flows expected to be generated by the asset are less than its carrying value. Measurement of the impairment loss is based on the estimated fair value of the asset, which is generally determined using valuation techniques such as the discounted present value of expected future cash flows.

     (i)  Foreign Currency Translation Adjustments

          The functional currency for all operations of NETCOM, which were sold during the year ended December 31, 1999, was the local currency. As such, all assets and liabilities denominated in foreign currencies were translated through March 16, 1999 at the exchange rate on the balance sheet date. Revenue and costs and expenses were translated at weighted average rates of exchange prevailing during the period. Translation adjustments are included in other comprehensive loss, which is a separate component of stockholders' equity (deficit).
          Gains and losses resulting from foreign currency translations are included in discontinued operations and are not significant for the periods presented.

     (j)  Revenue Recognition

          The Company recognizes revenue from services provided to its business end-user and ISP customers as such services are provided and charges direct selling expenses to

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(2)  Summary of Significant Accounting Policies (continued)

          operations as incurred. Maintenance revenue is recognized as services are provided. Uncollectible trade receivables are accounted for using the allowance method.

          Generally, the Company recognizes revenue earned under indefeasible rights of use ("IRUs"), of constructed dark fiber, in exchange for cash, ratably over the term of the agreement. In the event that the IRU meets the definition of a sales-type lease pursuant to Statement of Financial Accounting Standards No. 13, Accounting for Leases ("SFAS No. 13"), and the Company transfers ownership of the underlying assets to the customer, the Company will apply sales-type lease accounting and recognize revenue and related costs at the inception of the agreement. Prior to June 30, 1999, the Company applied sales-type lease accounting to IRUs that met the criteria included in SFAS No. 13, whether or not the agreement provided for the transfer of ownership of the underlying assets. Under either application, revenue recognition begins in the period that facilities are available for use by the customer. Revenue earned on the portion of IRUs attributable to the provision of maintenance services is recognized as services are provided, or ratably over the term of the agreement.

          Deferred revenue includes advance billings to customers for services provided by the Company's operations which have been billed in advance to the customer in compliance with contract terms.

     (k)  Income Taxes

          The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes ("SFAS 109"). Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     (l)  Net Loss Per Share

          Net loss per share is calculated by dividing the net loss by the weighted average number of shares outstanding. Weighted average number of shares outstanding represents combined ICG Common Stock and Holdings-Canada Class A common shares outstanding for the years ended December 31, 1997 and 1998, and ICG Common Stock only for the year ended December 31, 1999.

          Net loss per share is determined in accordance with Financial Accounting Standards Board Statement No. 128, Earnings Per Share ("SFAS 128"). Under SFAS 128, basic

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(2)  Summary of Significant Accounting Policies (continued)

          loss per share is computed on the basis of weighted average common shares outstanding. Diluted loss per share considers potential common stock instruments in the calculation of weighted average common shares outstanding. Potential common stock instruments, which include options, warrants and convertible subordinated notes and preferred securities, are not included in the Company's net loss per share calculation, as their effect is anti-dilutive.

     (m)  Stock-Based Compensation

          The Company accounts for its stock-based employee and non-employee director compensation plans using the intrinsic value based method prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and related Interpretations ("APB 25"). The Company has provided pro forma disclosures of net loss and net loss per share as if the fair value based method of accounting for these plans, as prescribed by Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), had been applied. Pro forma disclosures include the effects of employee and non-employee director stock options granted during the periods presented.

     (n)  Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

     (o)  Reclassifications

          Certain prior period amounts have been reclassified to conform with the current period's presentation.

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(3)  Discontinued Operations and Divestures

     Loss from discontinued operations consists of the following:

                                                                   Years ended December 31,
                                                ------------------------------------------------------------
                                                        1997                  1998                 1999
                                                -----------------     -----------------     ----------------
                                                                        (in thousands)

NETCOM (a)                                        $       (33,092)              (61,090)                   -
Network Services (b)                                       (3,494)               (8,583)              (1,349)
Satellite Services (c)                                     (7,461)               (3,056)                 313
Zycom (d)                                                  (6,391)               (4,848)                   -
                                                -----------------     -----------------     ----------------
 Loss from discontinued operations                $       (50,438)              (77,577)              (1,036)
                                                =================     =================     ================

     (a)  NETCOM

          On February 17, 1999, the Company sold certain of the operating assets and liabilities of NETCOM to MindSpring Enterprises, Inc., an ISP located in Atlanta, Georgia and predecessor to EarthLink, Inc. ("MindSpring"). Total proceeds from the sale were $245.0 million, consisting of $215.0 million in cash and 376,116 shares of common stock of MindSpring, valued at approximately $79.76 per share at the time of the transaction. Assets and liabilities sold to MindSpring included those directly related to the domestic operations of NETCOM's Internet dial-up, dedicated access and Web site hosting services. In conjunction with the sale to MindSpring, the Company entered into an agreement to lease to MindSpring for a one-year period the capacity of certain network operating assets formerly owned by NETCOM and retained by the Company. MindSpring utilized the Company's network capacity under this agreement to provide Internet access to the dial-up services customers formerly owned by NETCOM. In addition, the Company received for a one-year period 50% of the gross revenue earned by MindSpring from the dedicated access customers formerly owned by NETCOM. The carrying value of the assets retained by the Company was approximately $21.7 million, including approximately $17.5 million of network equipment, on February 17, 1999. The Company also retained approximately $11.3 million of accrued liabilities and capital lease obligations.

          On March 16, 1999, the Company sold all of the capital stock of NETCOM's international operations for total proceeds of approximately $41.1 million. MetroNET Communications Corp., a Canadian entity, and Providence Equity Partners, located in Providence, Rhode Island ("Providence"), together purchased the 80% interest in NETCOM Canada Inc. owned by NETCOM for approximately $28.9 million in cash. Additionally, Providence purchased all of the capital stock of NETCOM Internet Access Services Limited, NETCOM's operations in the United Kingdom, for approximately $12.2 million in cash.

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(3)  Discontinued Operations and Divestures (continued)

          During the year ended December 31, 1999, the Company recorded a combined gain on the sales of the operations of NETCOM of approximately $195.5 million, net of income taxes of approximately $2.0 million. Offsetting the gain on the sales is approximately $16.6 million of net losses from operations of NETCOM from November 3, 1998 (the date on which the Company's board of directors adopted the formal plan to dispose of the operations of NETCOM) through the dates of the sales. Additionally, since the Company expected to generate operating costs in excess of revenue under its network capacity agreement with MindSpring and the terms of the sale agreement were dependent upon and negotiated in conjunction with the terms of the network capacity agreement, the Company deferred approximately $34.7 million of the proceeds from the sale agreement to be applied on a periodic basis to the network capacity agreement. The deferred proceeds were recognized in the Company's statement of operations as the Company incurred cash operating losses under the network capacity agreement. Accordingly, the Company did not recognize any revenue, operating costs or selling, general and administrative expenses from services provided to MindSpring for the term of the agreement. Any incremental revenue or costs generated by other customers were recognized in the Company's consolidated statement of operations as incurred. During the year ended December 31, 1999, the Company applied $29.3 million of deferred proceeds from the sale of the operating assets and liabilities of NETCOM to the network capacity agreement with MindSpring, which entirely offset the costs of the Company's operations under the agreement. The Company, through NetAhead, is currently utilizing the retained network operating assets to provide wholesale capacity and other enhanced network services on an ongoing basis to MindSpring under a new agreement as well as to other ISPs and telecommunications providers. Operating results from such services will be included in the Company's statement of operations as incurred. Since the operations sold were acquired by the Company in a transaction accounted for as a pooling of interests, the gain on the sales of the operations of NETCOM is classified as an extraordinary item in the Company's consolidated statement of operations.

     (b)  Network Services

          On July 15, 1999, the Company's board of directors adopted a formal plan to dispose of the Company's investments in its wholly-owned subsidiaries, ICG Fiber Optic Technologies, Inc. and Fiber Optic Technologies of the Northwest, Inc. (collectively, "Network Services"). Accordingly, the Company's consolidated financial statements reflect the operations of Network Services as discontinued for all periods presented. During the three months ended June 30, 1999, the Company accrued approximately $8.0 million for estimated losses on the disposal of Network Services, including approximately $0.3 million for estimated operating losses of Network Services during the phase out period. On October 22, 1999, the Company completed the sale of all of the capital stock of Network Services to ACS Communications, Inc. for total proceeds of $23.9 million in cash. For the year ended December 31, 1999, the Company recorded a loss on the disposal of Network Services of $10.9 million. The Company has included in

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(3)  Discontinued Operations and Divestures (continued)

          its loss on disposal of Network Services income from operations of $0.8 million of Network Services from July 15, 1999 through the date of sale.

     (c)  Satellite Services

          On July 15, 1999, the Company's board of directors adopted a formal plan to dispose of the Company's investments in ICG Satellite Services, Inc. and Maritime Telecommunications Network, Inc. (collectively, "Satellite Services"). Accordingly, the Company's consolidated financial statements reflect the operations of Satellite Services as discontinued for all periods presented. On November 30, 1999, the Company completed the sale of all of the capital stock of Satellite Services to ATC Teleports, Inc. for total proceeds of $98.1 million in cash. For the year ended December 31, 1999, the Company recorded a gain on the disposal of Satellite Services of $48.7 million net of income taxes of approximately $4.7 million. Offsetting the gain on the sale is $0.7 million in net losses from operations of Satellite Services from July 15, 1999 through the date of sale.

          On July 17, 1998, the Company entered into separate definitive agreements to sell the capital stock of MCN and Nova-Net Communications, Inc. ("Nova-Net"), two wholly owned subsidiaries within the Company's Satellite Services operations. The sale of MCN was completed on August 12, 1998. The Company recorded a gain on the sale of MCN of approximately $0.9 million during the year ended December 31, 1998. The sale of Nova-Net was completed on November 18, 1998. The Company recorded a loss on the sale of Nova-Net of approximately $0.2 million during the year ended December 31, 1998.

     (d)  Zycom

          The Company owns a 70% interest in Zycom Corporation ("Zycom") which, through its wholly owned subsidiary, Zycom Network Services, Inc. ("ZNSI"), operated an 800/888/900 number services bureau and a switch platform in the United States and supplied information providers and commercial accounts with audiotext and customer support services. In June 1998, Zycom was notified by its largest customer of the customer's intent to transfer its call traffic to another service bureau. In order to minimize the obligation that this loss in call traffic would generate under Zycom's volume discount agreements with AT&T Corp. ("AT&T"), its call transport provider, ZNSI entered into an agreement on July 1, 1998 with an unaffiliated entity, ICN Limited ("ICN"), whereby ZNSI assigned the traffic of its largest audiotext customer and its other 900-number customers to ICN, effective October 1, 1998. As part of this agreement, ICN assumed all minimum call traffic volume obligations to AT&T.

          The call traffic assigned to ICN represented approximately 86% of Zycom's revenue for the year ended December 31, 1998. The loss of this significant portion of Zycom's business, despite management's best efforts to secure other sources of revenue, raised

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(3)  Discontinued Operations and Divestures (continued)

          substantial doubt as to Zycom's ability to operate in a manner which would benefit Zycom's or the Company's shareholders. Accordingly, on August 25, 1998, Zycom's board of directors approved a plan to wind down and ultimately discontinue Zycom's operations. On October 22, 1998, Zycom completed the transfer of all customer traffic to other providers. On January 4, 1999, the Company completed the sale of the remainder of Zycom's long-lived operating assets to an unrelated third party for total proceeds of $0.2 million. As Zycom's assets were recorded at estimated fair market value at December 31, 1998, no gain or loss was recorded on the sale during the year ended December 31, 1999.

          The Company's consolidated financial statements reflect the operations of Zycom as discontinued for all periods presented. Zycom reported net losses from operations of approximately $1.2 million for the period from August 25, 1998 to December 31, 1998 and reported no income or losses from operations for the year ended December 31, 1999. The Company has accrued for all expected future net losses of Zycom. Included in net current liabilities and net non-current assets of discontinued operations in the Company's consolidated balance sheets are the following accounts of Zycom:

                                                                               December 31,
                                                             ----------------------------------------------
                                                                       1998                     1999
                                                             ---------------------     --------------------
                                                                              (in thousands)

Cash and cash equivalents                                      $                47                        -
Receivables, net                                                                90                        -
Prepaid expenses and deposits                                                   11                        -
Accounts payable and accrued liabilities                                    (1,092)                    (529)
                                                             ---------------------     --------------------

 Net current liabilities of Zycom                              $              (944)                    (529)
                                                             =====================     ====================

Net non-current assets of Zycom  property and equipment, net
                                                               $               220                        -
                                                             =====================     ====================

(4)  Purchase Acquisitions

     The acquisitions described below have been accounted for using the purchase method of accounting and, accordingly, the net assets and results of operations of the acquired businesses are included in the Company's consolidated financial statements from the respective dates of acquisition. Revenue, net loss and net loss per share on a pro forma basis, assuming the acquisitions were completed at the beginning of the periods presented, are not significantly different from the Company's historical results for the periods presented herein.

     On July 27, 1998, the Company acquired DataChoice Network Services, L.L.C. ("DataChoice") for total consideration of $5.9 million, consisting of 145,997 shares of ICG Common Stock and

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(4)  Purchase Acquisitions (continued)

     approximately $1.1 million in cash. The excess of the purchase price over the fair value of the net identifiable assets acquired of $5.8 million has been recorded as goodwill and is being amortized on a straight-line basis over five years. DataChoice, a Colorado limited liability company, provides point-to-point data transmission resale services through its long-term agreements with multiple regional carriers and nationwide providers.

     The Company completed a series of transactions on July 30, 1998 to acquire NikoNet, Inc., CompuFAX Acquisition Corp. and Enhanced Messaging Services, Inc. (collectively, "NikoNet"). The Company paid approximately $13.8 million in cash, which included dividends payable by NikoNet to its former owners and amounts to satisfy NikoNet's former line of credit, assumed approximately $0.7 million in liabilities and issued 356,318 shares of ICG Common Stock with a fair market value of approximately $10.7 million on the date of the acquisition, for all the capital stock of NikoNet. The excess of the purchase price over the fair value of the net identifiable assets acquired of $22.6 million has been recorded as goodwill and is being amortized on a straight-line basis over five years. Located in Atlanta, Georgia, NikoNet provides broadcast facsimile services and enhanced messaging services to financial institutions, corporate investor and public relations departments and other customers. The Company believes the acquisition of NikoNet enables the Company to offer expanded services to its Telecom Services customers.

     On August 27, 1998, the Company purchased, for $9.0 million in cash, the remaining 20% equity interest in ICG Ohio LINX, Inc. ("ICG Ohio LINX") which it did not already own. ICG Ohio LINX is a facilities-based competitive local exchange carrier which operates a fiber optic telecommunications network in Cleveland and Dayton, Ohio. The Company's additional investment in ICG Ohio LINX, including incremental costs of obtaining that investment of $0.1 million, is included in goodwill in the accompanying consolidated balance sheets.

     In January 1997, the Company announced a strategic alliance with Central and South West Corporation ("CSW") formed for the purpose of developing and marketing telecommunications services in certain cities in Texas. Based in Austin, Texas, the venture entity was a limited partnership named CSW/ICG ChoiceCom, L.P. ("ChoiceCom"). On December 31, 1998, the Company purchased 100% of the partnership interests in ChoiceCom from CSW for approximately $55.7 million in cash and the assumption of certain liabilities of approximately $9.1 million. In addition, the Company converted approximately $31.6 million of receivables from prior advances made to ChoiceCom by the Company to its investment in ChoiceCom. The excess of the purchase price over the fair value of the net identifiable assets acquired of $29.4 million has been recorded as goodwill and is being amortized on a straight-line basis over 10 years. The acquired company currently provides local exchange and long distance services in Austin, Corpus Christi, Dallas, Houston and San Antonio, Texas.

     On October 17, 1997, the Company purchased approximately 91% of the outstanding capital stock of Communications Buying Group, Inc. ("CBG"), an Ohio based local exchange and Centrex reseller. The Company paid total consideration of approximately $46.5 million, plus the

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(4)  Purchase Acquisitions (continued)

     assumption of certain liabilities. Separately, on October 17, 1997, the Company sold 687,221 shares of ICG Common Stock for approximately $16.0 million to certain shareholders of CBG. On March 24, 1998, the Company purchased the remaining approximate 9% interest in CBG for approximately $2.9 million in cash. The excess of the purchase price over the fair value of the net identifiable assets acquired in the combined transactions of $48.9 million has been recorded as goodwill and was initially being amortized on a straight-line basis over six years. Due to unanticipated turnover in CBG's customer base existing at the time of the acquisition, the Company shortened the estimated useful life of goodwill associated with the acquisition of CBG to four years during the year ended December 31, 1999.

(5)  Short-term Investments Available for Sale

     Short-term investments available for sale are comprised of the following:

                                                         December 31,
                                             -----------------------------------
                                                   1998                 1999
                                             -----------------  ----------------
                                                        (in thousands)

             Certificates of deposit           $    31,000              10,442
             Commercial paper                       16,000              11,777
             U.S. Treasury securities                5,000                   -
                                             -----------------  ----------------
                                               $    52,000              22,219
                                             =================  ================

     At December 31, 1998 and 1999, the estimated fair value of the Company's certificates of deposit, commercial paper and U.S. Treasury securities approximated cost. All certificates of deposit, commercial paper and U.S. Treasury securities included in short-term investments available for sale mature within one year.

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(6)  Property and Equipment

     Property and equipment, including assets held under capital leases, is comprised of the following:

                                                                          December 31,
                                                         --------------------------------------------
                                                                  1998                     1999
                                                         -------------------      -------------------
                                                                         (in thousands)

     Land                                                   $            709                   11,503
     Buildings and improvements                                        2,296                   38,502
     Furniture, fixtures and office equipment                         54,859                  108,024
     Internal-use software costs                                      13,655                   14,797
     Machinery and equipment                                          20,155                   32,884
     Fiber optic equipment                                           278,596                  401,676
     Switch equipment                                                180,022                  319,398
     Fiber optic network                                             231,615                  428,195
     Site improvements                                                25,004                   37,814
     Service installation costs                                       20,679                   52,649
     Construction in progress                                        236,522                  359,936
                                                         -------------------      -------------------
                                                                   1,064,112                1,805,378
     Less accumulated depreciation                                  (156,054)                (279,698)
                                                         -------------------      -------------------
                                                            $        908,058                1,525,680
                                                         ===================      ===================

     Property and equipment includes approximately $359.9 million of equipment which has not been placed in service at December 31, 1999, and accordingly, is not being depreciated. The majority of this amount is related to uninstalled transport and switch equipment, software development and new network construction.

     For the years ended December 31, 1997, 1998 and 1999, the Company capitalized interest costs on assets under construction of $3.2 million, $10.4 million and $9.0 million, respectively. Such costs are included in property and equipment as incurred. The Company recognized interest expense of $117.5 million, $170.0 million and $212.4 million for the years ended December 31, 1997, 1998 and 1999, respectively.

     Also included in property and equipment at December 31, 1998 and 1999 are remaining unamortized costs associated with the development of internal-use computer software of $11.7 million and $17.9 million, respectively. The Company capitalized $2.4 million, $10.0 million and $31.6 million of such costs during the years ended December 31, 1997, 1998 and 1999, respectively.

     Certain of the assets described above have been pledged as security for long-term debt, specifically, substantially all of the assets of ICG Services were pledged as of December 31, 1999.

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(6)  Property and Equipment (continued)

     The following is a summary of property and equipment held under capital leases or acquired pursuant to an IRU agreement as of December 31, 1999:

                                                                          December 31,
                                                         -------------------------------------------
                                                                 1998                     1999
                                                         ------------------      -------------------
                                                                        (in thousands)

     Machinery and equipment                               $          6,419                    5,270
     Fiber optic equipment                                              798                      581
     Switch equipment                                                12,957                   14,819
     Fiber optic network                                             77,523                  203,556
                                                         ------------------      -------------------
                                                                     97,697                  224,226
     Less accumulated depreciation                                   (7,816)                 (19,575)
                                                           $         89,881                  204,651
                                                         ==================      ===================

     Amortization of capital leases is included in depreciation and amortization in the Company's consolidated statements of operations for all periods presented.

(7)  Investments

     On March 30, 1999, the Company purchased, for approximately
     $10.0 million in cash, 454,545 shares of restricted Series D-1 Preferred Stock of NorthPoint Communications Holdings, Inc., a Delaware corporation and competitive local exchange carrier ("CLEC") based in San Francisco, California ("NorthPoint") which was converted into 555,555 shares of Class B common stock of NorthPoint (the "NorthPoint Class B Shares") on May 5, 1999. The NorthPoint Class B Shares are convertible on or after March 31, 2000 on a one-for-one basis into a voting class of common stock of NorthPoint. The Company is accounting for its investment in NorthPoint under the cost method of accounting until the NorthPoint Class B Shares are converted into voting and tradable common stock of NorthPoint.

     On August 11, 1999, the Company purchased 1,250,000 shares of Series C Preferred Stock (the "ThinkLink Preferred Stock") of International ThinkLink Corporation ("ThinkLink"), for $1.0 million in cash. The ThinkLink Preferred Stock will automatically convert to common stock upon the completion of the initial public offering of the common stock of ThinkLink or upon election to convert by the holders of a majority of the ThinkLink Preferred Stock. The conversion rate from the ThinkLink Preferred Stock to common stock of ThinkLink is initially one-for-one; however, such conversion rate is subject to adjustment. The Company has accounted for its investment in ThinkLink under the cost method of accounting. Dividends on the ThinkLink Preferred Stock will be included in income when paid. ThinkLink is an Internet and enhanced services provider.

     On November 15, 1999, the Company entered into an agreement to purchase a limited partnership interest in Centennial Strategic Partners VI, L.P. ("Centennial"). The primary purpose of the partnership is to invest in venture capital investments, principally by investing in

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------

(7)  Investments (continued)

     equity or equity-oriented securities of privately held companies in the electronic communications industry. The Company has capital contribution commitments to Centennial of $1.0 million to be funded in installments through January 15, 2002. Through December 31, 1999, the Company had contributed approximately $0.3 million to the partnership. The Company has accounted for its investment in Centennial under the cost method of accounting.

     Investments in debt securities available for sale, partnership interests and restricted and exchangeable common and preferred stock at December 31, 1999 includes approximately $17.7 million of available for sale investments in U.S. Treasury securities, which mature in periods in excess of one year.

(8)  Other Assets

     Other assets are comprised of the following:

                                                                            December 31,
                                                             -----------------------------------------
                                                                     1998                   1999
                                                             -----------------      ------------------
                                                                           (in thousands)

     Deposits                                                  $        14,896                   3,448
     Collocation costs                                                   5,472                  12,771
     Right of entry costs                                                2,684                   2,654
     Non-compete agreements                                                800                       -
     Other                                                                 206                     830
                                                             -----------------      ------------------
                                                                        24,058                  19,703
     Less accumulated amortization                                      (1,734)                 (2,935)
                                                             -----------------      ------------------
                                                               $        22,324                  16,768
                                                             =================      ==================

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(9)  Capital Lease Obligations

     The Company has payment obligations under various capital lease agreements for property and equipment. Required payments due each year on or before December 31 under the Company's capital lease obligations are as follows (in thousands):

                   2000                                              $ 17,454
                   2001                                                17,569
                   2002                                                12,200
                   2003                                                12,056
                   2004                                                12,040
                Thereafter                                             85,716
                                                                  --------------
                    Total minimum lease payments                      157,035
                    Less amounts representing interest                (85,597)
                                                                  --------------
                    Present value of net minimum lease payments        71,438
                Less current portion                                   (8,090)
                                                                     $ 63,348
                                                                  ==============

     In December 1999, the Company entered into a maximum 20-year agreement with a major interexchange carrier to lease approximately 18,000 miles of long-haul capacity in various regions of the United States for $140.1 million, payable in installments through June 2000. The discounted value of the Company's remaining payments on the lease of $135.3 million is included in payable pursuant to IRU agreement in the accompanying consolidated balance sheet at December 31, 1999.

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(10) Long-term Debt

     Long-term debt is summarized as follows:

                                                                                  December 31,
                                                                       ------------------------------------
                                                                              1998                1999
                                                                       ----------------    ----------------
                                                                                  (in thousands)

Senior Facility with adjustable rate of interest due on scheduled maturity dates, secured by assets of ICG Equipment and
 NetAhead (a)                                                           $             -              79,625
9 7/8% Senior discount notes of ICG Services, net of discount (b)               266,918             293,925
10% Senior discount notes of ICG Services, net of discount (c)                  327,699             361,290
11 5/8% Senior discount notes of Holdings, net of discount (d)                  122,528             137,185
12 1/2% Senior discount notes of Holdings, net of discount (e)                  414,864             468,344
13 1/2% Senior discount notes of Holdings, net of discount (f)                  465,886             532,252
Mortgage payable with interest at 8 1/2%, due monthly through 2009,
 secured by building                                                              1,084                 999
Mortgage loan payable with adjustable rate of interest (14.77%
 at December 31, 1999) due in full on January 31, 2013,
 secured by corporate headquarters (g)                                                -              33,077
Other                                                                                65                   -
                                                                       ----------------    ----------------
                                                                              1,599,044           1,906,697
Less current portion                                                                (46)               (796)
                                                                       ----------------    ----------------
                                                                        $     1,598,998           1,905,901
                                                                       ================    ================

     (a)  Senior Facility

              On August 12, 1999 and amended on December 29, 1999, ICG Equipment and NetAhead entered into a $200.0 million senior secured financing facility ("Senior Facility") consisting of a $75.0 million term loan, a $100.0 million term loan and a $25.0 million revolving line of credit. The Senior Facility is guaranteed by ICG Services and is secured by the assets of ICG Equipment and NetAhead.

              As required under the terms of the loan, the Company borrowed on August 12, 1999 the available $75.0 million on the $75.0 million term loan. The loan bears interest at an annual interest rate of LIBOR plus 3.5% or the base rate, as defined in the credit agreement, plus 2.5%, at the Company's option. At December 31, 1999, the $75.0 million term loan bears annual interest at LIBOR plus 3.5%, or 9.67%. Quarterly repayments commenced September 30, 1999 and require quarterly loan balance reductions of 0.25% through June 30, 2005 with the remaining outstanding balance to be repaid during the final three quarters of the loan term. The $75.0 million term loan matures on March 31, 2006. At December 31, 1999, the Company has $74.6 million outstanding under the $75.0 million term loan.

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(10) Long-term Debt (continued)

          On August 12, 1999, the Company borrowed $5.0 million on the $100.0 million term loan. The $100.0 million term loan is available for borrowing through August 10, 2000 at an initial annual interest rate of LIBOR plus 3.125% or the base rate, as defined in the credit agreement, plus 2.125%, at the Company's option. At December 31, 1999, the $5.0 million outstanding under the $100.0 million term loan bears annual interest at LIBOR plus 3.125%, or 9.35%. Quarterly repayments commence September 30, 2002 and require aggregate loan balance reductions of 25% through June 30, 2003, 35% through June 30, 2004 and 40% through June 30, 2005. The $100.0 million term loan matures on June 30, 2005.

          The $25.0 million revolving line of credit is available through the maturity date of June 30, 2005 at an initial annual interest rate of LIBOR plus 3.125% or the base rate, as defined in the credit agreement, plus 2.125%, at the Company's option.

          The Company is required to pay commitment fees ranging from 0.625% to 1.375% for the unused portion of available borrowings under the Senior Facility.

          The terms of the Senior Facility provide certain limitations on the use of proceeds, additional indebtedness, dividends, prepayment of the Senior Facility and other indebtedness and certain other transactions. Additionally, the Company is subject to certain financial covenants based on its results of operations. During the year ended December 31, 1999, certain defined terms in the credit agreement for the Senior Facility were amended to ensure that the Company would remain in compliance with the financial covenants of the Senior Facility.

     (b)  9 7/8% Notes

          On April 27, 1998, ICG Services completed a private placement of 9 7/8% Senior Discount Notes due 2008 (the "9 7/8% Notes") for gross proceeds of approximately $250.0 million. Net proceeds from the offering, after underwriting and other offering costs of approximately $7.9 million, were approximately $242.1 million.

          The 9 7/8% Notes are unsecured senior obligations of ICG Services that mature on May 1, 2008, at a maturity value of $405.3 million.
          Interest will accrue at 9 7/8% per annum, beginning May 1, 2003, and is payable each May 1 and November 1, commencing November 1, 2003.
          The indenture for the 9 7/8% Notes contains certain covenants which provide limitations on indebtedness, dividends, asset sales and certain other transactions.

          The 9 7/8% Notes were originally recorded at approximately $250.0 million. The discount on the 9 7/8% Notes is being accreted through May 1, 2003, the date on which the 9 7/8% Notes may first be redeemed. The accretion of the discount and the amortization of the debt issuance costs are included in interest expense in the accompanying consolidated statements of operations.

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(10) Long-term Debt (continued)

     (c)  10% Notes

          On February 12, 1998, ICG Services completed a private placement of 10% Senior Discount Notes due 2008 (the "10% Notes") for gross proceeds of approximately $300.6 million. Net proceeds from the offering, after underwriting and other offering costs of approximately $9.7 million, were approximately $290.9 million.

          The 10% Notes are unsecured senior obligations of ICG Services that mature on February 15, 2008, at a maturity value of $490.0 million. Interest will accrue at 10% per annum, beginning February 15, 2003, and is payable each February 15 and August 15, commencing August 15, 2003. The indenture for the 10% Notes contains certain covenants which provide limitations on indebtedness, dividends, asset sales and certain other transactions.

          The 10% Notes were originally recorded at approximately $300.6 million. The discount on the 10% Notes is being accreted through February 15, 2003, the date on which the 10% Notes may first be redeemed. The accretion of the discount and the amortization of the debt issuance costs are included in interest expense in the accompanying consolidated statements of operations.

     (d)  11 5/8% Notes

          On March 11, 1997, Holdings completed a private placement (the "1997 Private Offering") of 11 5/8% Senior Discount Notes due 2007 (the "11 5/8% Notes") and 14% Exchangeable Preferred Stock Mandatorily Redeemable 2008 (the "14% Preferred Stock") for gross proceeds of $99.9 million and $100.0 million, respectively. Net proceeds from the 1997 Private Offering, after costs of approximately $7.5 million, were approximately $192.4 million.

          The 11 5/8% Notes are unsecured senior obligations of Holdings (guaranteed by ICG) that mature on March 15, 2007, at a maturity value of $176.0 million. Interest will accrue at 11 5/8% per annum, beginning March 15, 2002, and is payable each March 15 and September 15, commencing September 15, 2002. The indenture for the 11 5/8% Notes contains certain covenants which provide for limitations on indebtedness, dividends, asset sales and certain other transactions and effectively prohibit the payment of cash dividends.

          The 11 5/8% Notes were originally recorded at approximately $99.9 million. The discount on the 11 5/8% Notes is being accreted through March 15, 2002, the date on which the 11 5/8% Notes may first be redeemed. The accretion of the discount and the amortization of the debt issuance costs are included in interest expense in the accompanying consolidated statements of operations.

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(10) Long-term Debt (continued)

     (e)  12 1/2% Notes

          On April 30, 1996, Holdings completed a private placement (the "1996 Private Offering") of 12 1/2% Senior Discount Notes due 2006 (the "12 1/2% Notes") and of 14 1/4% Exchangeable Preferred Stock Mandatorily Redeemable 2007 (the "14 1/4% Preferred Stock") for gross proceeds of $300.0 million and $150.0 million, respectively. Net proceeds from the 1996 Private Offering, after issuance costs of approximately $17.0 million, were approximately $433.0 million.

          The 12 1/2% Notes are unsecured senior obligations of Holdings (guaranteed by ICG and Holdings-Canada) that mature on May 1, 2006, with a maturity value of $550.3 million. Interest will accrue at 12 1/2% per annum, beginning May 1, 2001, and is payable each May 1 and November 1, commencing November 1, 2001. The indenture for the 12 1/2% Notes contains certain covenants which provide for limitations on indebtedness, dividends, asset sales and certain other transactions and effectively prohibit the payment of cash dividends.

          The 12 1/2% Notes were originally recorded at approximately $300.0 million. The discount on the 12 1/2% Notes is being accreted through May 1, 2001, the date on which the 12 1/2% Notes may first be redeemed. The accretion of the discount and the amortization of the debt issuance costs are included in interest expense in the accompanying consolidated statements of operations.

     (f)  13 1/2% Notes

          On August 8, 1995, Holdings completed a private placement (the "1995 Private Offering") through the issuance of 58,430 units (the "Units"), each Unit consisting of ten $1,000, 13 1/2% Senior Discount Notes due 2005 (the "13 1/2% Notes") and warrants to purchase 33 common shares of Holdings-Canada (the "Unit Warrants"). Net proceeds from the 1995 Private Offering, after issuance costs of approximately $14.0 million, were approximately $286.0 million.

          The 13 1/2% Notes are unsecured senior obligations of Holdings (guaranteed by ICG and Holdings-Canada) that mature on September 15, 2005, with a maturity value of $584.3 million. Interest will accrue at the rate of 13 1/2% per annum, beginning September 15, 2000, and is payable in cash each March 15 and September 15, commencing March 15, 2001. The indenture for the 13 1/2% Notes contains certain covenants which provide for limitations on indebtedness, dividends, asset sales and certain other transactions and effectively prohibit the payment of cash dividends.

          The 13 1/2% Notes were originally recorded at approximately $294.0 million, which represents the $300.0 million in proceeds less the approximate $6.0 million value assigned to the Unit Warrants, which is included in additional paid-in capital. The discount on the 13 1/2% Notes is being accreted over five years until September 15,

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(10) Long-term Debt (continued)

          2000, the date on which the 13 1/2% Notes may first be redeemed. The value assigned to the Unit Warrants, representing additional debt discount, is also being accreted over the five-year period. The accretion of the total discount and the amortization of the debt issuance costs are included in interest expense in the accompanying consolidated statements of operations. Holdings may redeem the 13 1/2% Notes on or after September 15, 2000, in whole or in part, at the redemption prices set forth in the agreement, plus unpaid interest, if any, at the date of redemption.

          The Unit Warrants entitled the holder to purchase one common share of Holdings-Canada, which was exchangeable into one share of ICG Common Stock, through August 8, 2005 at the exercise price of $12.51 per share. In connection with the Reorganization of Holdings-Canada, all Unit Warrants outstanding are exchangeable only for shares of ICG Common Stock on a one-for-one basis and are no longer exchangeable for shares of Holdings-Canada.

     (g)  Mortgage Loan Payable

          Effective January 1, 1999, the Company purchased its corporate headquarters, land and improvements (collectively, the "Corporate Headquarters") for approximately $43.4 million. The Company, through a newly formed subsidiary, financed the purchase primarily through a loan secured by a mortgage on the Corporate Headquarters, guaranteed by ICG Services, Inc. The amended loan agreement, dated May 1, 1999, requires monthly interest payments at an initial interest rate of 14.77% per annum, which rate increases annually by 0.003% with the mortgage balance due January 31, 2013. The seller of the Corporate Headquarters has retained an option to repurchase the Corporate Headquarters at the original sales price, which option is exercisable from January 1, 2004 through January 31, 2012.

     Scheduled principal maturities of long-term debt as of December 31, 1999 are as follows (in thousands):


                 Year:
                   2000                               $        796
                   2001                                        800
                   2002                                        800
                   2003                                        800
                   2004                                        800
                   Thereafter                            2,315,556
                                                  ----------------------
                                                         2,319,552
                 Less unaccreted discount                 (412,855)
                 Less current portion                         (796)
                                                  ----------------------
                                                      $  1,905,901
                                                  ======================

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(11) Redeemable Preferred Securities of Subsidiaries

     Redeemable preferred stock of subsidiary is summarized as follows:

                                                                            December 31,
                                                             ----------------------------------------
                                                                    1998                   1999
                                                             -----------------     ------------------
                                                                           (in thousands)
     14% Exchangeable preferred stock of Holdings,
       mandatorily redeemable in 2008 (a)                      $   124,867                144,144
     14 1/4% Exchangeable preferred stock of
       Holdings, mandatorily redeemable in 2007 (b)                213,443                246,751
                                                             -----------------     ------------------
                                                               $   338,310                390,895
                                                             =================     ==================

     (a)  14% Preferred Stock

          In connection with the 1997 Private Offering, Holdings sold 100,000 shares of exchangeable preferred stock that bear a cumulative dividend at the rate of 14% per annum. The dividend is payable quarterly in arrears each March 15, June 15, September 15 and December 15, and commenced June 15, 1997. Through March 15, 2002, the dividend is payable at the option of Holdings in cash or additional shares of 14% Preferred Stock. All dividends paid through December 31, 1999 have been paid through the issuance of additional shares of 14% Preferred Stock. Holdings may exchange the 14% Preferred Stock into 14% Senior Subordinated Exchange Debentures at any time after the exchange is permitted by certain indenture restrictions. The 14% Preferred Stock is subject to mandatory redemption on March 15, 2008.

     (b)  14 1/4% Preferred Stock

          In connection with the 1996 Private Offering, Holdings sold 150,000 shares of exchangeable preferred stock that bear a cumulative dividend at the rate of 14 1/4% per annum. The dividend is payable quarterly in arrears each February 1, May 1, August 1 and November 1, and commenced August 1, 1996. Through May 1, 2001, the dividend is payable, at the option of Holdings, in cash or additional shares of 14 1/4% Preferred Stock. Holdings may exchange the 14 1/4% Preferred Stock into 14 1/4% Senior Subordinated Exchange Debentures at any time after the exchange is permitted by certain indenture restrictions.
          The 14 1/4% Preferred Stock is subject to mandatory redemption on May 1, 2007.

     (c)  6 3/4% Preferred Securities

          On September 24, 1997 and October 3, 1997, ICG Funding completed a private placement of 6 3/4% Exchangeable Limited Liability Company Preferred Securities Mandatorily Redeemable 2009 (the "6 3/4% Preferred Securities") for gross proceeds of $132.25 million. Net proceeds from the private placement, after offering costs of approximately $4.7 million, were approximately $127.6 million. Included in restricted

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(11) Redeemable Preferred Securities of Subsidiaries (continued)

          cash at December 31, 1999 is $8.7 million which consists of the proceeds from the private placement which are designated for the payment of cash dividends on the 6 3/4% Preferred Securities through November 15, 2000.

          The 6 3/4% Preferred Securities consist of 2,645,000 exchangeable preferred securities of ICG Funding that bear a cumulative dividend at the rate of 6 3/4% per annum. The dividend is paid quarterly in arrears each February 15, May 15, August 15 and November 15, and commenced November 15, 1997. The dividend is payable in cash through November 15, 2000 and, thereafter, in cash or shares of ICG Common Stock, at the option of ICG Funding. The 6 3/4% Preferred Securities are exchangeable, at the option of the holder, at any time prior to November 15, 2009 into shares of ICG Common Stock at an exchange rate of 2.0812 shares of ICG Common Stock per preferred security, or $24.025 per share, subject to adjustment. ICG Funding may, at its option, redeem the 6 3/4% Preferred Securities at any time on or after November 18, 2000. Prior to that time, ICG Funding may redeem the 6 3/4% Preferred Securities if the current market value of ICG Common Stock equals or exceeds the exchange price by 150%, for at least 20 days of any 30-day trading period, through November 15, 2000. The 6 3/4% Preferred Securities are subject to mandatory redemption on November 15, 2009.

          On February 13, 1998, ICG made a capital contribution of 126,750 shares of ICG Common Stock to ICG Funding. Immediately thereafter, ICG Funding sold the contributed shares to unrelated third parties for proceeds of approximately $3.4 million. ICG Funding recorded the contribution of the ICG Common Stock as additional paid-in capital at the then fair market value and, consequently, no gain or loss was recorded by ICG Funding on the subsequent sale of those shares.

          Also, on February 13, 1998, ICG Funding used the remaining proceeds from the private placement of the 6 3/4% Preferred Securities, which were not restricted for the payment of cash dividends, along with the proceeds from the sale of the contributed ICG Common Stock to purchase approximately $112.4 million of ICG Communications, Inc. Preferred Stock ("ICG Preferred Stock") which pays dividends each February 15, May 15, August 15 and November 15 in additional shares of ICG Preferred Stock through November 15, 2000. Subsequent to November 15, 2000, dividends on the ICG Preferred Stock are payable in cash or shares of ICG Common Stock, at the option of ICG. The ICG Preferred Stock is exchangeable, at the option of ICG Funding, at any time prior to November 15, 2009 into shares of ICG Common Stock at an exchange rate based on the exchange rate of the 6 3/4% Preferred Securities and is subject to mandatory redemption on November 15, 2009. The ICG Preferred Stock has been eliminated in consolidation of the Company's consolidated financial statements.

          The accreted value of the 6 3/4% Preferred Securities is included in Company-obligated mandatorily redeemable preferred securities of subsidiary limited liability company

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------

(11) Redeemable Preferred Securities of Subsidiaries (continued)

          which solely holds Company preferred stock in the accompanying consolidated balance sheets.

     Included in accretion and preferred dividends on preferred securities of subsidiaries, net of minority interest in share of losses is approximately $39.8 million, $55.2 million and $61.9 million for the years ended December 31, 1997, 1998 and 1999, respectively, associated with the accretion of issuance costs, discount and preferred security dividend accruals for the 6 3/4% Preferred Securities, the 14% Preferred Stock and the 14 1/4% Preferred Stock and the Redeemable Preferred Stock. These costs are partially offset by the minority interest share in losses of subsidiaries of approximately $1.7 million for the year ended December 31, 1997. There was no reported minority interest share in losses of subsidiaries for the years ended December 31, 1998 or 1999.

(12) Stockholders' Deficit

     (a)  Stock Options and Employee Stock Purchase Plan

          During the fiscal years ended September 30, 1991, 1992 and 1993, the Company's board of directors approved incentive stock option plans and replenishments to those plans which provide for the granting of options to directors, officers, employees and consultants of the Company to purchase 285,000, 724,400 and 1,692,700 shares, respectively, of the Company's Common Stock, with exercise prices between 80% and 100% of the fair value of the shares at the date of grant. A total of 1,849,600 options, net of cancellations, have been granted under these plans through December 31, 1999 with exercise prices ranging from approximately $2.92 to $14.03. Compensation expense has been recorded for options granted at an exercise price below the fair market value of the Company's Common Stock at the date of grant, pursuant to the provisions of APB 25. The options granted under these plans are subject to various vesting requirements and expire in five and ten years from the date of grant.

          The NETCOM 1993 Stock Option Plan was assumed by ICG at the time of the merger, and approved by ICG's board of directors as an incentive and non-qualified stock option plan which provides for the granting of options to certain directors, officers and employees to purchase 2,720,901 shares of ICG Common Stock. A total of 2,073,277 options, net of cancellations, have been granted under this plan through December 31, 1999 at exercise prices ranging from $0.56 to $79.50, none of which were less than 100% of the fair market value of the shares underlying options on the date of grant, and accordingly, no compensation expense was recorded for these options under APB 25. The options granted under this plan are subject to various vesting requirements, generally three and five years, and expire within ten years from the date of grant.

          From the fiscal year ended September 30, 1994 through the year ended December 31, 1998, the Company's board of directors approved incentive and non-qualified stock option plans and replenishments to those plans which provide for the granting of options

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(12)  Stockholders' Deficit (continued)

          to certain directors, officers and employees to purchase 2,536,000 shares of the Company's Common Stock under the 1994 plan, an aggregate of 2,700,000 shares of the Company's Common Stock under the 1995 and 1996 plans and 3,400,000 shares of ICG Common Stock under the 1998 plan. A total of 7,808,496 options, net of cancellations, have been granted under these plans through December 31, 1999 at original exercise prices ranging from $7.94 to $35.75, none of which were less than 100% of the fair market value of the shares underlying options on the date of grant, and accordingly, no compensation expense was recorded for these options under APB 25. The options granted under these plans are subject to various vesting requirements and expire in five and ten years from the date of grant.

          Additionally, during the year ended December 31, 1999, the Company's board of directors granted 696,836 non-qualified stock options, net of cancellations through December 31, 1999, to certain officers and employees at exercise prices ranging from $14.44 to $23.19, none of which were less than 100% of the fair market value of the shares underlying options on the date of grant, and accordingly, no compensation expense was recorded for these options under APB 25. The non-qualified options granted during the year ended December 31, 1999 are subject to various vesting requirements and expire in ten years from the date of grant.

          In order to continue to provide non-cash incentives and retain key employees, all employee stock options outstanding on April 16, 1997 with exercise prices at or in excess of $15.875 were canceled by the Stock Option Committee of the Company's board of directors and regranted with an exercise price of $10.375, the closing price of ICG Common Stock on the NASDAQ National Market on April 16, 1997. Approximately 598,000 options, with original exercise prices ranging from $15.875 to $26.25, were canceled and regranted on April 16, 1997. For the same business purpose, all employee stock options outstanding on September 18, 1998 with exercise prices at or in excess of $22.00 were canceled by the Stock Option Committee of the Company's board of directors and regranted with an exercise price of $16.875, the closing price of ICG Common Stock on the NASDAQ National Market on September 18, 1998. A total of 2,413,260 options, with original exercise prices ranging from $22.00 to $35.75 were canceled and regranted on September 18, 1998. There was no effect on the Company's consolidated financial statements as a result of the cancellation and regranting of options.

          In October 1996, the Company established an Employee Stock Purchase Plan whereby employees can elect to designate 1% to 30% of their annual salary to be used to purchase shares of ICG Common Stock, up to a limit of $25,000 in ICG Common Stock each year, at a 15% discount to fair market value. Stock purchases occur four times a year on February 1, May 1, August 1 and November 1, with the price per share equaling the lower of 85% of the market price at the beginning or end of the offering period. The Company is authorized to issue a total of 1,000,000 shares of ICG Common Stock to

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(12)  Stockholders' Deficit (continued)

          participants in the plan. During the years ended December 13, 1997, 1998 and 1999, the Company sold 109,213, 111,390 and 205,568 shares of
          ICG Common Stock, respectively, to employees under this plan.

          The Company has recorded no compensation expense in connection with its stock-based employee and non-employee director compensation plans pursuant to the intrinsic value based method of APB 25 for the periods presented. Had compensation expense for the Company's plans been determined based on the fair market value of the options at the grant dates for awards under those plans consistent with the provisions of SFAS 123, the Company's pro forma net loss and loss per share would have been as presented below. Pro forma disclosures include the effects of employee and non-employee director stock options granted during the periods presented.

                                                                  Years ended December 31,
                                                        -----------------------------------------
                                                          1997            1998            1999
                                                        ---------       ---------       ---------
                                                         (in thousands, except per share amounts)
          Net loss:
              As reported                               $(360,735)       (418,045)       (234,162)
              Pro forma                                  (369,677)       (439,362)       (259,362)

          Net loss per share  basic and diluted:
              As reported                               $   (8.49)          (9.25)          (4.97)
              Pro forma                                     (8.70)          (9.72)          (5.50)

          The fair value of each option grant to employees and non-employee directors other than NETCOM employees and non-employee directors was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions: an expected option life of three years for directors, officers and other executives, and two years for other employees, for all periods; expected volatility of 50% for the year ended December 31, 1997, 70% for the years ended December 31, 1998 and 1999; and risk-free interest rates ranging 5.61% to 6.74% for the year ended December 31, 1997, 4.09% to 5.77% for the year ended December 31, 1998 and 4.59% to 6.28% for the year ended December 31, 1999. Risk-free interest rates, as were currently available on the grant date, were assigned to each granted option based on the zero-coupon rate of U.S. Treasury bills to be held for the same period as the assumed option life. Since the Company does not anticipate issuing any dividends on the ICG Common Stock, the dividend yield for all options granted was assumed to be zero. The weighted average fair market value of combined ICG and NETCOM options granted during the years ended December 31, 1997, 1998 and 1999 was approximately $10.31, $13.23 and $10.53 per option, respectively.

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(12)  Stockholders' Deficit (continued)

          As options outstanding at December 31, 1999 will continue to vest in subsequent periods and additional options are expected to be awarded under existing and new plans, the above pro forma results are not necessarily indicative of the impact on net loss and net loss per share in future periods.

          The following table summarizes the status of the Company's stock-based compensation plans:

                                        Shares underlying       Weighted average           Options
                                             options             exercise price          exercisable
                                        -----------------       ----------------        --------------
                                           (in thousands)                               (in thousands)

Outstanding at January 1, 1997                    6,084           $      15.68               3,476
       Granted                                    3,377                  14.94
       Exercised                                   (709)                  8.13
       Canceled                                  (2,604)                 25.32
                                        -----------------

Outstanding at December 31, 1997                  6,148                  11.97               3,532
       Granted                                    5,968                  23.34
       Exercised                                 (1,395)                 12.08
       Canceled                                  (3,941)                 25.62
                                        -----------------

Outstanding at December 31, 1998                  6,780                  13.95               3,299
       Granted                                    3,374                  18.50
       Exercised                                   (817)                 13.55
       Canceled                                  (1,942)                 17.70
                                        -----------------

Outstanding at December 31, 1999                  7,395                  15.06               3,142
                                        =================

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(12)  Stockholders' Deficit (continued)

          The following table summarizes information about options outstanding at December 31, 1999:

                                Options outstanding                    Options exercisable
                   -------------------------------------------     ---------------------------
                                       Weighted
                                        average       Weighted                        Weighted
   Range of                            remaining       average                         average
   exercise             Number        contractual     exercise         Number         exercise
    prices           outstanding         life           price        exercisable       price
--------------     --------------     -----------     --------     --------------     --------
                   (in thousands)      (in years)                  (in thousands)
$ 2.69 - 10.00          2,027             5.51         $ 8.30           1,937          $ 8.30
 10.38 - 16.88          2,371             7.85          15.44             966           15.36
 16.94 - 19.13          1,836             9.24          18.07             151           18.07
 19.19 - 30.00          1,161             8.95          21.41              88           21.41
                   --------------                                  --------------
                        7,395                                           3,142
                   ==============                                  ==============

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(12) Stockholders' Deficit (continued)

     (b)  Warrants

          Between the fiscal years ended September 30, 1993 and 1995, the Company issued a series of warrants at varying prices to purchase common shares of Holdings-Canada which, after August 5, 1996, were exchangeable on a one-for-one basis for Class A common shares of Holdings-Canada or ICG Common Stock. The following table summarizes warrant activity for the three years ended December 31, 1999:

                                                  Outstanding              Exercise
                                                   warrants               price range
                                                --------------          ----------------
                                                (in thousands)
          Outstanding, January 1, 1997                 2,623            $ 7.38  -  21.51
          Exercised                                     (599)             7.38  -  21.51
          Canceled                                       (50)                 14.50
                                                --------------

          Outstanding, December 31, 1997               1,974             12.51  -  21.51
          Exercised                                     (113)            12.51  -  21.51
          Canceled                                        (9)            20.01  -  21.51
                                                --------------

          Outstanding, December 31, 1998               1,852                  12.51
          Exercised                                     (119)                 12.51
                                                --------------

          Outstanding, December 31, 1999               1,733                  12.51
                                                ==============

          All warrants outstanding at December 31, 1999 have an expiration date of August 6, 2005 and, in connection with the reorganization of Holdings-Canada which occurred during the year ended December 31, 1998, are exchangeable only for shares of ICG Common Stock on a one-for-one basis.

     (c)  Preferred Stock

          The Company is authorized to issue 1,000,000 shares of preferred stock and 50,000 shares of ICG Preferred Stock. At December 31, 1999, the Company had no shares of preferred stock outstanding. All of the issued and outstanding shares of ICG Preferred Stock at December 31, 1999 are held by ICG Funding.

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(13) Related Party Transactions

     During the fiscal year ended September 30, 1996, Holdings-Canada and International Communications Consulting, Inc. ("ICC") entered into a consulting agreement whereby ICC provided various consulting services to the Company through December 1999.

     During the years ended December 31, 1997, 1998 and 1999, the Company paid approximately $1.1 million, $1.0 million and $0.5 million, respectively, related to this consulting agreement. William W. Becker, a stockholder and former director of the Company, is President and Chief Executive Officer of ICC.

(14) Commitments and Contingencies

     (a)  Network Capacity and Construction

          In January 2000, Qwest Communications Corporation ("Qwest") and the Company signed an agreement, whereby the Company will provide to Qwest, for $126.5 million over the initial 6-year term of the agreement, an indefeasible right of use ("IRU") for designated portions of the Company's local fiber optic network. The Company will recognize revenue ratably over the term of the agreement, as the network capacity is available for use and receive payments in installments through June 18, 2000. Qwest may, at its option, extend the initial term of the agreement for an additional four-year period and an additional 10-year period for incremental payment at the time of the option exercises. In the event that the Company fails to deliver any of the network capacity by March 31, 2001, Qwest is entitled to cancel any undelivered network capacity segments and receive immediate refund of any amounts already paid to the Company for such segments.

          In June 1999, the Company signed a minimum 10-year agreement to lease certain portions of its fiber optic network to Qwest for $32.0 million, which was received in full by the Company in June 1999. The Company has accounted for the agreement as a sales-type lease and is recognizing revenue and operating costs in its consolidated financial statements on a percentage of completion basis as the network build-out is completed and is available for use. For the year ended December 31, 1999, the Company included $18.1 million and $3.2 million in revenue and operating costs, respectively, in its consolidated financial statements related to the agreement, including revenue attributed to maintenance services, which is recognized ratably over the term of the agreement. The Company expects the network facilities included in the agreement to be completed during the first half of 2000. Approximately $13.9 million of the total proceeds received remain in deferred revenue in the Company's consolidated balance sheet at December 31, 1999.

          In March 1996, the Company and Southern California Edison Company ("SCE") entered into a 25-year agreement under which the Company will license 1,258 miles of fiber optic cable in Southern California, and can install up to 500 additional miles of fiber optic cable. This network, which will be maintained and operated primarily by the

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(14) Commitments and Contingencies (continued)

          Company, stretches from Los Angeles to southern Orange County. Under the terms of this agreement, SCE is entitled to receive an annual fee for ten years, certain fixed quarterly payments, a quarterly payment equal to a percentage of certain network revenue, and certain other installation and fiber connection fees. The aggregate fixed payments remaining under the agreement totaled approximately $125.4 million at December 31, 1999. The agreement has been accounted for as a capital lease in the accompanying consolidated balance sheets.

     (b)  Telecommunications Services and Line Purchase Commitments

          Effective September 1998, the Company entered into two service agreements with three-year terms with WorldCom Network Services, Inc. ("WorldCom"). Under the Telecom Services Agreement, WorldCom provides, at designated rates, switched telecommunications services and other related services to the Company, including termination services, toll-free origination, switched access, dedicated access and travel card services. Under the Carrier Digital Services Agreement, WorldCom provides the Company, at designated rates, with the installation and operation of dedicated digital telecommunications interexchange services, local access and other related services, which the Company believes expedites service availability to its customers. Both agreements require that the Company provide WorldCom with certain minimum monthly revenue, which if not met, would require payment by the Company for the difference between the minimum commitment and the actual monthly revenue. Additionally, both agreements limit the Company's ability to utilize vendors other than WorldCom for certain telecommunications services specified in the agreements. The Company's policy is to accrue and include in operating costs the effect of any shortfall in minimum revenue commitments under these agreements in the period in which the shortfall occurred. The Company has successfully achieved all minimum revenue commitments to WorldCom under these agreements through December 31, 1999.

          In March 1999, the Company entered into an agreement with NorthPoint, which designates NorthPoint as the Company's preferred digital subscriber line ("DSL") provider through June 1, 2001. Under the agreement, the Company agreed to purchase digital subscriber lines before designated intervals. The Company and NorthPoint are currently renegotiating the terms of the agreement with respect to pricing and minimum purchase levels. The Company's policy is to accrue and include in operating costs the effect of any shortfall in DSL installations under its agreement with NorthPoint in the period in which the shortfall occurred, although the Company has suspended this practice until such time that negotiations with NorthPoint are complete. Additionally, the Company sold its existing DSL equipment to NorthPoint for total proceeds of approximately $2.7 million.

          In November 1999, the Company entered into a one-year agreement with Covad Communications Company, a California-based DSL provider ("Covad"), to purchase

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(14) Commitments and Contingencies (continued)

          DSL services from Covad. Under the agreement, the Company is required to purchase a minimum number of digital subscriber lines before designated intervals over the one-year period. In return, the Company will receive certain DSL service price discounts. Additionally, the Company will receive quarterly rebates from Covad for each line installed which meets or exceeds the designated milestone schedule. In the event that the Company fails to purchase the minimum number of digital subscriber lines at the designated intervals, Covad and the Company will renegotiate the terms of the agreement, which renegotiations may include revision of the minimum purchase levels and the elimination of DSL service price discounts. To date, the Company has met all required minimum commitments under its agreement with Covad.

     (c)  Capital Purchase Commitments

          The Company has entered into various equipment purchase agreements with certain of its vendors. Under these agreements, if the Company does not meet a minimum purchase level in any given year, the vendor may discontinue certain discounts, allowances and incentives otherwise provided to the Company. In addition, the agreements may be terminated by either the Company or the vendor upon prior written notice.

          Additionally, the Company has entered into certain commitments to purchase capital assets with an aggregate purchase price of approximately $165.0 million at December 31, 1999.

     (d)  Operating Leases

          The Company leases office space and equipment under non-cancelable operating leases. Lease expense was approximately $11.8 million, $27.0 million and $21.3 million for the years ended December 31, 1997, 1998 and 1999, respectively.

          Minimum lease payments due each year on or before December 31 under the Company's operating leases are as follows (in thousands):

                        2000                    $  23,324
                        2001                       21,597
                        2002                       18,526
                        2003                       16,111
                        2004                       12,943
                        Thereafter                 57,478
                                              -------------
                                                $ 149,979
                                              =============

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(14) Commitments and Contingencies (continued)

     (e)  Transport and Termination Charges

          The Company has recorded revenue of approximately $4.9 million, $58.3 million and $124.1 million for the years ended December 31, 1997, 1998 and 1999, respectively, for reciprocal compensation relating to the transport and termination of local traffic to ISPs from customers of ILECs pursuant to various interconnection agreements. During this period, some of the ILECs have not paid all of the bills they have received from the Company and have disputed these charges based on the belief that such calls are not local traffic as defined by the various agreements and not subject to payment of transport and termination charges under state and federal laws and public policies. In addition, some ILECs, while paying a portion of reciprocal compensation due to ICG for ISP-bound traffic, have disputed other portions of the charges. However, the Company has resolved certain of these disputes with some of the ILECs.

          The resolution of these disputes have been, and will continue to be, based on rulings by state public utility commissions and/or by the Federal Communications Commission ("FCC"), or through negotiations between the parties. To date, there have been favorable final rulings from 31 state public utility commissions that ISP traffic is subject to the payment of reciprocal compensation under current interconnection agreements. Many of these state commission decisions have been appealed by the ILECs. To date, five federal court decisions, including two federal circuit court of appeals decisions have been issued upholding state commission decisions ordering the payment of reciprocal compensation for ISP traffic. On February 25, 1999, the FCC issued a decision that ISP-bound traffic is largely jurisdictionally interstate traffic. The decision relies on the long-standing federal policy that ISP traffic, although jurisdictionally interstate, is treated as though it is local traffic for pricing purposes. The decision also emphasizes that because there currently are no federal rules governing intercarrier compensation for ISP traffic, the determination as to whether such traffic is subject to reciprocal compensation under the terms of interconnection agreements is properly made by the state commissions and that carriers are bound by their interconnection agreements and state commission decisions regarding the payment of reciprocal compensation for ISP traffic. The FCC has initiated a rulemaking proceeding regarding the adoption of prospective federal rules for intercarrier compensation for ISP traffic. In its notice of rulemaking, the FCC expresses its preference that compensation rates for this traffic continue to be set by negotiations between carriers, with disputes resolved by arbitrations conducted by state commissions, pursuant to the Telecommunications Act. Since the issuance of the FCC's decision on February 25, 1999, 19 state utility commissions, have either ruled or reaffirmed that ISP traffic is subject to reciprocal compensation under current interconnection agreements, and two state commissions have declined to apply reciprocal compensation for ISP traffic under current interconnection agreements. Additionally, 11 state commissions have awarded reciprocal compensation for ISP traffic in arbitration proceedings involving new agreements. One state has declined to order reciprocal compensation in an arbitration proceeding, and two states have declined

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(14) Commitments and Contingencies (continued)

          to decide the issue in the arbitration until after the FCC and/or the state commission reaches a decision in pending proceedings on prospective compensation.

          On March 24, 2000, the United States Court of Appeals for the District of Columbia Circuit vacated and remanded the FCC's February 25, 1999 decision. The Company does not believe that the Circuit Court's decision will adversely affect the state decisions noted above with respect to reciprocal compensation. The decision does, however, create some uncertainty and there can be no assurance that future FCC or state rulings will be favorable to the Company.

          The Company has aggressively participated in a number of regulatory proceedings that address the obligation of the ILECs to pay the Company reciprocal compensation for ISP-bound traffic under the Company's interconnection agreements. These proceedings include complaint proceedings brought by the Company against individual ILECs for failure to pay reciprocal compensation under the terms of a current interconnection agreement; generic state commission proceedings concerning the obligations of ILECs to pay reciprocal compensation to CLECs, and arbitration proceedings before state commissions addressing the payment of reciprocal compensation on a prospective basis under new interconnection agreements.

          In 1999, the state utility commission in Colorado issued a final decision granting a complaint filed by the Company against US West Communications, Inc. ("US West"), and ruled that the Company is entitled to be paid reciprocal compensation for ISP-bound traffic under the terms of the Company's interconnection agreement in effect at the time of the complaint proceeding. Additionally, in June 1999, the Alabama Public Service Commission ruled that the Company is entitled to be treated the same as other CLECs for which the Alabama commission had previously ordered the payment of reciprocal compensation for ISP traffic by BellSouth Corporation ("BellSouth"). The ILECs filed for judicial review in federal district court of each of these favorable commission rulings; the appeals are pending. Also in 1999, the California PUC issued a decision affirming a previously issued decision that held that reciprocal compensation must be paid by Pacific Bell and GTE-California for the termination of ISP traffic by CLECs under existing interconnection agreements. The ILECs also have appealed the California PUC decision, and the appeal is pending.

          Subsequent to the issuance of the favorable rulings by the Colorado, Alabama and California state commissions, the Company has received payments from US West, Pacific Bell and GTE-California for amounts owed for reciprocal compensation. Pursuant to an earlier decision by the Ohio Commission, Ameritech has been paying ICG reciprocal compensation for ISP traffic under its original interconnection agreement which expired on February 15, 2000. Through December 31, 1999, the Company has received $65.8 million from Ameritech, $7.7 million from Pacific Bell and $11.7 million from GTE-California in reciprocal compensation payments. Additionally, in January

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(14) Commitments and Contingencies (continued)

          and February 2000 the Company received additional payments from Pacific Bell of $16.8 million, a portion of which represents amounts previously placed in an escrow account by Pacific Bell calculated as being owed to the Company for reciprocal compensation for ISP-bound traffic. Also in January 2000, US West released to the Company $10.1 million in reciprocal compensation payments that had been in an escrow account.

          Additionally, through December 31, 1999, Southwestern Bell Telephone Company ("SWBT") has remitted payment to the Company of $3.9 million for reciprocal compensation owed to the Company for traffic from SWBT customers in Texas to ISPs served by the Company. On December 29, 1999, SWBT initiated commercial arbitration to determine whether the terms of the Company's current interconnection agreement with SWBT require that the rates that the Company has been billing SWBT for reciprocal compensation be reduced to rates established by the Texas PUC in a 1998 consolidated arbitration with SWBT involving AT&T Corporation, MCI Communications Corporation and other parties. Due to subsequent procedural developments, this issue will be decided by the Texas PUC, rather than in commercial arbitration, after the parties have completed dispute resolution in accordance with the terms of the interconnection agreement.

          On September 16, 1999, the CPUC rendered a decision against MFS/Worldcom, a CLEC ("MFS"), in an arbitration between Pacific Bell and MFS. The California PUC ruled that MFS should not be permitted to charge reciprocal compensation rates for the tandem switching and common transport rate elements. Although the California PUC's ruling did not involve the Company, the Company made a decision effective for the three months beginning on September 30, 1999 and thereafter to suspend the revenue recognition for the tandem switching and common transport rate elements for services provided in California and in all other states where the Company operates and such rate elements are included in the Company's interconnection agreement with the ILEC. Additionally, the Company recorded a provision of $45.2 million during the three months September 30, 1999 for accounts receivable related to these elements recognized in periods through June 30, 1999, which the Company believes may be uncollectible. The Company continues to bill Pacific Bell for the tandem switching and common transport rate elements, and will pursue collection of its accounts receivable, despite any provision. On February 4, 2000, the California PUC initiated a new proceeding to examine, on a prospective basis, compensation for ISP-bound traffic, including the tandem and transport rate elements issue.

          The Company has also recorded revenue of approximately $19.1 million and $18.4 million for the years ended December 31, 1998 and 1999, respectively, related to other transport and termination charges to the ILECs, pursuant to the Company's interconnection agreements with these ILECs. Included in the Company's trade receivables at December 31, 1998 and 1999 are $72.8 million and $76.3 million,

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(14) Commitments and Contingencies (continued)

          respectively, for all receivables related to reciprocal compensation and other transport and termination charges. The receivables balance at December 31, 1998 and 1999 is net of an allowance of $5.6 million and $58.2 million, respectively, for disputed amounts and tandem switching and common transport rate elements.

          As the Company's interconnection agreements expire or are extended, rates for transport and termination charges are being and will continue to be renegotiated and/or arbitrated. Rates for transport and termination also may be impacted by ongoing state and federal regulatory proceedings addressing intercarrier compensation for Internet traffic on a prospective basis. In addition to the FCC's pending rulemaking proceeding and the District of Columbia Court of Appeals recent remand, of the states in which ICG currently operates, the Ohio, Texas and California commissions currently are conducting proceedings on prospective compensation.

          The Company has negotiated and/or arbitrated new or extended interconnection agreements with Bell South, Ameritech, GTE-California and Pacific Bell. The Company has completed arbitration proceedings with Bell South before the state commissions in Alabama, North Carolina, Georgia, Kentucky, Florida and Tennessee and with Ameritech before the Ohio commission. Final decisions issued by the Alabama, North Carolina, Kentucky and Georgia commissions awarded the Company reciprocal compensation for ISP traffic in new agreements to be executed by the parties, including the tandem and transport rate element. The arbitration decisions of the Florida and Ohio commissions declined to rule on the merits of whether the Company should be paid reciprocal compensation for ISP traffic. The Florida decision ruled that the compensation provisions of the parties' current interconnection agreement would continue to apply, subject to true up, until the completion of the FCC's rulemaking on future compensation. The Ohio commission deferred ruling on the merits until completion of the Ohio commission's generic proceeding on prospective compensation, and ordered that in the interim period until completion of the generic proceeding, bill and keep procedures should be followed, subject to true up once the commission proceeding is concluded. Arbitration proceedings with US West before the Colorado commission and with SWBT before the Texas commission are pending. The Company has negotiated an extension of its current agreement with GTE-California until August 2000 that provides that reciprocal compensation will be paid for ISP traffic, at rates that are lower than the rates that previously applied under the agreement, and the Company has adopted the MFS WorldCom/Pacific Bell interconnection agreement, effective as of March 12, 2000, which agreement also provides for reciprocal compensation for ISP traffic, with the tandem and transport rate elements issue subject to further litigation.

          Subsequent to completion of the arbitration proceedings with BellSouth, the Company signed a three-year agreement with BellSouth that, among other issues, addresses the payment of reciprocal compensation for Internet traffic. BellSouth agreed to pay past monies due to the Company for reciprocal compensation for the period beginning when

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(14) Commitments and Contingencies (continued)

          ISP traffic was first received by the Company from BellSouth and ending December 31, 1999, and the parties also agreed to the payment of reciprocal compensation for Internet and voice traffic for the period from January 1, 2000 through December 31, 2002 at per-minute rates that gradually reduce over the three year period. The agreement is applicable to all nine states in the BellSouth operating territory.

          While the Company intends to pursue the collection of all receivables related to transport and termination charges as of December 31, 1999 and believes that future revenue from transport and termination charges recognized under the Company's interconnection agreements will be realized, there can be no assurance that future regulatory and judicial rulings will be favorable to the Company, or that different pricing plans for transport and termination charges between carriers will not be adopted when the Company's interconnection agreements continue to be renegotiated or arbitrated, or as a result of FCC or state commission proceedings on future compensation methods. In fact, the Company believes that different pricing plans will continue to be considered and adopted, and although the Company expects that revenue from transport and termination charges likely will decrease as a percentage of total revenue from local services in subsequent periods, the Company's local termination services still will be required by the ILECs and must be provided under the Telecommunications Act, and likely will result in increasing volume in minutes due to the growth of the Internet and related services markets. The Company expects to negotiate and/or arbitrate reasonable compensation and collection terms for local termination services, although there is no assurance that such compensation will remain consistent with current levels.

     (f)  Litigation

          On April 4, 1997, certain shareholders of Zycom filed a shareholder derivative suit and class action complaint for unspecified damages, purportedly on behalf of all of the minority shareholders of Zycom, in the District Court of Harris County, Texas (Case No. 97-17777) against the Company, Zycom and certain of their subsidiaries. This complaint alleges that the Company and certain of its subsidiaries breached certain duties owed to the plaintiffs. The plaintiffs were denied class certification by the trial court and the Court of Appeals affirmed the trial court's decision. Trial has been tentatively scheduled for May 2000. The Company is vigorously defending the claims. While it is not possible to predict the outcome of this litigation, management believes these proceedings will not have a material adverse effect on the Company's financial condition, results of operations or cash flows.

          The Company is a party to certain other litigation which has arisen in the ordinary course of business. In the opinion of management, the ultimate resolution of these matters will not have a material adverse effect on the Company's financial condition, results of operations or cash flows.

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(15) Business Units

     The Company conducts transactions with external customers through the operations of its Telecom Services business unit. Shared administrative services are provided to Telecom Services by Corporate Services. Corporate Services consists of the operating activities of ICG Communications, Inc., ICG Funding, LLC, ICG Canadian Acquisition, Inc., ICG Holdings (Canada) Co., ICG Holdings, Inc., ICG Services, Inc., ICG Corporate Headquarters, L.L.C., ICG 161, L.P. and ICG Mountain View, Inc., which primarily hold securities and real estate properties and provide certain legal, accounting and finance, personnel and other administrative support services to Telecom Services.

     Direct and certain indirect costs incurred by Corporate Services on behalf of Telecom Services are allocated to Telecom Services based on the nature of the underlying costs. Transactions between Telecom Services and Corporate Services for services performed in the normal course of business are recorded at amounts which are intended to approximate fair value.

     Set forth below are revenue, EBITDA (before non-recurring and non-cash charges), which represents the measure of operating performance used by management to evaluate operating results, depreciation and amortization, interest expense, capital expenditures of continuing operations and total assets for Telecom Services and Corporate Services. As described in note 3, the operating results of the Company reflect the operations of NETCOM, Network Services, Satellite Services and Zycom as discontinued for all periods presented.

                                                             Years ended December 31,
                                                -------------------------------------------------
                                                     1997              1998              1999
                                                -------------     -------------     -------------
                                                                  (in thousands)
Revenue:
   Telecom Services                               $ 149,358           303,317           479,226
   Corporate Services                                     -                 -                 -
                                                -------------     -------------     -------------
      Total revenue                               $ 149,358           303,317           479,226
                                                =============     =============     =============

EBITDA (before non-recurring and non-cash
  charges) (a):
   Telecom Services                               $ (92,053)          (21,681)           28,941
   Corporate Services                               (27,811)          (20,415)          (28,398)
                                                -------------     -------------     -------------
      Total EBITDA (before non-recurring and
        non-cash charges)                         $(119,864)          (42,096)              543
                                                =============     =============     =============


Depreciation and amortization (b):
   Telecom Services                               $  46,092            87,641           170,607
   Corporate Services                                 3,744             4,286             3,632
                                                -------------     -------------     -------------
      Total depreciation and amortization         $  49,836            91,927           174,239
                                                =============     =============     =============
                                                                                     (Continued)

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(15) Business Units (continued)

                                                             Years ended December 31,
                                                -------------------------------------------------
                                                     1997              1998              1999
                                                -------------     -------------     -------------
                                                                  (in thousands)
Revenue
Provision for impairment of long-lived assets:
   Telecom Services                               $   5,169                 -            31,815
   Corporate Services                                     -                 -                 -
                                                -------------     -------------     -------------
      Total provision for impairment of
        long-lived assets                         $   5,169                 -            31,815
                                                =============     =============     =============

Interest expense (b):
   Telecom Services                               $  11,996             2,692             7,848
   Corporate Services                               105,525           167,323           204,572
                                                -------------     -------------     -------------
      Total interest expense                      $ 117,521           170,015           212,420
                                                =============     =============     =============

Income tax expense:
   Telecom Services                               $       -                90                25
   Corporate Services                                     -                 -                 -
                                                -------------     -------------     -------------
      Total income tax expense                    $       -                90                25
                                                =============     =============     =============

Extraordinary gain on sales of operations of
  NETCOM:
   Telecom Services                               $       -                 -           195,511
   Corporate Services                                     -                 -                 -
                                                -------------     -------------     -------------
      Total interest expense                      $       -                 -           195,511
                                                =============     =============     =============

Capital expenditures of continuing operations
  (c):
   Telecom Services                               $ 250,934           355,076           735,220
   Corporate Services                                10,384               960                13
                                                -------------     -------------     -------------
      Total capital expenditures of continuing
        operations                                $ 261,318           356,036           735,233
                                                =============     =============     =============

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(15) Business Units (continued)

                                                                    December 31,
                                                           -----------------------------
                                                               1998             1999
                                                           ------------     ------------
                                                                  (in thousands)
        Total assets:
            Telecom Services (d)                            $1,135,937        1,845,171
            Corporate Services (d)                             371,157          261,085
            Eliminations                                       (20,287)         (85,635)
            Net assets of discontinued operations              102,840                -
                                                           ------------     ------------
            Total assets                                    $1,589,647        2,020,621
                                                           ============     ============

     (a) EBITDA (before non-recurring and non-cash charges) consists of loss from continuing operations before interest, income taxes, depreciation and amortization, provision for impairment of long-lived assets, restructuring costs and other, net operating costs and expenses, including deferred compensation and net loss (gain) on disposal of long-lived assets, other expense, net and accretion and preferred dividends on preferred securities of subsidiaries, or simply, revenue less operating costs and selling, general and administrative expenses. EBITDA (before non-recurring and non-cash charges) is presented as the Company's measure of operating performance because it is a measure commonly used in the telecommunications industry. EBITDA (before non-recurring and non-cash charges) is presented to enhance an understanding of the Company's operating results and is not intended to represent cash flows from operating activities or results of operations in accordance with generally accepted accounting principles for the periods indicated. EBITDA (before non-recurring and non-cash charges) is not a measurement under generally accepted accounting principles and is not necessarily comparable with similarly titled measures of other companies.

     (b) Although not included in EBITDA (before non-recurring and non-cash charges), which represents the measure of operating performance used by management to evaluate operating results, the Company has supplementally provided depreciation and amortization and interest expense for Telecom Services and Corporate Services. Interest expense excludes amounts charged for interest on outstanding cash advances and expense allocations between Telecom Services and Corporate Services.

     (c) Capital expenditures include assets acquired under capital leases and exclude payments for construction of the Company's corporate headquarters and corporate headquarters assets acquired through the issuance of long-term debt.

     (d) Total assets of Telecom Services and Corporate Services excludes investments in consolidated subsidiaries which eliminate in consolidation.

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(16) Provision for Impairment of Long-lived Assets

     During the year ended December 31, 1999, the Company recorded a provision for impairment of long-lived assets of $31.8 million, which relates to the impairment of software and other capitalized costs associated with Telecom Services' billing and provisioning system projects under development. The provision for impairment of long-lived assets was based on management's decision to abandon the billing and provisioning systems under development and to select new vendors for each of these systems, which vendors are expected to provide the Company with billing and provisioning solutions with improved functionality and earlier delivery dates at significantly lower costs. The Company's billing and provisioning systems under development were either not operational or were serving minimal customers at the time management determined the carrying value of the underlying assets was not recoverable.

     For the year ended December 31, 1997, provision for impairment of long-lived assets includes the impairment of the Company's Corporate Services investments in StarCom International Optics Corporation, Inc. ("StarCom") of approximately $5.2 million. The Company recorded its impairment in the investment in StarCom upon notification by a senior secured creditor of StarCom that it intended to foreclose on its collateral in StarCom, which subsequently caused the bankruptcy of StarCom.

(17) Restructuring Costs

     During the year ended December 31, 1998, the Company recorded approximately $1.5 million of restructuring costs associated with a combined restructuring plan for Telecom Services and Corporate Services, which was designed to support the Company's increased strategic focus on its ISP customer base, as well as to improve the efficiency of operations and general and administrative support functions. Restructuring costs under this plan include severance and other employee benefit costs. The Company has $0.1 million remaining in accrued liabilities at December 31, 1999 related to this restructuring plan.

     Following the Company's acquisition of NikoNet in July 1998, the Company closed a regional facility of a newly acquired subsidiary of NikoNet. Restructuring costs, consisting primarily of severance costs, of approximately $0.3 million were recorded as a result of the facility closure during the year ended December 31, 1998. The Company has $0.1 million remaining in accrued liabilities at December 31, 1999 related to the facility closure.

(18) Income Taxes

     Current income tax expense for the years ended December 31, 1998 and 1999 represents state and federal income tax relating to operations of a subsidiary company during periods when this entity's taxable income could not be offset by the Company's current period losses or net operating loss carryforwards.

     Income tax benefit differs from the amounts computed by applying the U.S. federal income tax rate to loss before income taxes primarily because the Company has not recognized the income

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(18) Income Taxes (continued)

     tax benefit of certain of its net operating loss carryforwards and other deferred tax assets due to the uncertainty of realization.

     The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1998 and 1999 are as follows:

                                                                                December 31,
                                                                        ---------------------------
                                                                            1998            1999
                                                                        -----------     -----------
                                                                               (in thousands)
Deferred income tax liabilities:
   Deferred gain on intercompany transactions                                    -           6,598
      Property and equipment, due to excess purchase price of
      tangible assets and differences in depreciation for book
      and tax purposes                                                      10,173          15,427
                                                                        -----------     -----------
      Net deferred income tax liabilities                                $  10,173          22,025
                                                                        -----------     -----------

Deferred income tax assets:
   Net operating loss carryforwards                                       (247,126)       (265,076)
   Accrued interest on high yield debt obligations deductible when
      paid                                                                (108,895)       (154,601)
   Accrued expenses not currently deductible for tax purposes               (3,286)        (18,150)
   Allowance for doubtful accounts, not currently deductible for
      tax purposes                                                          (5,989)        (32,141)
   Less valuation allowance                                                355,123         447,943
                                                                        -----------     -----------
      Net deferred income tax assets                                       (10,173)        (22,025)
                                                                        -----------     -----------
      Net deferred income tax liability                                  $       -               -
                                                                        ===========     ===========

     As of December 31, 1999, the Company has federal net operating loss carryforwards ("NOLs") of approximately $662.7 million, which expire in varying amounts through December 31, 2019. However, due to the provisions of Section 382 and certain other provisions of the Internal Revenue Code and Treasury Regulations (the "Code"), the utilization of these NOLs may be limited. The Company is also subject to certain state income tax laws, which may also limit the utilization of NOLs.

     A valuation allowance has been provided for the Company's deferred tax asset as management is not presently able to determine when the Company will generate future taxable income.

(19) Employee Benefit Plans

     The Company has established salary reduction savings plans under Section 401(k) of the Code which the Company administers for participating employees. All full-time employees are covered under the plans after meeting minimum service and age requirements. Under the plan available to NETCOM employees from January 1, 1997 through July 1, 1998, the Company

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(19) Employee Benefit Plans (continued)

     made a matching contribution of 100% of each NETCOM employee's contribution up to a maximum of 3% of the employee's eligible earnings. Prior to 1997, NETCOM's matching contribution was limited to 50% of each NETCOM employee's contribution up to a maximum of 6% of the employee's eligible earnings. Under the plan available to all ICG employees, including NETCOM employees subsequent to July 1, 1998, the Company makes a matching contribution of ICG Common Stock up to a maximum of 6% of the employee's eligible earnings. Aggregate matching contributions under the Company's employee benefit plans were approximately $3.6 million, $4.0 million and $5.5 million during the years ended December 31, 1997, 1998 and 1999, respectively. The portion of this expense which relates directly to employees of NETCOM is included in loss from discontinued operations for all periods presented.

(20) Summarized Financial Information of ICG Holdings, Inc.

     As discussed in note 10, the 11 5/8% Notes issued by Holdings during 1997 are guaranteed by ICG. The 12 1/2% Notes and the 13 1/2% Notes issued by Holdings during 1996 and 1995, respectively, are guaranteed by ICG and Holdings-Canada.

     The separate complete financial statements of Holdings have not been included herein because such disclosure is not considered to be material to the holders of the 11 5/8% Notes, the 12 1/2% Notes and the 13 1/2% Notes. However, summarized consolidated financial information for Holdings and its subsidiaries is as follows:

               Summarized Consolidated Balance Sheet Information

                                                              December 31,
                                                        -----------------------
                                                           1998         1999
                                                        ----------   ----------
                                                             (in thousands)

     Current assets                                     $  241,667      263,870
     Net current assets of discontinued operations          22,392            -
     Property and equipment, net                           610,671      675,613
     Other non-current assets, net                         147,283      128,489
     Net non-current assets of discontinued operations      48,751            -
     Current liabilities                                    69,204      148,042
     Long-term debt, less current portion                1,004,316    1,138,734
     Capital lease obligations, less current portion        62,946       57,564
     Other long-term liabilities                                 -        1,233
     Due to parent                                         191,889      256,348
     Due to ICG Services                                   137,762      128,893
     Redeemable preferred stock                            338,311      390,895
     Stockholder's deficit                                (733,664)  (1,053,737)

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(20) Summarized Financial Information of ICG Holdings, Inc. (continued)

          Summarized Consolidated Statement of Operations Information

                                               Years ended December 31,
                                        -------------------------------------
                                          1997          1998          1999
                                        ---------     ---------     ---------
                                                    (in thousands)

Total revenue                           $ 149,358       305,612       478,850
Total operating costs and expenses        323,149       444,310       635,390
Operating loss                           (173,791)     (138,698)     (156,540)
Loss from continuing operations          (313,303)     (260,618)     (376,725)
Net loss                                 (328,193)     (325,211)     (320,073)

(21) Condensed Financial Information of ICG Holdings (Canada) Co.

     Condensed financial information for Holdings-Canada only is as follows:

                      Condensed Balance Sheet Information

                                                       December 31,
                                                ---------------------------
                                                   1998            1999
                                                ---------       -----------
                                                        (in thousands)

     Current assets                             $     162                82
     Advances to subsidiaries                     191,889           266,056
     Non-current assets, net                        2,414                 -
     Current liabilities                               73                73
     Long-term debt, less current portion              65                 -
     Due to parent                                182,101           256,317
     Share of losses of subsidiary                733,664         1,053,737
     Shareholders' deficit                       (721,438)       (1,043,989)


                 Condensed Statement of Operations Information

                                               Years ended December 31,
                                        -------------------------------------
                                          1997          1998          1999
                                        ---------     ---------     ---------
                                                    (in thousands)

Total revenue                           $       -             -             -
Total operating costs and expenses            195           192         2,478
Operating loss                               (195)         (192)       (2,478)
Losses of subsidiaries                   (328,193)     (325,211)     (320,073)
Net loss attributable to common
    shareholders                         (328,388)     (325,403)     (322,551)

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(22) Condensed Financial Information of ICG Communications, Inc. (Parent company) (continued)

     The primary assets of ICG are its investments in ICG Services, ICG Funding and Holdings-Canada, including advances to those subsidiaries. Certain corporate expenses of the parent company are included in ICG's statement of operations and were approximately $1.2 million, $2.2 million and $1.4 million for the years ended December 31, 1997, 1998 and 1999, respectively. ICG has no operations other than those of ICG Services, ICG Funding, ICG Acquisition, Inc. and their subsidiaries.

(23) Fair Value of Financial Instruments

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:Cash and cash equivalents and short-term investments available for sale:

     The carrying amount approximates fair value because of the short maturities of such instruments.

     Long-term investments:

     The fair values of long-term investments for which it is practicable are estimated based on the quoted market prices for those or similar investments. The long-term investments for which it is not practicable to estimate the fair value relate to cost investments in unrelated entities for which there is no market.

     Long-term debt:

     The fair value of the Company's long-term debt is estimated based on the quoted market prices for the same or similar issues for the Senior Discount Notes which are publicly traded. The fair value of both the Senior Facility and the mortgage loan are estimated to be the carrying amount of the debt as the debt instruments are not publicly traded and have stated fixed or LIBOR plus a fixed percent interest rates.

     Redeemable preferred stock:

     The fair value of the preferred stock, which was issued in a private placement, is included in the following table at carrying value as such stock is not traded in the open market and a market price is not readily available.

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(23) Fair Value of Financial Instruments (continued)

     The estimated fair values of the Company's financial instruments are as follows:

                                                             December 31,
                                  -----------------------------------------------------------------
                                              1998                                1999
                                  -----------------------------       -----------------------------
                                                           (in thousands)
                                    Carrying                           Carrying
                                     Amount         Fair Value          Amount          Fair Value
                                  -----------       -----------       -----------       -----------
Cash and cash equivalents and
   short-term investments
   available for sale             $   262,307       $   262,307       $   125,507       $   125,507
Restricted Cash                        16,912            16,912            12,537            12,537
Long-term investments:
   Practicable                              -                 -            27,696            31,019
   Not practicable                          -                 -             1,243                 -
Long-term debt:
   Senior facility                          -                 -           (79,625)          (79,625)
   Senior discount notes           (1,597,895)       (1,471,633)       (1,792,996)       (1,504,089)
   Mortgage loan payable                    -                 -           (33,077)          (33,077)

Redeemable preferred  stock          (466,352)         (466,352)         (519,323)         (519,323)

(24) Events Subsequent to Date of Independent Auditors' Report (Unaudited)

     On February 22, 2000, the Company purchased 61,845 shares of restricted Series D Preferred Stock ("Cyras Preferred Stock") of Cyras Systems, Inc., for approximately $1.0 million. Cyras is a manufacturer of telecommunications equipment ("Cyras"). Dividends on the Cyras Preferred Stock are 8% per annum, non-cumulative and payable in cash or any Cyras assets legally available and as declared by the board of directors of Cyras. The Cyras Preferred Stock is automatically convertible into shares of common stock of Cyras, upon the initial public offering of the common stock of Cyras or upon the election to convert by more than 66% of all of the preferred stockholders of Cyras.

     During the first quarter of 2000, the Company signed letters of intent with its two biggest vendors, Lucent Technologies, Inc. and Cisco Systems, Inc. for financing of future capital expenditures. The Company believes that these proposed financing agreements will better enable the Company to fund its scheduled network expansion through the purchase of Lucent and Cisco equipment. It is anticipated that the Lucent credit agreement will provide the Company with up to $250.0 million of long-term debt financing which can be drawn down during the year following the closing to purchase network equipment. Under the terms of the Lucent letter of intent, the Company will commit to purchase a minimum of $175.0 million of equipment with principal amounts outstanding required to be repaid in quarterly installments over a five-year period beginning 2001. The proposed Cisco credit facility will provide the Company with up to $180.0 million of capital lease financing with a three-year repayment term.

ICG COMMUNICATIONS, INC.
AND SUBSIDIARIES

Notes to Consolidated Financial Statements, Continued

--------------------------------------------------------------------------------
(24) Events Subsequent to Date of Independent Auditors' Report (Unaudited) (continued)

     During the first quarter of 2000, $50.0 million of the capital lease financing with Cisco was finalized, however, no amounts have been drawn down under this facility.

     In February 2000, the Company announced that it had arranged to sell approximately $750.0 million (before estimated expenses and fees of $45.0 million) of convertible preferred stock in the Company to three investors: affiliates of Liberty Media Corporation ("Liberty Media"), Hicks, Muse, Tate & Furst, Inc. ("Hicks, Muse") and Gleacher Capital Partners ("Gleacher"). Under the terms of the transaction, Liberty will invest $500.0 million, Hicks Muse will invest $230.0 million and Gleacher will invest $20.0 million in exchange for a total of 750,000 shares of Series A convertible preferred stock at $1,000 per share. The preferred stock will be convertible into the Company's common stock at a conversion rate of $28.00 per common share. The Company will also issue 10 million common stock warrants which will be exercisable at $34.00 per share. The proceeds from this new equity investment will be used principally by the Company to fund network expansion. It is expected that this equity financing will close during the second quarter of 2000.

     Separately, pursuant to an agreement dated February 28, 2000, a subsidiary of the Company will purchase 1,000,000 shares of common stock of Teligent, Inc., a fixed wireless broadband communications provider ("Teligent"), from a subsidiary of Teligent in exchange for 2,996,076 shares of ICG Common Stock. The Company and Teligent believe that they have complementary systems and infrastructure that can be leveraged to expand each company's network and service capabilities.

                   MARKET FOR REGISTRANT'S COMMON EQUITY AND
                   -----------------------------------------

                          RELATED STOCKHOLDER MATTERS
                          ---------------------------

     ICG Common Stock, $.01 par value per share, has been quoted on the NASDAQ National Market ("NASDAQ") since March 25, 1997 under the symbol "ICGX" and was previously listed on the American Stock Exchange ("AMEX"), from August 5, 1996 to March 24, 1997 under the symbol "ICG." Prior to August 5, 1996, Holdings-Canada's common shares had been listed on the AMEX under the symbol "ITR" from January 14, 1993 through February 28, 1996, and under the symbol "ICG" thereafter through August 2, 1996. Holdings-Canada Class A Common Shares (the "Class A Shares") ceased trading on the AMEX at the close of trading on August 2, 1996. The Class A Shares, which were listed on the Vancouver Stock Exchange ("VSE") under the symbol "IHC.A," ceased trading on the VSE at the close of trading on March 12, 1997. During 1998, all of the remaining Class A Shares outstanding held by third parties were exchanged into shares of ICG Common Stock.

     The following table sets forth the high and low sales prices of ICG Common Stock as reported on NASDAQ for the quarterly periods indicated:

                                        NASDAQ National Market
                                        ----------------------
                                         High            Low
                                        ------          ------

        1998:
          First Quarter                 $44.25          $24.38
          Second Quarter                 38.88           28.50
          Third Quarter                  36.63           15.50
          Fourth Quarter                 26.56           11.13

        1999:
          First Quarter                 $24.13          $15.25
          Second Quarter                 28.56           16.81
          Third Quarter                  28.13           15.00
          Fourth Quarter                 21.94           13.94

        2000:
          First Quarter                 $39.00          $17.00
          Second Quarter
          (through April 24, 2000)       36.44           24.00

     On April 24, 2000, the last reported sale price of the Common Stock on the NASDAQ National Market was $24.56 per share. On April 24, 2000, there were 232 holders of record.

     The Company has never declared or paid dividends on ICG Common Stock and does not intend to pay cash dividends on ICG Common Stock in the foreseeable future. The Company intends to retain future earnings, if any, to finance the development and expansion of its business. In addition, the payment of any dividends on ICG Common Stock is effectively prohibited by the restrictions contained in the Company's indentures relating to its senior indebtedness and in the Second Amended and Restated Articles of Incorporation of Holdings, which prohibit Holdings from making any material payment to the Company. Certain of the Company's debt facilities also contain covenants that restrict the Company's ability to pay cash dividends.

     In April 1998, ICG Services sold $405.3 million principal amount at maturity ($250.0 million original issue price) of 9 7/8% Senior Discount Notes due 2008 (the "9 7/8% Notes"). Morgan Stanley & Co. Incorporated acted as placement agent for the offering and received placement fees of approximately $7.5 million. In February 1998, ICG Services sold $490.0 million principal amount at maturity ($300.6 million original issue price) of 10% Senior Discount Notes due 2008 (the "10% Notes"). Morgan Stanley & Co. Incorporated acted as placement agent for the offering and received placement fees of approximately $9.0 million.

     In September and October 1997, ICG Funding, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company ("ICG Funding"), completed a private placement of $132.25 million of 6 3/4% Exchangeable Limited Liability Company Preferred Securities Mandatorily Redeemable 2009 (the "6 3/4% Preferred Securities"). The 6 3/4% Preferred Securities are mandatorily redeemable November 15, 2009 at the liquidation preference of $50.00 per security, plus accrued and unpaid dividends. Dividends on the 6 3/4% Preferred Securities are cumulative at the rate of 6 3/4% per annum and are payable in cash through November 15, 2000 and, thereafter, in cash or shares of ICG Common Stock at the option of ICG Funding. The 6 3/4% Preferred Securities are exchangeable, at the option of the holder, into ICG Common Stock at an exchange price of $24.025 per share, subject to adjustment. ICG Funding may, at its option, redeem the 6 3/4% Preferred Securities at any time on or after November 18, 2000. Prior to that time, ICG Funding may redeem the 6 3/4% Preferred Securities if the current market value of ICG Common Stock equals or exceeds the exchange price by 150%, for at least 20 days of any consecutive 30-day trading period, through November 15, 2000. Morgan Stanley & Co. Incorporated and Deutsche Morgan Grenfell Inc. acted as placement agents for the offering and received aggregate placement fees of approximately $4.0 million.

     In March 1997, Holdings sold $176.0 million principal amount at maturity ($99.9 million original issue price) of 11 5/8% Senior Discount Notes due 2007 (the "11 5/8% Notes") and 100,000 shares of 14% Preferred Stock Mandatorily Redeemable 2008 (the "14% Preferred Stock"), having a liquidation preference of $1,000 per share. These securities are guaranteed by the Company on a full and unconditional basis. Morgan Stanley & Co. Incorporated acted as placement agent for the offering and received placement fees of approximately $7.5 million.

     Each of the foregoing offerings was exempt from registration pursuant to Rule 144A under the Securities Act. Sales were made only to "qualified institutional buyers," as defined in Rule 144A under the Securities Act, and other institutional accredited investors. The securities sold in each of the foregoing offerings were subsequently registered under the Securities Act.

     In October 1997, the Company issued 687,221 shares of ICG Common Stock (the "CBG Shares") to certain shareholders of Communications Buying Group, Inc. ("CBG"), an Ohio based local exchange and Centrex reseller, in connection with the acquisition of CBG for a purchase price of approximately $16.0 million. The sale of the CBG Shares was exempt from registration under Section 4(2) of the Securities Act because the offers and sales were made to a limited number of investors in a private transaction. Resale of the CBG Shares was subsequently registered on a Form S-3 registration statement which was declared effective on October 31, 1997.

     In July 1998, the Company issued 145,997 shares of ICG Common Stock in connection with the acquisition of DataChoice Network Services, L.L.C. ("DataChoice"), valued at approximately $32.88 per share on the date of the sale (the "DataChoice Shares"). The sale of the DataChoice Shares was exempt from registration under Section 4(2) of the Securities Act because the offers and sales were made to a limited number of investors in a private transaction. Resale of the DataChoice Shares was subsequently registered on a Form S-3 registration statement which was declared effective on April 2, 1999.

     Also in July 1998, the Company issued 356,318 shares of ICG Common Stock in connection with the acquisition of NikoNet Inc., CompuFAX Acquisition Corp. and Enhanced Messaging Services, Inc. (collectively, "NikoNet"), valued at approximately $30.03 per share on the date of the sale (the "NikoNet Shares"). The sale of the NikoNet Shares was exempt from registration under Section 4(2) of the Securities Act because the offer and sales were made to a limited number of investors in a private transaction.

                           ICG COMMUNICATIONS, INC.
                 YEAR 2000 EXECUTIVE LONG-TERM INCENTIVE PLAN

                           ICG COMMUNICATIONS, INC.
                 YEAR 2000 EXECUTIVE LONG-TERM INCENTIVE PLAN


                                   SECTION 1
                                 GENERAL TERMS

       1.1 Purpose. The ICG Communications, Inc. Year 2000 Executive Long-Term Incentive Plan has been established by ICG Communications, Inc. to
(i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

       1.2 Participation. Subject to the terms and conditions of the Plan, the Committee will determine and designate, from time to time, from among the Eligible Persons, those persons who will be granted one or more Awards under the Plan, and thereby become Participants in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant.

       1.3 Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards granted under the Plan, will be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan will be defined as set forth in Section 8.

                                   SECTION 2
                               OPTIONS AND SARS

        2.1     Grants of Options and SARs.

                (a) Options granted under this Section 2 may be either Incentive Stock Options ("ISOs") or Non-Qualified Stock Options ("NSOs"), as determined in the discretion of the Committee.

                (b) A SAR may be granted to an Eligible Person who has been granted an Option (hereinafter called a "related Option") with respect to all or a portion of the shares of Stock subject to the related Option (a "Tandem SAR") or may be granted separately to an Eligible Person (a "Free Standing SAR").

                       (i) A Tandem SAR may be granted either concurrently with the grant of the related Option or (if the related Option is a NSO) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs will be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Award Agreement may provide), and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto will be canceled automatically to the extent of the number of shares of Stock with respect to which the related Option was so exercised or terminated.

                       (ii) Free Standing SARs will be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Award Agreement.

        2.2 Exercise Price. The Exercise Price of each Option and SAR granted under this Section 2 will be established by the Committee or will be determined by a method established by the Committee at the time the Option or SAR is granted.

        2.3 Vesting. An Option or a SAR will become vested in accordance with the vesting schedule and other terms and conditions set forth in the Award Agreement. If no vesting schedule is provided in the Award Agreement, the Option or SAR will become 25% vested on the first anniversary of the Grant Date, and vested as to an additional 25% on each of the second, third and fourth anniversaries of the Grant Date.


       2.4 Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 will be subject to the following:

             (a) Subject to the provisions of this Section 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option will be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Section 2.4(c), payment may be made as soon as practicable after the exercise).

             (b) The Exercise Price will be payable by cashier's or certified check or by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

             (c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

        2.5 Settlement of Award. Shares of Stock delivered pursuant to the exercise of an Option or SAR will be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingenc ies with respect to shares of Stock acquired pursuant to the exercise of an Option or a SAR as the Committee determines to be desirable.

        2.6 Terms Applicable to NSOs and SARs. Except as otherwise expressly provided in the Award Agreement or as agreed to by the Committee, the following terms will apply to NSOs and to SARs:

        (a) The Exercise Price for each share of Stock covered by a NSO or a SAR may be at any price; provided that NSOs and SARs granted in compliance with the Code Section 162(m) performance-based compensation rules must be granted with an Exercise Price not less than 100% of Fair Market Value.

        (b) A NSO or a SAR may not be exercisable more than ten years from the Grant Date of the NSO or SAR.

        (c) Each NSO and each SAR will be treated as follows with respect to the exercise of the NSO or SAR upon the termination of employment, Disability or death of the Participant: If the Participant dies or becomes Disabled during the Exercise Period while still employed, or within the 90-day period referred to in the following sentence, the NSO or SAR may be exercised by those entitled to do so (who will be, in the event of the Participant's death, the Participant's beneficiary under Section 4.17) within twelve months following the Participant's death or Disability, but not thereafter. If the employment of the Participant is terminated (which for this purpose means that the Participant is no longer employed by the Company or any Subsidiary) within the Exercise Period for any reason other than for Cause or the Participant's death or Disability, the NSO or SAR may be exercised by the Participant within 90 days following the date of such termination (provided that such exercise must occur within the Exercise Period), but not thereafter. In any such case, the NSO or SAR may be exercised only as to the shares of Stock as to which the NSO or SAR had become exercisable on or before the date of the Participant's termination, death or Disability.

        (d) In the event the Participant's employment with the Company or a Subsidiary is terminated for Cause, any NSO and any SAR then held by such Participant (whether or not vested) will be cancelled and will become void and the Participant will have no further interest in such NSO or SAR.

    2.7 Terms Applicable to ISOs. Notwithstanding any other provision of the Plan, the following terms will apply to Options intended to be treated as ISOs. Any Option granted which is intended to be treated as an ISO which does not satisfy the requirements applicable to ISOs under Code Section 422 will be treated as a NSO to the extent such Option does not satisfy the ISO requirements.

        (a) The aggregate Fair Market Value of the shares of Stock for which an ISO is exercisable for the first time by a Participant in any calendar year, under the Plan or otherwise, will not exceed $100,000. For this purpose, the Fair Market Value of the Stock will be determined as of the Grant Date of the Option. In the event that the Code, or the regulations or other authority issued under the Code, are amended to provide for a different limit on the Fair Market Value of shares of Stock to be subject to an ISO, such different limit automatically will be incorporated herein and will apply to any ISOs granted after the effective date of such amendment.

        (b) The Exercise Price for each share of Stock covered by an ISO granted to an Eligible Person who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary (a "10% Shareholder") must be at least 110% of the Fair Market Value of the Stock subject to the ISO on the Grant Date of the Option.

        (c) The ISO may not be exercisable more than ten years from the Grant Date of the ISO; provided, however, that the exercise period of an ISO granted to a 10% Shareholder must expire not more than five years from the Grant Date of such ISO.

        (d) Except as otherwise provided in the Award Agreement, each ISO will be treated as follows with respect to the exercise of the ISO upon the termination of employment, Disability or death of the Participant: If the Participant dies or becomes Disabled during the Exercise Period while still employed, or within the 90-day period referred to in the following sentence, the ISO may be exercised by those entitled to do so (who will be, in the event of the Participant's death, the Participant's beneficiary under Section 4.17) within twelve months following the Participant's death or Disability, but not thereafter. If the employment of the Participant is terminated (which for this purpose means that the Participant is no longer employed by the Company or any Subsidiary) within the Exercise Period for any reason other than for Cause or the Participant's death or Disability, the ISO may be exercised by the Participant within 90 days following the date of such termination (provided that such exercise must occur within the Exercise Period), but not thereafter. In any such case, the ISO may be exercised only as to the shares of Stock as to which the ISO had become exercisable on or before the date of the Participant's termination, death or Disability.

          (e) Except as otherwise provided in the Award Agreement, in the event the Participant's employment with the Company or a Subsidiary i s terminated for Cause, any ISO then held by such Participant (whether or not vested) will be cancelled and will become void and the Participant will have no further interest in such ISO.

     2.8  Formula Grant Options to Non-Employee Directors.

          (a) Notwithstanding any other provision of this Section 2.8, a Director who receives formula grant options under the Company's 19 98 Stock Option Plan, as amended, or under the Company's 1996 Stock Option Plan, as amended, will not be eligible to receive grants of Options under this Section
2.8 covering the same periods.

          (b) Subject to the terms and conditions of this Section, as of December 15, 2000, and as of December 15 of each succeeding calendar year through and including December 15, 2001, each Director automatically will be granted Options on such dates to purchase twenty tho usand (20,000) shares of Stock, subject to availability under the Plan. Except as set forth in the following sentence, in the event that an individual becomes a Director during any Plan Quarter commencing after December 15, 2000, such individual automatically will be granted, as of the date of election of such individual as a Director, Options to purchase that pro rata number of shares of Common Stock for such calendar year as a Director otherwise would be entitled to receive under this Section 2.8, at the rate of 5,000 share s per Plan Quarter, subject to the following sentence and to the last sentence of Section 2.8(c) below. In the event that an individ ual becomes a Director during the period from December 16 through December 31 of any calendar year, the Director automatically will b e granted an Option to purchase the same number of shares as the Directors were granted on the immediately preceding December 15, whi ch Options will vest over the course of the following calendar year as set forth in Section 2.8(c) below.

          (c) Subject to the provisions of Section 5.1, the Exercise Price of the shares of Stock covered by each Option will equal the Fair Market Value of such shares on the Grant Date. Each Option granted under this Section 2.8 will expire ten (10) years from the Grant Date. Furthermore, an Option granted pursuant to Section 2.8(b) will become vested and exercisable as to 5,000 shares on March 31 of the year following the Grant Date, and as to an additional 5,000 shares on the last day of each of the next succeeding Plan Quarters during such year, respectively, but only if, with regard to the shares of Stock with respect to which the Option becomes exercisable at the end of any Plan Quarter, the Director has served in such capacity on an uninterrupted basis for more than fifty percent (50%) of the business days contained in such Plan Quarter.

          (d) If a Director's services as a director of the Company is terminated by reason of (i) his or her Disability, (ii) the failure of t he Company to retain, or nominate for re-election, such Director (who otherwise is eligible) other than for Cause, (iii) his or her i neligibility for re-election pursuant to the Bylaws of the Company, or (iv) his or her voluntary termination of such directorship, su ch termination will be considered a "Qualifying Termination" and each Option granted to such Director, to the extent vested and exerc isable (but not exercised) on the date of such Qualifying Termination, will remain so exercisable by him or her until the end of the exercise period under such Option. If a Director's service as a Director of the Company is terminated for Cause, such termination wi ll be considered a "Non-Qualifying Termination." In the event of a Non-Qualifying Termination, all outstanding unexercised Options g ranted pursuant to this Section 2.8 will be forfeited or canceled, as the case may be.

          (e) If a Director dies while holding an outstanding Option, such Option, to the extent vested and exercisable (but not exercised) on the date of such Director's death, will remain so exercisable by the Director's beneficiary under Section 4.17 until the end of the e xercise period under the Option.

          (f) Grants under this Section 2.8 will be governed by the provisions of this Section 2.8, and such other provisions of the Plan that are not inconsistent with this Section 2.8. Directors may be granted Awards pursuant to the provisions of this Plan, in addition to the Options granted under this
Section 2.8, and such additional Awards will be governed by the provisions of this Plan, excluding this Section 2.8, unless the Committee determines otherwise. Any reference to employment or termination of employment in this Plan will be deemed to refer to the Director's status and term as a director of the Company.

                                   SECTION 3
                              OTHER STOCK AWARDS


        3.1 Grants of Other Stock Awards. The Committee may grant Stock Units, Performance Shares, Restricted Stock, or Restrict ed Stock Units under the Plan.

        3.2     Restrictions on Stock Awards.  Each Stock Unit Award,
Restricted Stock Award, Restricted Stock Unit Award and Perform ance Share Award will be subject to such conditions, restrictions and contingencies (including vesting periods and expiration dates) as the Committee shall determine.

                                   SECTION 4
                         OPERATION AND ADMINISTRATION

        4.1 Effective Date. Subject to the approval of the shareholders of the Company, the Plan will be effective as of June 7, 20 00; provided, however, that to the extent that Awards are granted under the Plan prior to its approval by shareholders, the Awards wi ll be contingent on approval of the Plan by the shareholders of the Company.

        4.2 Term of Plan. The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as lo ng as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no ISO may be granted under t he Plan on a date that is more than ten years from the earlier of the date the Plan is adopted by the Company or the date the Plan i s approved by shareholders.

        4.3 Shares Subject to Plan. The shares of Stock for which Awards may be granted under the Plan will be subject to the follo wing:

             (a) Subject to the following provisions of this Section 4.3, the maximum number of shares of Stock that may be delivered to Participa nts and their beneficiaries under the Plan will equal 2,000,000 shares of Stock.

             (b) To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary becau se the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satis fy applicable tax withholding obligations, such shares will not be deemed to have been delivered for purposes of determining the maxi mum number of shares of Stock available for delivery under the Plan.

             (c) If the exercise price of any stock option granted under the Plan or any Prior Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the sh ares of Stock tendered will be deemed delivered for purposes of determining the maximum number of shares of Stock available for deliv ery under the Plan.

             (d) Subject to Section 5.1, the following additional maximums are imposed under the Plan.

                     (i) The number of shares of Stock that may be issued under Options intended to be treated as ISOs will not exceed the number of shares set forth in Section 4.3(a).

                     (ii) The maximum number of shares of Stock that may be issued in conjunction with Awards granted pursuant to Section 3 will equal 10% of the number of shares set forth in Section 4.3(a).

                     (iii) The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Sections 2 and 3 will be 500,000 shares during any calendar year.

        4.4 General Restrictions. Delivery of shares of Stock or other amounts under the Plan will be subject to the following:

             (a) Notwithstanding any other provision of the Plan, the Company will have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

             (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

        4.5 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Commit tee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant otherwise is entitled under the Plan.

        4.6 Use of Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations. In addition, Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).

        4.7 Dividends and Dividend Equivalents. An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee will establish, including the reinvestment of such credited amounts in Stock equivalents.

        4.8 Payments. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or any combination thereof as the Committee will determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee will determine. The Committee may permit or require the deferr al of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents. Each Subsidiary will be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments will be resolved by the Committee.

        4.9 Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

        4.10 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, will be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee will require.

        4.11 Agreement With Company. An Award under the Plan will be subject to such terms and conditions, not inconsistent with the Plan, as the Committee will, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant will be reflected in an Award Agreement. A copy of such Award Agreement will be provided to the Participant, and the Committee may, but need not require that the Participant will sign a copy of such Award Agreement. The Participant and such Award Agreement will be subject to all of the terms of this Plan regardless of whether any Participant signature is required.

        4.12 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary will be evidenced by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such Company or Subsidiary.

        4.13 Gender and Number. Where the context admits, words in any gender will include any other gender, words in the singular will include the plural and the plural will include the singular.

        4.14   Limitation of Implied Rights.

               (a) Neither a Participant nor any other person will, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant will have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan will constitute a guarantee that the assets of the

Company or any Subsidiary will be sufficient to pay any benefits to any person.

          (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan will confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

     4.15 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on such evidence considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     4.16 Leaves of Absence. Except as otherwise provided in any Award Agreement, a leave of absence approved by the Company (such approval including, but not limited to the reason for and duration of the leave) in accordance with the Company policies and pro cedures, and as required by law, will not be deemed a termination of employment for any purpose under this Plan.

     4.17 Beneficiary of Award. Except as otherwise provided in a written beneficiary designation (in such form approved by the Committee) signed by the Participant and filed with the Committee prior to the death of the Participant, upon the death of a Participant, the beneficiary of any Award granted under this Plan will be the Participant's beneficiary or beneficiaries named under the terms of the basic life insurance program offered by the Company and in effect on the date of the Participant's death, including any and all provisions applicable under such basic life insurance program with respect to the beneficiary of a Participant who does not designate a beneficiary and a named beneficiary who predeceases the Participant.

     4.18 Binding Effect. This Plan will be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon the Participant and his or her heirs, beneficiaries, and personal representatives.

     4.19  Liability and Indemnification.

           (a) Neither the Company nor any Parent or Subsidiary will be responsible in any way for any action or omission of the Committee, or any other persons or fiduciaries in the performance of their duties and obligations as set forth in this Plan. Furthermore, neither the Company nor any Parent or Subsidiary will be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel provided that the Company or the appropriate Parent or Subsidiary relied in good faith upon the action of such agent or the advice of such counsel.

           (b) Except for their own gross negligence or willful misconduct regarding the performance of the duties specifically assigned to them under, or their willful breach of the terms of, this Plan, the Company, each Parent and Subsidiary and the Commi ttee will be held harmless by the Participant, former Participants, beneficiaries and their representatives against liability or loss es occurring by reason of any act or omission. Neither the Company, any Parent or Subsidiary, the Committee, nor any agents, employees, officers, directors, or shareholders of any of them, nor any other person will have any liability or responsibility with respect to this Plan, except as expressly provided herein.

     4.20 Governing Law. All issues relating to the validity, construction, and administration of this Plan will be governed by the laws of the State of Delaware.

                                   SECTION 5
                 CORPORATE TRANSACTIONS AND CHANGES IN CONTROL

     5.1 Corporate Transactions. In the event there is any change in the Stock by reason of any reorganization, recapitalization, stock s plit, stock dividend, or otherwise, there will be substituted for, or added to, each share of Stock theretofore appropriated or there after subject, or which may become subject, to any Award, the number and kind of shares of Stock or other securities into which each outstanding share of Stock will be so changed or for which each such share will be exchanged, or to which each such share will be ent itled, as the case may be, and the per share price thereof shall also be appropriately adjusted. Notwithstanding the foregoing, (a) each such adjustment with respect to an ISO will comply with the rules of Code Section 424(a), and
(b) in no event will any adjustmen t be made which would render any ISO granted hereunder to be other than an incentive stock option under Code Section 422.

     5.2 Vesting Upon Change in Control. Upon the occurrence of a Change in Control of the Company:

          (a) All outstanding Options (regardless of whether in tandem with SARs) will become fully vested and exercisable only if the Award Agreement expressly provides for such full vesting.

          (b) All outstanding SARs (regardless of whether in tandem with Options) will become fully vested and exercisable only if the Award Agreement expressly provides for such full vesting.

          (c) All Stock Units, Restricted Stock, Restricted Stock Units, and Performance Shares will become fully vested an d exercisable only if the Award Agreement expressly provides for such full vesting.

     5.3  Change in Control. Except as otherwise defined in any Award
Agreement, a "Change in Control" will be deemed to have o ccurred if any "Person," as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or "g roup," as such term is used in Section 13(d)(3) and 14(d)(2) of the Exchange Act, but excluding Excluded Entities, is or becomes a Be neficial Owner, directly or indirectly, of stock of the Company representing 50 percent or more of the total voting power of the Comp any's then outstanding securities.

          (a) For purposes of this Section, "Excluded Entities" means (i) any trustee or fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary; (ii) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Company; (iii) the Company or any Subsidiary; and (iv) any Participant who, tog ether with all Affiliates of the Participant, is or becomes the direct or indirect Beneficial Owner of the percentage of such securit ies set forth above.

          (b) For purposes of this Section, an "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlle d by, controlling or under common control with such Person and "control" means the power to direct the management or policies of any Person, through the power to vote shares or other equity interests, by contract or otherwise.

          (c) The term "Beneficial Owner" means a beneficial owner as defined in Rules 13d-3 and 13d-5 under the Exchange Act (or any successor rules), including (but not limited to) the provisions of such rules that a Person will be deemed to have beneficial ownership of all securities that such Person has a right to acquire within 60 days; provided that a Person will not be deemed a Beneficial Owner of, or to own beneficially, any securities if such Beneficial Ownership (i) arises solely as a result of a revocable proxy delivered in r esponse to a proxy or consent solicitation made pursuant to, and in accordance with, the Exchange Act, and (ii) is not also then repo rtable on Schedule 13D or
Schedule 13G (or any successor schedule) under the Exchange Act.

                                   SECTION 6
                                   COMMITTEE

     6.1 Administration. The authority to control and manage the operation and administration of the Plan will be vested in a co mmittee (the "Committee") in accordance with this Section 6. The Committee will be selected by the Board and generally will consist of two or more members of the Board. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that otherwise would be the responsibility of the Committee. The Board may appoint such special comm ittees as the Board determines necessary or desirable in accordance with the following provisions:

          (a) With respect to the grant of Awards to persons who are or may become "covered employees", as such term is defined in Code Section 162(m), the Awards will be granted by a Committee consisting only of two or more outside directors. For purpose s of this Section 6.1(a), a director will be treated as an "outside director" if the director (i) is not a current employee of the Co mpany or its affiliates; (ii) is not a former employee of the Company or its affiliates who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or its affiliates; and (iv) does not receive remuneration, either directly or indirectly, in any capacity other than as a director.

          (b)  With respect to the grant of Awards for which the exemption from
Section 16(b) of the Exchange Act provided by Rule 16b-3 is desired, the Award will be granted by a Committee consisting of (i) only "non-employee directors" or (ii) the full bo ard of directors. Alternatively, the Award may be granted by a Committee consisting of persons who are not non-employee directors; p rovided that the Award is approved by the full Board.

     6.2 Powers of Committee. The Committee's administration of the Plan will be subject to the following:

          (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Persons those persons who will receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, to accelerate vesting of Awards, and (subject to the restrictions imposed by Section 7) to cancel or suspend Awards.



          (b) To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discre tion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

          (c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

          (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan will be final and binding on all persons.

          (e) In controlling and managing the operation and administration of the Plan, the Committee will take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

     6.3 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delega te all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     6.4 Information to be Furnished to Committee. The Company and Subsidiaries will furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries with respect to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation will be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                   SECTION 7
                           AMENDMENT AND TERMINATION

     The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), materially adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amend ment is adopted by the Board.

                                   SECTION 8
                                 DEFINED TERMS

     In addition to the other definitions contained herein, the following definitions will apply:

     (a) Award. The term "Award" will mean any award or benefit granted under the Plan, including, without limitation, the grant of Optio ns, SARs, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards.

     (b) Award Agreement. The term "Award Agreement" means the written document, in such form as is determined by the Committee, which reflects the terms and conditions of an Award to a Participant.

     (c) Board. The term "Board" will mean the Board of Directors of the Company.

     (d) Cause. Unless otherwise defined in the Award Agreement, the term "Cause" will mean:

          (i) a Participant's willful or gross misconduct, or willful or gross negligence, in the performance of his or her duties for the Company or any Parent or Subsidiary, after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Participant of such notice;

          (ii) a Participant's intentional or habitual neglect of his or her duties for the Company or any Parent or Subsidiary after prior written notice of such neglect; or

          (iii) a Participant's theft or misappropriation of funds or property of the Company or any Parent or Subsidiary, or the commission of a felony.

     (e) Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code will include reference to any successor provision of the Code.

     (f) Company. The term "Company" means ICG Communications, Inc., and any successor thereto.

     (g) Director. The term "Director" means an individual who is a director of the Company on the date of an Award grant, and who is not a common law employee of the Company or any Parent or Subsidiary.

     (h) Disabled or Disability. Unless otherwise provided by the Committee, a Participant will be considered to be "Disabled" or to have a "Disability" during the period in which the Participant is unable, by reason of a medically determinable physical or mental impair ment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is exp ected to have a duration of not less than twelve months, as determined under Code Section 22(e)(3).

     (i) Effective Date. The term "Effective Date" means June 7, 2000, subject to approval of this Plan by the shareholders.

     (j) Eligible Person. The term "Eligible Person" means any employee of the Company or any Parent or Subsidiary, and any D irector of the Company.

     (k) Exercise Period. The term "Exercise Period" means that period, as established by the Committee, during which an Opti on or SAR may be exercised, to the extent vested.

     (l) Exercise Price. The term "Exercise Price" means that price at which an Option or a SAR may be exercised.

     (m) Fair Market Value. The term "Fair Market Value" will mean the last reported sale price for the Stock on a Trading Day or, in the event no such reported sale occurs on such Trading Day, the average of the closing bid and asked prices for the Stock on such Trading Date, in either case on the principal securities exchange on which the Stock is listed or admitted to trading. If the Stock is not listed or admitted to trading on any securities exchange, but is traded in the over-the-counter market, Fair Market Value will mean the closing sale price of the Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Stock as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system. If the Stock is not listed on NASDAQ or a comparable system, Fair Market Value will mean the closing sale price of the Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Stock, as selected from time to time by the Company for that purpose. A Trading Day will mean, if the Stock is listed on any securities exchange, a business day on which such exchange was open for trading and at least one trade of Stock was effected on such exchange on such business day, or, if the Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day on which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Stock. In the event the Stock is not publicly traded, the Fair Market Value of the Stock will be determined in good faith by the Committee.

     (n) Grant Date. The term "Grant Date" means the date, as determined by the Committee, as of which an Award is granted to an Eligible Person.

     (o) ISO. The term "ISO" means an Option that is intended to satisfy the requirements applicable to an "incentive stock o ption" described in Code
Section 422(b).

     (p) NSO. The term "NSO" means an Option that is not intended to be an "incentive stock option" as that term is described in Code Section 422(b).

     (q) Option. The term "Option" means a right to purchase shares of Stock at an Exercise Price established by the Committee.

     (r) Parent. The term "Parent" means any company during any period in which it is a "parent corporation" (as that term is defined in Code Section 424(e)) with respect to the Company.

     (s) Participant. The term "Participant" means any Eligible Person who is selected by the Committed to receive an Award.

     (t) Performance Share. The term "Performance Share" means a right to receive shares of Stock or Stock Units, which right is contingent on the achievement of performance or other objectives during a specified period.

     (u) Plan. The term "Plan" means this Year 2000 Executive Long-Term Incentive Plan, as it may be amended.

     (v) Plan Quarter. The term "Plan Quarter" means the three calendar month periods beginning on each January 1, April 1, July 1, and October 1.

     (w) Restricted Stock. The term "Restricted Stock" means shares of Stock which are subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or ac hievement of performance or other objectives, as determined by the Committee.

     (x) Restricted Stock Unit. The term "Restricted Stock Unit" means the right to receive shares of Stock in the future, with such right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon t he achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other obje ctives, as determined by the Committee.

     (y) SAR. The term "SAR" or "stock appreciation right" means the right to receive, in cash or Stock (as determined in accordance with Section 2.5) value equal to (or otherwise based on) the excess of: (i) the Fair Market Value of a specified number of sh ares of Stock at the time of exercise; over (ii) an Exercise Price established by the Committee.

     (z)  Stock.  The term "Stock" means shares of common stock of the Company.

     (aa) Stock Unit. The term "Stock Unit" means a right to receive shares of Stock in the future.

     (bb) Subsidiaries. The term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code Section 424(f)) with respect to the Company.

Document dated 03/16/00
22

Document dated 03/16/00

                 ICG COMMUNICATIONS, INC. 2000 ANNUAL MEETING
                                 June 7, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of ICG COMMUNICATIONS, INC., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 9, 2000, and hereby constitutes and appoints J. Shelby Bryan and H. Don Teague, or either of them acting singly in the absence of the other, with the power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock and 8% Series A-1, Series A-2 and Series A-3 Convertible Preferred Stock of the Company held by the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices at 161 Inverness Drive West, Englewood, Colorado 80112, on June 7, 2000, at 9:30 A.M., Local Time, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

       Please mark your                                        Management recommends that you vote FOR all nominees for directors
       votes as in this                                                   listed belo and vote FOR Proposals 2, 3 and 4
           example.
                                                                                                            FOR   AGAINST   ABSTAIN
                            FOR               WITHHOLD        2.  Approval of the adoption by the Board     [ ]     [ ]       [ ]
                       all nominees          AUTHORITY            of Directors of the Company's Year
                       listed below         to vote for           2000 Executive Long-Term Incentive
                   (except as indicated)       all                Plan.
                                             nominees
                                          listed below        3.  Approval of the Board of Directors' plan  [ ]     [ ]       [ ]
                                                                  to amend the Company's Certificate of
1. Election of             [ ]                 [ ]                Incorporation to increase the number of
   Directors                                                      authorized shares of the Company's
                                                                  Common Stock and Preferred Stock.

           NOMINEES:  William S. Beans, Jr., John U.          4.  Ratification of the appointment of        [ ]     [ ]       [ ]
           Moorhead II, Carl E. Vogel                             KPMG Peat Marwick LLP as
                                                                  independent auditors of the Company
           Instructions:  To withhold authority to vote for       and its subsidiaries for the fiscal year
                          any individual nominee, write such      ending December 31, 2000.
                          nominee's or nominees' name(s) in
                          the space provided below.           5.  Transaction of such other business as may properly come before the Meeting and any adjournments thereof.
-------------------------------------------------------------
                                                              The proxy when properly executed will be voted as directed.  If no direction is indicated, the proxy will be voted FOR the election of the three named individuals as directors, FOR the approval of the adoption by the Board of Directors of the Company's Year 2000
                                                              Executive Long-Term Incentive Plan, FOR the approval of the Board of
                                                              Directors' plan to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock and
                                                              Preferred Stock, FOR the ratification of the appointment of the independent auditors and FOR the transaction of such other business as may properly come before the Meeting

                                                              PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE
                                                              ENCLOSED ENVELOPE.

Signature______________________________ Date________________  Signature_______________________________________ Date________________
                                                                              Signature if held jointly

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.